Goldman Sachs Funds

--------------------------------------------------------------------------------
CORE/SM/ Equity Funds                        Annual Report   August 31, 1999
--------------------------------------------------------------------------------




                                             Long-term capital growth potential

                                             through diversified portfolios of

                                             stocks with attractive quantitative

                                             and qualitative rankings.


                                             [GS LOGO APPEARS HERE]

MARKET OVERVIEW


   Goldman Sachs CORE Equity Funds


   Dear Shareholder,

   During the period under review, the ongoing strength of the U.S. economy and stock market surprised many experts, and Asian markets rebounded dramatically following 1998's economic crisis.


      . Market Review: Overall, Global Markets Performed Well -- As the reporting period began, a cloud hovering over the world's equity markets was appearing to lift. Concerted action from the G-7, including multiple interest rate cuts by the Federal Reserve Board, began to elevate fears of a global financial meltdown. The euro currency was launched amid much fanfare. And the Japanese government finally appeared ready to seriously address its structural problems.
          In most cases, this has led to positive market returns around the world. The U.S. stock market has moved forward against a backdrop of shifting preferences for equities and rising interest rates. In Asia, a dramatic rebound unfolded after last year's currency crisis. Investors who were previously underweight in the region moved to increase their exposure, creating an attractive investment environment. And in Japan, the market has generated very strong returns, due to unexpected gains in the country's domestic economy and a flood of capital from institutional investors. One of the few disappointments occurred in Europe. The euphoria surrounding the launch of the euro was short lived, as the markets retreated on heels of the conflict in Bosnia, rising U.S. interest rates and data indicating sluggish production in the region.

      . Market Outlook: Mixed Signals Prevail -- In the shorter-term, the outlook for the U.S. stock market appears generally positive. Corporate profits should remain healthy, and we would expect to see strong economic growth for the remainder of 1999. While inflation could be somewhat higher than in years past, it should remain moderate. However, the Federal Reserve has made it clear that increased signs of inflation will be dealt with swiftly.
          The outlook for Asia as a region has improved, although it is important to note that intra-regional discrepancies still exist. We believe that several countries have "bottomed out" and are now showing signs of recovery following the crises of 1998. On a cautious note, we recognize that a recovery in Asia is very dependent on the continued strength of the U.S. market. Consequently, it will be important to closely monitor all economic data coming out of the U.S. in an effort to determine its impact on the Asian markets.
          In Japan, for the time being, we remain cautious on the market, given the recent rally and the concerns of equity valuations. Based on the current price levels, the market seems to have discounted much of the earnings recovery expected to materialize in late 1999. On a positive note, many companies are in the process of implementing restructuring plans that they announced several months back -- benefits of which could improve earnings.
          And in Continental Europe, the outlook is relatively positive, given signs of an economic recovery within the major economies in the region, the resurgence in business and consumer confidence, and the added benefit of Asia and Japan restocking inventories.

      . Special Note: Reporting Period Change -- The fiscal year-end of the
        Funds has been changed to August 31. Previously, the Funds had a January 31 fiscal year-end. Because of the new reporting period, this will serve as the Fund's annual report. This change does not affect your Fund's investment objective or strategy in any way.

        We encourage you to maintain your long-term investment program, and we look forward to serving your investment needs in the years to come.

        Sincerely,

        /s/ David B. Ford                        /s/ John P. McNulty

        David B. Ford                            John P. McNulty
        Co-Head, Goldman Sachs Asset             Co-Head, Goldman Sachs Asset
        Management                               Management

        September 3, 1999

----------------------
  . NOT FDIC
    INSURED

  . May Lose Value

  . No Bank
    Guarantee
----------------------

                                                                     FUND BASICS
CORE(SM) U.S. Equity Fund

as of August 31, 1999


                            Assets Under Management

                                 $1.2 Billion

                              Number of Holdings

                                     175

                                NASDAQ Symbols

                                Class A Shares

                                     GSSQX

                                Class B Shares

                                    GSSBX

                                Class C Shares

                                    GSUSX

                             Institutional Shares

                                    GSELX

                                Service Shares

                                    GSESX

-------------------------------------------------------------------------------------------------
PERFORMANCE REVIEW
-------------------------------------------------------------------------------------------------
January 31, 1999-August 31, 1999 Fund Total Return (without sales charge)/1/   S&P 500 Index/2/
-------------------------------------------------------------------------------------------------
Class A                                  3.73%                                      3.98%
Class B                                  3.26                                       3.98
Class C                                  3.27                                       3.98
Institutional                            3.97                                       3.98
Service                                  3.65                                       3.98
-------------------------------------------------------------------------------------------------

  /1/The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.

  /2/The unmanaged S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

-------------------------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS/3/
-------------------------------------------------------------------------------------------------
For the period ended 6/30/99     Class A     Class B    Class C   Institutional   Service
-------------------------------------------------------------------------------------------------
Last 6 Months                     6.81%       7.61%      11.62%       13.24%       12.96%
One Year                         10.67       11.14       15.21        17.63        17.06
Five Years                       23.71         N/A         N/A          N/A        25.17/4/
Since Inception                  16.77       23.63       20.45        26.51        17.62/4/
                               (5/24/91)    (5/1/96)   (8/15/97)    (6/15/95)    (5/24/91)
-------------------------------------------------------------------------------------------------

  /3/The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

  /4/Performance data for Service shares prior to 6/7/96 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the CORE U.S. Equity Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Services shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

-------------------------------------------------------------------------------------------------
Top 10 Holdings as of 8/31/99
-------------------------------------------------------------------------------------------------
Holding                          % of Total Net Assets       Line of Business
-------------------------------------------------------------------------------------------------
Microsoft Corp.                          5.3%                Computer Software
General Electric Co.                     3.3                 Heavy Electrical
International Business Machines, Inc.    3.1                 Computer Hardware
Exxon Corp.                              2.7                 Energy Resources
Intel Corp.                              2.3                 Semiconductors
American International Group, Inc.       2.3                 Property Insurance
Royal Dutch Petroleum Co. ADR            2.2                 Energy Resources
AT&T Corp.                               2.2                 Telephone
Tyco International Ltd.                  1.8                 Medical Products
Bristol-Myers Squibb Co.                 1.8                 Drugs
-------------------------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

PERFORMANCE OVERVIEW


    CORE U.S. Equity Fund


    Dear Shareholder,

    We are pleased to report on the performance of the Goldman Sachs CORE U.S. Equity Fund for the seven-month period ended August 31, 1999. This reporting period is based on the Fund's new August 31st fiscal year-end.



        Performance Review

        Over the seven-month period ended August 31, 1999, the Fund's Class A, B, C, Institutional and Service shares generated total cumulative returns, without sales charges, of 3.73%, 3.26%, 3.27%, 3.97%, and 3.65%, respectively. These figures compared to the 3.98% total cumulative return of the Fund's benchmark, the S&P 500 Index.

          The CORE strategy is a well-defined investment process that has historically provided consistent, risk-managed performance. We seek to buy stocks that are attractively valued and favored by fundamental research analysts and have experienced good momentum. These themes are considered relative to the S&P 500 Index. The diversification of our models typically adds value, because when one theme doesn't work, others usually do. For example, when momentum stocks underperform, value stocks have historically advanced more than average. Portfolios are constructed taking into account stocks' risk characteristics as well as their expected returns.

          During the reporting period, we experienced dramatic shifts in investor sentiment, which made stock picking unusually difficult. During the first quarter of the year the stock market's rally was extremely narrow, limited mostly to a few very large growth companies and the technology sector. Early in the second quarter, investors rotated assets into value-oriented, smaller-cap and cyclical issues. However, they were again favoring large-cap growth by the time the second quarter ended, and continued to favor large growth until the end of the period under review. In the first quarter, the momentum theme of our quantitative process helped us to select winning stocks, although as the market's preferences shifted, these results were difficult to maintain. Overall, during the reporting period the Fund provided a competitive return compared to its benchmark.

        Portfolio Positioning

        The CORE investment process analyzes each stock based upon its Value, Momentum and Risk characteristics, as well as a fundamental Research assessment. Throughout the period under review, we placed the most emphasis on the Momentum theme, followed by Value and Research. Stability accounted for the lowest proportion of a company's expected excess return.

     . Early in the period under review, the Stability theme produced the best returns; Value and Research both produced results in the opposite direction of what we would expect.

     . During the second calendar quarter, Value fared much better than in the first quarter, producing the highest returns of the four themes. Whereas less stable companies had higher returns than their more-stable counterparts, Momentum helped slightly.

     . Near the end of the period, the themes produced mixed results. Performance of several of the underlying models produced very negative results, while others had unusually good returns.

                                                            PERFORMANCE OVERVIEW

The Goldman Sachs CORE U.S. Equity Fund seeks long-term capital growth and dividend income by investing in a broadly diversified portfolio of large-cap equity securities representing all major sectors of the U.S. economy.

--------------------------------------------------------------------------------
                            CORE INVESTMENT PROCESS
--------------------------------------------------------------------------------

                              Computer Optimized

 .    Risk management tools designed to minimize industry and style risk.

 .    Emphasis on stock selection with attention to attractive quantitative and qualitative ratings.

 .    Construct portfolio with maximum expected return forecast within risk guidelines.

                               Research Enhanced

 .    Fundamental Research from Goldman Sachs' Global Investment Research
     Department and other research sources.

 .    Quantitative insights from proprietary multi-factor model rank each stock by its value, momentum and risk characteristics.

                                 CORE Process

     Result: A risk-managed portfolio grounded by a rigorous quantitative model and enhanced by fundamental research.


Portfolio Highlights

Noteworthy company performance spanned a diverse group of sectors, including:

 .    Technology holdings IBM (up 36.4%; 3% of net assets) and Lexmark
     International Group (up 55.9%; 1% of net assets).

 .    Retailer Best Buys Co. (up 55.1%; 1% of net assets).

 .    Chemical company leader Dow Chemicals (up 31.1%; 1% of net assets).

Portfolio Outlook

Despite a period of shifting investor preference and above average return dispersion (the difference between the best- and worst-performing stocks), the Fund's investment process led to competitive returns during the period, as it has done in the past. Going forward, we continue to believe that cheaper stocks should outpace more expensive ones, good momentum stocks should do better than poor momentum stocks, and lower-risk stocks should perform better than higher risk stocks. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York
September 3, 1999

FUND BASICS

CORE(SM) Large Cap Growth Fund

as of August 31, 1999


                            Assets Under Management

                                 $871 Million

                              Number of Holdings

                                     135

                                NASDAQ Symbols

                                Class A Shares

                                     GLCGX

                                Class B Shares

                                     GCLCX

                                Class C Shares

                                     GLCCX

                             Institutional Shares

                                     GCGIX

                                Service Shares

                                     GSCLX

--------------------------------------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------------------------------------
January 31, 1999-August 31, 1999      Fund Total Return (without sales charge)/1/ Russell 1000 Growth Index/2/
--------------------------------------------------------------------------------------------------------------
Class A                                              5.26%                                  2.66%
Class B                                              4.82                                   2.66
Class C                                              4.75                                   2.66
Institutional                                        5.49                                   2.66
Service                                              5.21                                   2.66
--------------------------------------------------------------------------------------------------------------

  /1/The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.

  /2/The unmanaged Russell 1000 Growth Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

--------------------------------------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS/3/
--------------------------------------------------------------------------------------------------------------
For the period ended 6/30/99         Class A       Class B       Class C       Institutional       Service
--------------------------------------------------------------------------------------------------------------
Last 6 Months                         5.00%         5.76%         9.76%          11.40%             11.07%
One Year                             13.33         14.10         18.19           20.52              19.90
Five Years                           28.03/4/       N/A           N/A            29.68/4/           29.41/4/
Since Inception                      21.35/4/      27.89         22.82           22.38/4/           22.21/4/
                                  (11/11/91)     (5/1/97)      (8/15/97)       (11/11/91)          (5/1/97)
--------------------------------------------------------------------------------------------------------------

  /3/The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

  /4/Performance data for Service shares prior to May 1, 1997 (commencement of operations) is that of Class A shares. Class A share performance for such period is that of a predecessor separate account (which converted into Class A shares) adjusted to reflect the higher fees and expenses applicable to the Fund's Class A shares. Although the predecessor separate account was managed by Goldman Sachs Asset Management in a manner and pursuant to investment objectives in all material respects equivalent to management and investment objectives of the CORE Large Cap Growth Fund, the separate account was not registered under the Investment Company Act of 1940 (the "Act") and was not subject to certain investment restrictions imposed by the Act. If it had registered under the Act, performance might have been adversely affected.

--------------------------------------------------------------------------------------------------------------
Top 10 Holdings as of 8/31/99
--------------------------------------------------------------------------------------------------------------
Holding                   % of Total Net Assets               Line of Business
--------------------------------------------------------------------------------------------------------------
Microsoft Corp.                  6.6%                       Computer Software
General Electric Co.             5.2                        Heavy Electrical
Cisco Systems, Inc.              4.7                        Computer Hardware
Intel Corp.                      3.9                        Semiconductors
Amgen, Inc.                      3.8                        Drugs
QUALCOMM, Inc.                   2.8                        Electrical Equipment
Eastman Kodak Co.                2.6                        Leisure
Johnson & Johnson                2.6                        Medical Products
Hewlett-Packard Co.              2.3                        Computer Hardware
Procter & Gamble Co.             2.3                        Home Products
--------------------------------------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

                                                            PERFORMANCE OVERVIEW

CORE Large Cap Growth Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs CORE Large Cap Growth Fund for the seven-month period ended August 31, 1999. This reporting period is based on the Fund's new August 31st fiscal year-end.

    Performance Review

    Over the seven-month period ended August 31, 1999, the Fund's Class A, B, C, Institutional and Service shares generated total cumulative returns, without sales charges, of 5.26%, 4.82%, 4.75%, 5.49% and 5.21%, respectively. These figures compare favorably to the 2.66% total cumulative return of the Fund's benchmark, the Russell 1000 Growth Index.
      The CORE strategy is a well-defined investment process that has historically provided consistent, risk-managed performance. We seek to buy stocks that are attractively valued and favored by fundamental research analysts and have experienced good momentum. These themes are considered relative to the Russell 1000 Growth Index. The diversification of our models typically adds value, because when one theme doesn't work, others usually do. For example, when momentum stocks underperform, value stocks typically advance more than average. Portfolios are constructed taking into account stocks' risk characteristics as well as their expected returns.
      The Fund's investment process and diversification of themes were key benefits during the reporting period, as we experienced dramatic shifts in investor sentiment. During the first quarter of the year the stock market's rally was extremely narrow, limited mostly to a few very large growth companies and the technology sector. Early in the second quarter, investors rotated assets into value-oriented, smaller-cap and cyclical issues. However, they were again favoring large-cap growth by the time the second quarter ended, and continued to favor large growth until the end of the period under review. In the first quarter, the momentum theme of our quantitative process helped us to select winning stocks, although as the market's preferences shifted, these results were difficult to maintain. Overall, during the reporting period the Fund was able to outperform its benchmark.

    Portfolio Positioning

    The CORE investment process analyzes each stock based upon its Value, Momentum and Risk characteristics as well as a fundamental Research assessment. Throughout the period under review, we placed the most emphasis on the Momentum theme, followed by Value and Research. Stability accounted for the lowest proportion of a company's expected excess return.

 .   Early in the period under review, the Stability theme produced the best returns; Momentum worked well, but Value and Research both produced results in the opposite direction of what we would expect.

 .   During the second calendar quarter, Value fared much better than in the first quarter, producing the highest returns of the four themes. Whereas less stable companies and those less favored by research analysts had higher returns than their more-stable and better-rated counterparts, momentum helped returns.


 .   Near the end of the period, Value, Momentum and Stability all helped returns in the large-cap Growth universe; Research, however, did not fare as strongly.

PERFORMANCE OVERVIEW

The Goldman Sachs CORE Large Cap Growth Fund seeks long-term capital growth, primarily by investing in a broadly diversified portfolio of equity securities that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy.

     Portfolio Highlights

     Noteworthy company performance spanned a diverse group of sectors, including:

 .    Technology holdings Cisco Systems (up 21.6%; 5% of net assets), Hewlett
     Packard (up 35.0%; 2% of net assets) and Exodus Communications (up 49.4%; 1% of net assets).

 .    Photographic supplier Eastman Kodak (up 14.5%; 3% of net assets).

 .    Biotechnology leader Amgen (up 30.2%; 4% of net assets).

     Portfolio Outlook

     As always, the Fund remains fully invested in stocks. Our sector weightings and distribution among size categories are targeted to stay close to those of the Russell 1000 Growth Index, as do exposures to other risk factors (such as dividend yield). Based on long-term results, our quantitative process prefers low P/E and low price/book stocks with good momentum characteristics that exhibit lower volatility in stock price and earnings, and that are favored by research analysts. As such, we maintain an exposure to securities that display these factors.

     We thank you for your investment and look forward to your continued confidence.

     Goldman Sachs Quantitative Equity Investment Team

     New York
     September 3, 1999

FUND BASICS

CORE(SM) Small Cap Equity Fund

as of August 31, 1999

                            Assets Under Management

                                $135.3 Million

                              Number of Holdings

                                     329

                                NASDAQ Symbols

                                Class A Shares

                                     GCSAX

                                Class B Shares

                                     GCSBX

                                Class C Shares

                                     GCSCX

                             Institutional Shares

                                     GCSIX

                                Service Shares

                                     GCSSX

-------------------------------------------------------------------------------------------------------------
Performance Review
-------------------------------------------------------------------------------------------------------------
January 31, 1999-August 31, 1999        Fund Total Return (without sales charge)/1/     Russell 2000 Index/2/
-------------------------------------------------------------------------------------------------------------
Class A                                                   0.69%                                 1.01%
Class B                                                   0.20                                  1.01
Class C                                                   0.20                                  1.01
Institutional                                             0.98                                  1.01
Service                                                   0.59                                  1.01
-------------------------------------------------------------------------------------------------------------

  /1/The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.

  /2/The unmanaged Russell 2000 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

-------------------------------------------------------------------------------------------------------------
Standardized Total Returns/3/
-------------------------------------------------------------------------------------------------------------
For the period ended 6/30/99    Class A      Class B      Class C     Institutional        Service
-------------------------------------------------------------------------------------------------------------
Last 6 Months                    0.19%        0.69%        4.69%          6.32%             6.05%
One Year                       -13.20       -13.43        -9.70          -7.81             -8.23
Since Inception                  0.94         1.19         3.34           4.41              3.96
(8/15/97)
-------------------------------------------------------------------------------------------------------------

  /3/The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

-------------------------------------------------------------------------------------------------------------
Top 10 Holdings as of 8/31/99
-------------------------------------------------------------------------------------------------------------
Holding                      % of Total Net Assets     Line of Business
-------------------------------------------------------------------------------------------------------------
Hollywood Entertainment Co.         1.5%               Specialty Retail
Millennium Pharmaceuticals          1.3                Drugs
Delphi Financial Group, Inc.        1.2                Life Insurance
Sandisk Corp.                       1.1                Computer Hardware
CTS Corp.                           1.1                Semiconductors
Sawtek, Inc.                        1.1                Electrical Equipment
Southwest Securities Group, Inc.    1.0                Security/Asset Management
Federal Signal Corp.                1.0                Electrical Equipment
Alpharma, Inc.                      0.8                Drugs
Toro Co.                            0.8                Industrial Parts
-------------------------------------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

PERFORMANCE OVERVIEW

    CORE Small Cap Equity Fund

    Dear Shareholder,

    We are pleased to report on the performance of the Goldman Sachs CORE Small Cap Equity Fund for the seven-month period ended August 31, 1999. This reporting period is based on the Fund's new August 31st fiscal year-end.


        Performance Review

        Over the seven-month period ended August 31, 1999, the Fund's Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of 0.69%, 0.20%, 0.20%, 0.98% and 0.59%, respectively. These figures compare to the 1.01% cumulative total return of the Fund's benchmark, the Russell 2000 Index.

          The CORE strategy is a well-defined investment process that has historically provided consistent, risk-managed performance. We seek to buy stocks that are attractively valued and favored by fundamental research analysts and have experienced good momentum. These themes are considered relative to the Russell 2000 Index. The diversification of our models typically adds value, because when one theme doesn't work, others usually do. For example, when momentum stocks underperform, value stocks typically advance more than average. Portfolios are constructed taking into account stocks' risk characteristics as well as their expected returns.

          We experienced dramatic shifts in investor sentiment during the reporting period. In the first quarter of the year the stock market's rally was extremely narrow, limited mostly to a few very large growth companies and the technology sector. Early in the second quarter, investors rotated assets into value-oriented, smaller-cap and cyclical issues. However, they were again favoring large-cap growth by the time the second quarter ended, and continued to favor large growth until the end of the period under review.

        Portfolio Positioning

        The CORE investment process analyzes each stock based upon its Value, Momentum and Risk characteristics as well as a fundamental Research assessment. Throughout the period under review, we placed the most emphasis on the Momentum theme, followed by Value and Research. Stability accounted for the lowest proportion of a company's expected excess return.

   . During the first quarter, the small-cap stocks that fared the best were those with no earnings -- mainly Internet-related stocks. Since earnings are a critical component in our evaluation of stocks, we had a difficult time during that period.

   . Later in the evaluation period, returns to our investment themes within the Russell 2000 Index reverted to a more typical pattern. We experienced the best returns from our Stability theme, but Value and Research also did well. Momentum, however, did not add value.

                                                            PERFORMANCE OVERVIEW

The Goldman Sachs CORE Small Cap Equity Fund seeks long-term capital growth by investing primarily in a broadly diversified portfolio of equity securities of U.S. issuers that are included in the Russell 2000 Index at the time of investment.

     Portfolio Highlights

     Noteworthy company performance spanned a diverse group of sectors, including:

 .    Technology holdings SanDisk Corp. (up 192.2%; 1% of net assets),
     Broadvision (up 134.8%; 1% of net assets) and CTS Corp. (up 100.7%; 1% of net assets).

 .    Credit service provider Advanta Corp. (up 45.3%; 1% of net assets)

 .    Synthetics manufacturer Wellman Inc. (up 82.0%; 1% of net assets)

     Portfolio Outlook

     As always, the Fund remains fully invested in stocks. The Fund's sector weightings and distribution among size categories are targeted to stay close to those of the Russell 2000 Index, as do exposures to other risk factors (such as dividend yield). Based on long-term results, our quantitative process prefers low P/E and low price/book stocks with good momentum characteristics that exhibit lower volatility in stock price and earnings, and are favored by research analysts. In summary, we expect the factors that comprise the quantitative model will help us find the stocks with the potential to outperform the index.

     We thank you for your investment and look forward to your continued confidence.

     Goldman Sachs Quantitative Equity Investment Team

     New York
     September 3, 1999

FUND BASICS

CORE(SM) Large Cap Value Fund

as of August 31, 1999

                            Assets Under Management

                                $303.1 Million

                              Number of Holdings

                                     189

                                NASDAQ Symbols

                                Class A Shares

                                    GCVAX

                                Class B Shares

                                     GCVBX

                                Class C Shares

                                     GCVCX

                             Institutional Shares

                                     GCVIX

                                Service Shares

                                     GCLSX

-------------------------------------------------------------------------------------------------------------------
PERFORMANCE REVIEW
-------------------------------------------------------------------------------------------------------------------
January 31, 1999-August 31, 1999        Fund Total Return (without sales charge)/1/     Russell 1000 Value Index/2/
-------------------------------------------------------------------------------------------------------------------
Class A                                                  4.31%                                      4.66%
Class B                                                  3.68                                       4.66
Class C                                                  3.73                                       4.66
Institutional                                            4.35                                       4.66
Service                                                  4.11                                       4.66
-------------------------------------------------------------------------------------------------------------------

  /1/The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.

  /2/The unmanaged Russell 1000 Value Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

-------------------------------------------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS/3/
-------------------------------------------------------------------------------------------------------------------
For the period ended 6/30/99    Class A    Class B   Class C   Institutional    Service
-------------------------------------------------------------------------------------------------------------------
Last 6 Months                    6.99%      7.67%    11.63%        13.36%        13.10%
Since Inception                  6.87       7.67     11.63         13.36         13.10
(12/31/98)
-------------------------------------------------------------------------------------------------------------------

  /3/The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

-------------------------------------------------------------------------------------------------------------------
TOP 10 HOLDINGS AS OF 8/31/99
-------------------------------------------------------------------------------------------------------------------
Holding                                % of Total Net Assets    Line of Business
-------------------------------------------------------------------------------------------------------------------
Exxon Corp.                                     4.4%            Energy Resources
AT&T Corp.                                      2.8             Telephone
American International Group, Inc.              2.5             Property Insurance
BankAmerica Corp.                               2.2             Banks
Chevron Corp.                                   2.2             Energy Resources
Chase Manhattan Corp.                           2.2             Banks
Citigroup, Inc.                                 2.1             Banks
International Business Machines, Inc.           1.8             Computer Hardware
GTE Corp.                                       1.6             Telephone
Mobil Corp.                                     1.5             Energy Resources
-------------------------------------------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments. Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

                                                            PERFORMANCE OVERVIEW

CORE Large Cap Value Fund

Dear Shareholder,
We are pleased to report on the performance of the Goldman Sachs CORE Large Cap Value Fund for the seven-month period ended August 31, 1999. This reporting period is based on the Fund's new August 31st fiscal year-end.


    Performance Review

    Over the seven-month period ended August 31, 1999, the Fund's Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of 4.31%, 3.68%, 3.73%, 4.35% and 4.11%, respectively. These figures compare to the 4.66% cumulative total return of the Fund's benchmark, the Russell 1000 Value Index.
      The CORE strategy is a well-defined investment process that has historically provided consistent, risk-managed performance. We seek to buy stocks that are attractively valued and favored by fundamental research analysts and have experienced good momentum. These themes are considered relative to the Russell 1000 Value Index. The diversification of our models typically adds value, because when one theme doesn't work, others usually do. For example, when momentum stocks underperform, value stocks typically advance more than average. Portfolios are constructed taking into account stocks' risk characteristics as well as their expected returns.
      We experienced dramatic shifts in investor sentiment during the period under review. In the first quarter of the year the stock market's rally was extremely narrow, limited mostly to a few very large growth companies and the technology sector. Early in the second quarter, investors rotated assets into value-oriented, smaller-cap and cyclical issues. However, they were again favoring large-cap growth by the time the second quarter ended, and continued to favor large growth until the end of the period under review. In the first quarter, the Momentum theme of our quantitative process helped us to select winning stocks, although as the market's preferences shifted, these results were difficult to maintain.

    Portfolio Positioning

    The CORE investment process analyzes each stock based upon its Value, Momentum and Risk characteristics as well as a fundamental Research assessment. Throughout the period under review, we placed the most emphasis on the Momentum theme, followed by Value and Research. Stability accounted for the lowest proportion of a company's expected excess return.

 .   Early in the period under review, the Stability theme produced the best returns; unfortunately, that theme carried the lowest weight. Value and Research worked as well, but Momentum, the most highly emphasized theme, produced results in the opposite direction of what we would expect. These return patterns continued into the second calendar quarter, with the exception of the Stability theme -- more volatile stocks produced better returns during the reporting period.

 .   Near the end of the period, the only theme to produce the kind of returns we would expect within the Value universe was Research.

PERFORMANCE OVERVIEW

The Goldman Sachs
CORE Large Cap Value Fund seeks long-term growth of capital by investing primarily in a broadly diversified portfolio of equity securities of large cap U.S. issuers that are selling at low to modest valuations relative to general market measures.

     Portfolio Highlights

     Noteworthy company performance spanned a diverse group of sectors, including:

 .    Retailers Best Buys Co. (up 55.1%; 1% of net assets) and Tiffany & Co. (up
     86.2%; 1% of net assets).

 .    Technology holding Lexmark International (up 55.9%; 1% of net assets).

     Portfolio Outlook

     As always, the Fund remains fully invested in stocks. The Fund's sector weightings and distribution among size categories are targeted to stay close to those of the Russell 1000 Value Index, as do exposures to other risk factors (such as dividend yield). Based on long-term results, our quantitative process prefers low P/E and low price/book stocks with good momentum characteristics that exhibit lower volatility in stock price and earnings, and that are favored by research analysts. As such, we maintain an exposure to securities that display these factors.

     We thank you for your investment and look forward to your continued confidence.

     Goldman Sachs Quantitative Equity Investment Team

     New York
     September 3, 1999

                                                                     FUND BASICS

CORE(SM) International Equity Fund

as of August 31, 1999

Assets Under Management

                                $399.8 Million

                              Number of Holdings

                                     293

                                NASDAQ SYMBOLS

                                Class A Shares

                                     GCIAX

                                Class B Shares

                                     GCIBX

                                Class C Shares

                                     GCICX

                             Institutional Shares

                                     GCIIX

   Service Shares

        GCISX

---------------------------------------------------------------------------------------------------------
PERFORMANCE REVIEW
---------------------------------------------------------------------------------------------------------
January 31, 1999-August 31, 1999    Fund Total Return (without sales charge)/1/ MSCI Gross EAFE Index/2/
---------------------------------------------------------------------------------------------------------
Class A                                           8.92%                               7.93%
Class B                                           8.64                                7.93
Class C                                           8.63                                7.93
Institutional                                     9.34                                7.93
Service                                           9.08                                7.93
---------------------------------------------------------------------------------------------------------

  /1/The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.

  /2/The unmanaged Morgan Stanley Capital International (MSCI) Gross Europe,
     Australasia, Far East (EAFE) Index is a market capitalization weighted composite of securities in 21 developed markets, including Australia, Austria, Belgium, Denmark, Finland, Germany, Hong Kong, Ireland, Italy, Japan and the United Kingdom. Total returns are calculated without dividends reinvested. Investors cannot invest directly in the Index. The Index figures do not reflect any fees or expenses.

---------------------------------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS/3/
---------------------------------------------------------------------------------------------------------
For the period ended 6/30/99   Class A   Class B   Class C   Institutional   Service
---------------------------------------------------------------------------------------------------------
Last 6 Months                   0.38%     1.04%     4.94%        6.58%        6.30%
One Year                        0.23      0.62      4.51         6.79         6.27
Since Inception                 0.15      0.69      2.79         3.87         3.40
(8/15/97)
---------------------------------------------------------------------------------------------------------

  /3/The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

---------------------------------------------------------------------------------------------------------
TOP 10 HOLDINGS AS OF 8/31/99
---------------------------------------------------------------------------------------------------------
                                   % of Total
Holding                            Net Assets             Country          Line of Business
---------------------------------------------------------------------------------------------------------
Bank of Tokyo Mitsubishi              1.9%                Japan            Banks
Nokia AB Oyj Series A                 1.8                 Finland          Telecommunication
Daimler Chrysler AG                   1.7                 Germany          Auto
ENI SpA                               1.6                 Italy            Energy Resources
BP Amoco PLC                          1.6                 Britain          Energy Resources
Toyota Motor Corp.                    1.6                 Japan            Auto
British Telecom PLC                   1.5                 Britain          Telecommunication
France Telecom                        1.4                 France           Telecommunication
Telefonica de Espana SA               1.4                 Spain            Telecommunication
Nippon Telephone & Telegraph Corp.    1.3                 Japan            Telecommunication
---------------------------------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

PERFORMANCE OVERVIEW

    CORE International Equity Fund


    Dear Shareholder,
    We are pleased to report on the performance of the Goldman Sachs CORE International Equity Fund for the seven-month period ended August 31, 1999. This reporting period is based on the Fund's new August 31st fiscal year-end.

        Performance Review

        Over the seven-month period ended August 31, 1999, the Fund's Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of 8.92%, 8.64%, 8.63%, 9.34% and 9.08%, respectively. These figures compare favorably to the 7.93% cumulative total return of the Fund's benchmark, the Morgan Stanley Capital
        International (MSCI) Gross Europe, Australia, Far East (EAFE) Index.
          The CORE strategy is designed to add value at both the country and security level by focusing on three investment strategies -- relative
        Value, Momentum and Risk. Each strategy is based on sound economic reasoning and then validated through rigorous empirical research. These strategies are combined to form views on the countries and stocks in our investment universe. Our approach seeks to identify attractive equity markets, and attractive stocks within those markets, while managing the amount of risk relative to a specified benchmark. The goal of our portfolio construction process is to maximize exposure to our model's return forecasts while mitigating unintended active risks.

        Regional Allocations

        Country allocations accounted for about two-thirds of the Fund's outperformance during the period. Both Finland and Singapore were overweighted, benefiting the Fund as Finland rose substantially in U.S. dollar terms versus the MSCI Gross EAFE index. An underweight position in the Netherlands also helped performance, as the Dutch market underperformed the index during the reporting period.

        Sector Allocations

        In general, the Fund's sector exposure approximated that of its benchmark, the MSCI Gross EAFE Index. Slight differences in weightings are a result of the Fund's bottom-up stock selection process, rather than any economic forecast for specific sectors.

        Portfolio Highlights

        During the period, relative value strategies experienced strong ability to distinguish outperforming individual equities globally, while momentum was not rewarded. The portfolio was helped by stock selections in Italy, Spain and the Netherlands. Being overweight Telecom Italia and Montedison in Italy, and Telefonica and Repsol in Spain, particularly boosted portfolio performance.

                                                            PERFORMANCE OVERVIEW

The Goldman Sachs CORE International Equity Fund seeks long-term capital appreciation, primarily through equity securities of large-cap companies that are organized or whose securities are principally traded outside the United States.

--------------------------------------------------------------------------------
Core International Investment Process
--------------------------------------------------------------------------------


1 Forecast Returns

 .    Countries, currencies and individual stocks.

 .    Common investment themes (Value, Momentum and Risk).

2 Construct Efficient Portfolios

 .    Maximize expected return for a given level of risk.

 .    Determine optimal country weights using equity market and currency return forecasts.

 .    Construct a portfolio using stock return forecasts and optimal country weights.

 .    Mirror benchmark exposures to common risk factors (style and industries).

3 Monitor Holdings and Performance

 .    Continually review return forecasts and portfolio risk.

 .    Adjust positions as needed.

 .    Verify sources of value added.


Portfolio Outlook

As always, the Fund remains substantially invested in stocks, and our sector and capitalization weightings are targeted to stay relatively close to that of the MSCI Gross EAFE index. Based on our investment strategy, we will continue to emphasize a diversified portfolio of stocks with strong value and momentum characteristics.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York
September 3, 1999

GOLDMAN SACHS CORE EQUITY FUNDS

    The Goldman Sachs Advantage

    Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

        Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

        What Sets Goldman Sachs Funds Apart?

                        1 Resources and Relationships

          Our porfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                             2 In-Depth Research

          Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                              3 Risk Management

          In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                             GOLDMAN SACHS CORE U.S. EQUITY FUND

Performance Summary
August 31, 1999

 The following graph shows the value, as of August 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5%) in Class A shares on May 24, 1991 (commencement of operations) in the Goldman Sachs CORE U.S. Eq-uity Fund. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500 Index")) is shown. This perfor-mance data represents past performance and should not be considered indica-tive of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

 CORE U.S. Equity Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested May 24, 1991 to August 31, 1999.

                           [LINE GRAPH APPEARS HERE]

Core US Equity
                     S&P 500 Index     Class A-Core US Equity
        5/24/91        10,000                  9,450
MAY                    10,377                  9,626
JUNE                    9,902                  9,099
         Jul-91        10,363                  9,586
AUG                    10,609                  9,860
SEPT                   10,431                  9,726
OCT                    10,571                  9,586
NOV                    10,145                  9,273
DEC                    11,306                 10,384
         Jan-92        11,095                 10,116
FEB                    11,239                 10,237
MAR                    11,020                  9,894
APR                    11,343                 10,069
MAY                    11,399                 10,055
JUNE                   11,229                  9,632
         Jul-92        11,688                  9,847
AUG                    11,449                  9,625
SEPT                   11,583                  9,773
OCT                    11,623                  9,827
NOV                    12,019                 10,277
DEC                    12,167                 10,381
         Jan-93        12,268                 10,551
FEB                    12,436                 10,606
MAR                    12,698                 10,960
APR                    12,391                 10,462
MAY                    12,722                 10,653
JUNE                   12,760                 10,824
         Jul-93        12,708                 10,701
AUG                    13,191                 11,103
SEPT                   13,089                 11,180
OCT                    13,360                 11,517
NOV                    13,233                 11,306
DEC                    13,393                 11,705
         Jan-94        13,848                 12,147
FEB                    13,472                 11,979
MAR                    12,885                 11,438
APR                    13,050                 11,735
MAY                    13,264                 11,720
JUNE                   12,939                 11,461
         Jul-94        13,364                 11,933
AUG                    13,912                 12,315
SEPT                   13,572                 11,969
OCT                    13,878                 12,227
NOV                    13,372                 11,734
DEC                    13,570                 11,857
         Jan-95        13,922                 12,013
FEB                    14,465                 12,465
MAR                    14,893                 12,811
APR                    15,331                 13,312
MAY                    15,944                 13,855
JUNE                   16,314                 14,266
         Jul-95        16,855                 14,833
AUG                    16,898                 14,883
SEPT                   17,611                 15,474
OCT                    17,547                 15,358
NOV                    18,318                 15,878
DEC                    18,671                 16,035
         Jan-96        19,306                 16,654
FEB                    19,486                 16,933
MAR                    19,673                 17,111
APR                    19,962                 17,314
MAY                    20,477                 17,704
JUNE                   20,555                 17,746
         Jul-96        19,646                 16,882
AUG                    20,061                 17,179
SEP                    21,190                 17,973
OCT                    21,774                 18,544
NOV                    23,420                 19,865
DEC                    22,956                 19,462
         Jan-97        24,391                 20,620
FEB                    24,582                 20,682
MAR                    23,572                 19,904
APR                    24,977                 21,053
MAY                    26,498                 22,203
JUNE                   27,685                 23,220
         Jul-97        29,889                 25,174
AUG                    28,215                 23,971
SEP                    29,761                 25,237
OCT                    28,767                 24,239
NOV                    30,099                 25,077
DEC                    30,616                 25,651
         Jan-98        30,956                 25,767
FEB                    33,188                 27,715
MAR                    34,887                 29,265
APR                    35,240                 29,556
MAY                    34,634                 29,042
JUNE                   36,040                 30,021
         Jul-98        35,654                 29,294
AUG                    30,499                 24,410
SEP                    32,454                 25,610
OCT                    35,092                 27,364
NOV                    37,219                 29,109
DEC                    39,362                 31,101
         Jan-99        41,008                 32,697
FEB                    39,732                 31,725
MAR                    41,322                 33,232
APR                    42,921                 34,283
MAY                    41,908                 33,401
JUNE                   44,213                 35,155
         Jul-99        42,833                 34,233
AUG                    42,619                 33,916


  Average Annual Total
  Return through August 31,
  1999                        Since Inception Five Years One Year Seven Months
  Class A (commenced May 24,
  1991)
  Excluding sales charges         16.68%          22.45%   38.94%        3.73%
  Including sales charges         15.89%          21.07%   31.28%       -1.98%
 -----------------------------------------------------------------------------
  Class B (commenced May 1, 1996)
  Excluding contingent
  deferred sales charges          21.60%             n/a   37.90%        3.26%
  Including contingent
  deferred sales charges          20.93%             n/a   32.79%       -1.74%
 -----------------------------------------------------------------------------
  Class C (commenced August 15, 1997)
  Excluding contingent
  deferred sales charges          16.48%             n/a   37.89%        3.27%
  Including contingent
  deferred sales charges          16.48%             n/a   36.87%        2.27%
 -----------------------------------------------------------------------------
  Institutional Class (com-
  menced June 15, 1995)           24.28%             n/a   39.54%        3.97%
 -----------------------------------------------------------------------------
  Service Class (commenced
  June 7, 1996)                   22.12%             n/a   38.81%        3.65%
 -----------------------------------------------------------------------------

GOLDMAN SACHS CORE U.S. EQUITY FUND
Statement of Investments
August 31, 1999

  Shares  Description                                     Value

 Common Stocks - 99.6%
  Airlines - 0.3%
   33,100 AMR Corp.*                              $    1,940,488
   36,400 Delta Air Lines, Inc.                        1,849,575
                                                  --------------
                                                       3,790,063
 ---------------------------------------------------------------
  Alcohol - 0.4%
   91,700 The Seagram Company Ltd.                     4,865,831
 ---------------------------------------------------------------
  Apparel - 0.1%
   23,700 Nike, Inc. Class B                           1,096,125
 ---------------------------------------------------------------
  Banks - 6.0%
  167,762 BankAmerica Corp.                           10,149,601
   61,900 Chase Manhattan Corp.                        5,180,256
  395,450 Citigroup, Inc.                             17,572,809
   22,400 Comerica, Inc.                               1,166,200
   19,800 Fifth Third Bancorp                          1,311,750
  173,100 Firstar Corp.                                4,641,244
  248,600 Fleet Financial Group, Inc.                  9,897,387
  169,800 Mellon Bank Corp.                            5,667,075
   91,600 PNC Bank Corp.                               4,791,825
   73,700 Suntrust Banks, Inc.                         4,739,831
   82,900 U.S. Bancorp                                 2,559,538
  126,600 Wells Fargo & Co.                            5,040,263
                                                  --------------
                                                      72,717,779
 ---------------------------------------------------------------
  Chemical - 1.6%
   43,700 Aptargroup, Inc.                             1,125,275
  122,000 Dow Chemicals Co.                           13,862,250
   52,400 PPG Industries, Inc.                         3,147,275
   58,500 Solutia, Inc.                                1,170,000
                                                  --------------
                                                      19,304,800
 ---------------------------------------------------------------
  Clothing - 0.1%
   44,700 Intimate Brands, Inc.                        1,723,744
 ---------------------------------------------------------------
  Computer Hardware - 9.5%
   92,800 Apple Computer, Inc.*                        6,055,200
  313,300 Cisco Systems, Inc.*                        21,245,656
   27,400 Dell Computer Corp.*                         1,337,462
  101,800 EMC Corp.*                                   6,108,000
  107,000 Hewlett-Packard Co.                         11,275,125
  300,300 International Business Machines, Inc.       37,406,119
  177,100 Lexmark International Group, Inc.*          13,946,625
   68,800 Sun Microsystems, Inc.*                      5,469,600
   30,800 Tech Data Corp.*                             1,141,525
  240,800 Xerox Corp.                                 11,498,200
                                                  --------------
                                                     115,483,512
 ---------------------------------------------------------------
  Computer Software - 6.0%
  700,400 Microsoft Corp.*                            64,830,775
  209,400 Novell, Inc.*                                4,960,163
   33,300 Oracle Corp.*                                1,215,450
   43,300 Rational Software Corp.*                     1,171,806
   29,300 Unisys Corp.*                                1,259,900
                                                  --------------
                                                      73,438,094
 ---------------------------------------------------------------

  Shares  Description                                   Value

 Common Stocks - (continued)
  Consumer Durables - 0.2%
   31,700 Whirlpool Corp.                       $    2,240,794
 -------------------------------------------------------------
  Defense/Aerospace - 1.9%
  234,800 Allied Signal, Inc.                       14,381,500
  145,200 General Dynamics Corp.                     9,147,600
                                                --------------
                                                    23,529,100
 -------------------------------------------------------------
  Department Store - 2.1%
  184,300 Dayton Hudson Corp.                       10,689,400
   43,600 Federated Department Stores, Inc.*         2,005,600
   31,000 The May Department Stores Co.              1,210,938
  272,600 Wal-Mart Stores, Inc.                     12,079,587
                                                --------------
                                                    25,985,525
 -------------------------------------------------------------
  Drugs - 7.2%
   75,100 Allergan, Inc.                             7,500,612
  207,100 Amgen, Inc.*                              17,228,131
  103,500 Biogen, Inc.*                              7,943,625
  307,600 Bristol-Myers Squibb Co.                  21,647,350
  149,300 Merck & Co.                               10,031,094
  346,500 Pfizer, Inc.                              13,080,375
   70,800 Pharmacia & Upjohn, Inc.                   3,699,300
  123,200 Schering-Plough Corp.                      6,475,700
                                                --------------
                                                    87,606,187
 -------------------------------------------------------------
  Electrical Equipment - 3.6%
   27,700 Danaher Corp.                              1,627,375
   35,300 Eaton Corp.                                3,459,400
   33,200 Johnson Controls, Inc.                     2,270,050
  148,900 Lucent Technologies, Inc.                  9,538,906
   21,400 PE Corp.--PE Biosystems Group              1,472,587
   85,100 QUALCOMM, Inc.*                           16,355,156
  217,300 Qwest Communications International,
          Inc.*                                      6,247,375
   18,000 Solectron Corp.*                           1,408,500
   61,800 Vishay Intertechnology, Inc.*              1,324,838
                                                --------------
                                                    43,704,187
 -------------------------------------------------------------
  Electrical Utilities - 2.5%
   33,300 Ameren Corp.                               1,334,081
   29,200 Consolidated Edison, Inc.                  1,284,800
   29,400 Dominion Resources, Inc.                   1,359,750
   59,700 Duke Energy Co.                            3,432,750
  146,300 Edison International, Inc.                 3,712,362
   81,500 FPL Group, Inc.                            4,401,000
   32,700 GPU, Inc.                                  1,115,888
   53,400 PECO Energy Co.                            2,169,375
  123,100 Public Service Enterprise                  5,047,100
   98,300 Texas Utilities Co.                        3,975,006
   60,300 Unicom Corp.                               2,329,088
                                                --------------
                                                    30,161,200
 -------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                             GOLDMAN SACHS CORE U.S. EQUITY FUND

  Shares  Description                                     Value

 Common Stocks - (continued)
  Energy Resources - 6.4%
  423,400 Exxon Corp.                             $   33,395,675
  175,100 Mobil Corp.                                 17,925,863
  433,300 Royal Dutch Petroleum Co. ADR               26,810,437
                                                  --------------
                                                      78,131,975
 ---------------------------------------------------------------
  Entertainment - 1.0%
  130,400 Carnival Cruise Lines Corp.                  5,827,250
   31,700 Royal Caribbean Cruise Lines                 1,483,956
  113,400 Viacom, Inc. Class B*                        4,769,888
                                                  --------------
                                                      12,081,094
 ---------------------------------------------------------------
  Financial Services - 2.1%
  157,770 Associates First Capital Corp.               5,413,483
   44,700 Federal Home Loan Mortgage Corp.             2,302,050
   19,400 Federal National Mortgage Association        1,205,225
   21,500 H&R Block, Inc.                              1,195,938
   51,400 Marsh & McLennan Co.                         3,742,562
  145,600 Providian Financial Corp.                   11,302,200
                                                  --------------
                                                      25,161,458
 ---------------------------------------------------------------
  Food & Beverage - 4.8%
  235,725 Archer Daniels Midland Co.                   3,064,425
   63,700 Coca-Cola Co.                                3,810,056
  103,700 ConAgra, Inc.                                2,540,650
   46,800 General Mills, Inc.                          3,919,500
  714,300 Nabisco Group Holdings Corp.                12,678,825
  214,500 Nabisco Holdings Corp.                       8,432,531
  403,900 Pepsico, Inc.                               13,783,087
   69,700 Supervalu, Inc.                              1,568,250
  122,492 Unilever NV                                  8,436,637
                                                  --------------
                                                      58,233,961
 ---------------------------------------------------------------
  Forest - 0.7%
   87,000 Georgia-Pacific Corp.                        3,599,625
   35,800 International Paper Co.                      1,684,838
   58,300 Weyerhaeuser Co.                             3,279,375
                                                  --------------
                                                       8,563,838
 ---------------------------------------------------------------
  Gas Utilities - 0.1%
   45,000 Keyspan Corp.                                1,327,500
 ---------------------------------------------------------------
  Gold - 0.4%
  247,400 Barrick Gold Corp.                           4,793,375
 ---------------------------------------------------------------
  Grocery - 0.8%
  104,600 Food Lion, Inc.                                826,994
  278,800 Kroger Co.*                                  6,447,250
   42,934 Safeway, Inc.*                               1,999,114
                                                  --------------
                                                       9,273,358
 ---------------------------------------------------------------
  Heavy Electrical - 3.5%
   39,900 Emerson Electric Co.                         2,498,738
  357,300 General Electric Co.                        40,129,256
                                                  --------------
                                                      42,627,994
 ---------------------------------------------------------------

  Shares  Description                               Value

 Common Stocks - (continued)
  Home Products - 1.6%
   97,200 Fortune Brands, Inc.              $    3,645,000
  160,800 Procter & Gamble Co.                  15,959,400
                                            --------------
                                                19,604,400
 ---------------------------------------------------------
  Hotel - 0.3%
  106,500 Marriott International, Inc.           3,647,625
 ---------------------------------------------------------
  Industrial Parts - 1.2%
  110,000 Caterpillar, Inc.                      6,228,750
   59,100 Ingersoll-Rand Co.                     3,760,238
   69,800 United Technologies Corp.              4,615,525
                                            --------------
                                                14,604,513
 ---------------------------------------------------------
  Industrial Services - 0.5%
  139,100 Hertz Corp.                            5,607,469
 ---------------------------------------------------------
  Information Services - 1.1%
  108,200 America Online, Inc.*                  9,880,013
   84,900 First Data Corp.                       3,735,600
                                            --------------
                                                13,615,613
 ---------------------------------------------------------
  Leisure - 1.4%
  203,500 Eastman Kodak Co.                     14,944,531
   77,400 Hasbro, Inc.                           1,891,463
                                            --------------
                                                16,835,994
 ---------------------------------------------------------
  Life Insurance - 1.5%
   44,500 Aetna, Inc.                            3,459,875
   32,900 AFLAC, Inc.                            1,478,444
   16,900 American General Corp.                 1,199,900
  122,500 Cigna Corp.                           11,002,031
   25,200 Hartford Life, Inc.                    1,094,625
                                            --------------
                                                18,234,875
 ---------------------------------------------------------
  Media - 1.9%
   33,900 Cox Communications, Inc.*              1,260,656
   95,300 Fox Entertainment Group, Inc.*         2,197,856
  219,900 General Motors Corp. Class H*         11,324,850
  118,400 Infinity Broadcasting Corp.*           3,204,200
   21,400 Time Warner, Inc.                      1,269,288
   58,400 Univision Communications, Inc.*        4,307,000
                                            --------------
                                                23,563,850
 ---------------------------------------------------------
  Medical Products - 4.0%
  130,600 Abbott Laboratories                    5,664,775
   40,700 Bausch & Lomb, Inc.                    2,688,744
   29,300 Boston Scientific Corp.*                 994,369
  179,900 Johnson & Johnson                     18,394,775
  213,893 Tyco International Ltd.               21,670,034
                                            --------------
                                                49,412,697
 ---------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE U.S. EQUITY FUND
Statement of Investments (continued)
August 31, 1999

  Shares  Description                                       Value

 Common Stocks - (continued)
  Medical Providers - 1.1%
  200,600 Beverly Enterprises, Inc.*                $    1,003,000
  120,100 Columbia/HCA Healthcare Corp.                  2,957,463
        1 Lifepoint Hospitals, Inc.*                             7
   79,300 Tenet Healthcare Corp.*                        1,382,794
        1 Triad Hospitals, Inc.*                                11
   82,100 United Healthcare Corp.                        4,992,706
   42,900 Wellpoint Health Networks, Inc.                3,126,337
                                                    --------------
                                                        13,462,318
 -----------------------------------------------------------------
  Mining - 0.4%
   39,800 Alcoa, Inc.                                    2,569,588
  150,000 Bethlehem Steel Corp.*                         1,153,125
   56,700 Inco Ltd.                                      1,162,350
                                                    --------------
                                                         4,885,063
 -----------------------------------------------------------------
  Motor Vehicle - 1.4%
  246,900 Ford Motor Co.                                12,869,662
   76,800 Navistar International Corp.*                  3,734,400
                                                    --------------
                                                        16,604,062
 -----------------------------------------------------------------
  Oil Services - 0.6%
  108,100 Schlumberger Ltd.                              7,215,675
 -----------------------------------------------------------------
  Property Insurance - 4.1%
  212,612 Allstate Corp.                                 6,976,331
  302,293 American International Group, Inc.            28,018,783
   59,100 Hartford Financial Services Group, Inc.        2,685,356
   18,800 Jefferson-Pilot Corp.                          1,254,900
   26,800 Loews Corp.                                    2,103,800
  244,700 Travelers Property & Casualty Corp.            8,686,850
                                                    --------------
                                                        49,726,020
 -----------------------------------------------------------------
  Publishing - 0.2%
   22,000 Gannett Co.                                    1,494,625
   23,600 Knight Ridder, Inc.                            1,272,925
                                                    --------------
                                                         2,767,550
 -----------------------------------------------------------------
  Railroads - 0.4%
  177,000 Burlington Northern Santa Fe Corp.             5,133,000
 -----------------------------------------------------------------
  Restaurants - 0.2%
   59,410 Tricon Global Restaurants, Inc.*               2,413,531
 -----------------------------------------------------------------
  Security/Asset Management - 1.5%
  122,200 Charles Schwab Corp.                           4,826,900
  105,900 Equitable Companies, Inc.                      6,539,325
   81,100 Morgan Stanley Dean Witter & Co.               6,959,394
                                                    --------------
                                                        18,325,619
 -----------------------------------------------------------------
  Semiconductors - 2.9%
  341,400 Intel Corp.                                   28,058,812
   51,400 Texas Instruments, Inc.                        4,218,013
   38,300 Xilinx, Inc.*                                  2,678,606
                                                    --------------
                                                        34,955,431
 -----------------------------------------------------------------

  Shares  Description                             Value

 Common Stocks - (continued)
  Specialty Retail - 3.4%
  164,800 Best Buy Co., Inc.*             $   11,577,200
  169,400 Circuit City Stores, Inc.            7,284,200
  111,900 Lowes Co., Inc.                      5,063,475
  112,400 Tandy Corp.                          5,310,900
  208,500 The Home Depot, Inc.                12,744,562
                                          --------------
                                              41,980,337
 -------------------------------------------------------
  Telephone - 6.5%
  283,300 Ameritech Corp.                     17,883,312
  591,675 AT&T Corp.                          26,625,375
   96,800 BellSouth Corp.                      4,380,200
   32,500 Centurytel, Inc.                     1,277,656
  170,500 MCI Worldcom, Inc.*                 12,915,375
   78,000 SBC Communications, Inc.             3,744,000
  284,700 Sprint Corp.                        12,633,563
                                          --------------
                                              79,459,481
 -------------------------------------------------------
  Thrifts - 0.1%
   12,800 Golden West Financial Corp.          1,162,400
 -------------------------------------------------------
  Tobacco - 0.8%
  228,300 Philip Morris Companies, Inc.        8,546,981
   43,300 Universal Corp.                      1,228,638
                                          --------------
                                               9,775,619
 -------------------------------------------------------
  Wireless - 1.2%
  190,400 Alltel Corp.                        12,875,800
   34,500 United States Cellular Corp.*        1,942,781
                                          --------------
                                              14,818,581
 -------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $954,461,619)                     $1,213,653,217
 -------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $954,461,619)                     $1,213,653,217
 -------------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

Performance Summary
August 31, 1999

 The following graph shows the value, as of August 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5% for Class A and applica-ble maximum contingent deferred sales charges of 5.0% declining to 0% after six years for Class B and at NAV for the Institutional and Service classes) on May 1, 1997 (commencement of operations) in the Goldman Sachs CORE Large Cap Growth Fund. For comparative purposes, the performance of the Fund's benchmark (Russell 1000 Growth Index) is shown. This performance data repre-sents past performance and should not be considered indicative of future per-formance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class C shares will vary from Class A, Class B, Institutional and Service shares due to dif-ferences in fees and loads.

 CORE Large Cap Growth Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested May 1, 1997 to August 31, 1999.

                           [LINE GRAPH APPEARS HERE]

                Russell 1000 Growth  Class A   Class B  Institutional  Service
         5/1/97       10,000          9,450     10,000     10,000       10,000
MAY                   10,722          9,972     10,540     10,550       10,550
JUNE                  11,151         10,425     11,020     11,040       11,030
         Jul-97       12,137         11,295     11,940     11,950       11,940
AUG                   11,427         10,983     11,610     11,630       11,610
SEP                   11,989         11,474     12,120     12,150       12,120
OCT                   11,545         11,096     11,700     11,750       11,720
NOV                   12,036         11,342     11,960     12,020       11,970
DEC                   12,171         11,485     12,109     12,172       12,129
         Jan-98       12,535         11,700     12,326     12,389       12,356
FEB                   13,477         12,717     13,391     13,465       13,421
MAR                   14,015         13,313     14,011     14,097       14,042
APR                   14,208         13,538     14,249     14,345       14,290
MAY                   13,805         13,176     13,846     13,962       13,897
JUNE                  14,651         13,870     14,570     14,697       14,621
         Jul-98       14,554         13,636     14,321     14,459       14,383
AUG                   12,370         11,251     11,809     11,933       11,860
SEP                   13,320         11,936     12,513     12,659       12,574
OCT                   14,391         12,689     13,299     13,466       13,381
NOV                   15,486         13,676     14,323     14,512       14,415
DEC                   16,883         14,976     15,667     15,900       15,783
         Jan-99       17,874         15,807     16,525     16,791       16,662
FEB                   17,057         15,054     15,729     15,994       15,866
MAR                   17,956         15,934     16,649     16,936       16,797
APR                   17,979         16,081     16,784     17,102       16,941
MAY                   17,427         15,680     16,360     16,688       16,528
JUNE                  18,647         16,638     17,353     17,713       17,531
         Jul-99       18,054         16,237     16,918     17,289       17,107
AUG                   18,348         16,638     17,011     17,713       17,531


  Average Annual Total Return through
  August 31, 1999                       Since Inception One Year  Seven Months
  Class A (commenced May 1, 1997)
  Excluding sales charges                   27.38%         47.88%        5.26%
  Including sales charges                   24.34%         39.75%       -0.53%
 -----------------------------------------------------------------------------
  Class B (commenced May 1, 1997)
  Excluding contingent deferred sales
  charges                                   26.50%         46.69%        4.82%
  Including contingent deferred sales
  charges                                   25.53%         41.69%       -0.18%
 -----------------------------------------------------------------------------
  Class C (commenced August 15, 1997)
  Excluding contingent deferred sales
  charges                                   20.64%         46.81%        4.75%
  Including contingent deferred sales
  charges                                   20.64%         45.81%        3.75%
 -----------------------------------------------------------------------------
  Institutional Class (commenced May
  1, 1997)                                  27.72%         48.43%        5.49%
 -----------------------------------------------------------------------------
  Service Class (commenced May 1,
  1997)                                     27.15%         47.82%        5.21%
 -----------------------------------------------------------------------------

GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
Statement of Investments
August 31, 1999

  Shares  Description                                   Value
 Common Stocks - 98.1%
  Airlines - 0.0%
   24,400 Southwest Airlines Co.                  $    407,175
 -------------------------------------------------------------
  Alcohol - 0.7%
   29,500 Anheuser-Busch Companies, Inc.             2,271,500
   67,500 The Seagram Company Ltd.                   3,581,719
                                                  ------------
                                                     5,853,219
 -------------------------------------------------------------
  Apparel - 0.6%
  115,000 Nike, Inc. Class B                         5,318,750
 -------------------------------------------------------------
  Banks - 0.1%
   37,500 Firstar Corp.                              1,005,469
 -------------------------------------------------------------
  Chemical - 1.0%
    9,600 Avery Dennison Corp.                         526,800
   70,500 Dow Chemicals Co.                          8,010,563
                                                  ------------
                                                     8,537,363
 -------------------------------------------------------------
  Clothing - 0.3%
   53,800 Ann Taylor Stores Corp.*                   1,782,125
   21,000 Footstar, Inc.*                              682,500
                                                  ------------
                                                     2,464,625
 -------------------------------------------------------------
  Computer Hardware - 13.6%
   69,900 Apple Computer, Inc.*                      4,560,975
  600,800 Cisco Systems, Inc.*                      40,741,750
    7,100 Electronics for Imaging, Inc.*               416,237
  142,800 EMC Corp.*                                 8,568,000
  188,400 Hewlett-Packard Co.                       19,852,650
  118,000 International Business Machines, Inc.     14,698,375
  156,400 Lexmark International Group, Inc.*        12,316,500
  127,000 Sun Microsystems, Inc.*                   10,096,500
  105,500 Tech Data Corp.*                           3,910,094
   67,300 Xerox Corp.                                3,213,575
                                                  ------------
                                                   118,374,656
 -------------------------------------------------------------
  Computer Software - 9.9%
   63,700 Adobe Systems, Inc.                        6,346,112
  625,700 Microsoft Corp.*                          57,916,356
  181,700 Novell, Inc.*                              4,304,019
  365,000 Oracle Corp.*                             13,322,500
   55,100 Sabre Group Holdings, Inc.*                3,085,600
   22,700 Unisys Corp.*                                976,100
                                                  ------------
                                                    85,950,687
 -------------------------------------------------------------
  Department Store - 1.9%
   94,300 Dayton Hudson Corp.                        5,469,400
  244,200 Wal-Mart Stores, Inc.                     10,821,113
                                                  ------------
                                                    16,290,513
 -------------------------------------------------------------
  Drugs - 11.4%
   49,200 Allergan, Inc.                             4,913,850
  400,000 Amgen, Inc.*                              33,275,000
    2,500 Andrx Corp.*                                 179,688
   39,100 Biogen, Inc.*                              3,000,925
  279,400 Bristol-Myers Squibb Co.                  19,662,775
 -------------------------------------------------------------

  Shares  Description                                       Value
 Common Stocks - (continued)
  Drugs - (continued)
   17,700 Genzyme Corp.*                              $    998,944
   20,000 Immunex Corp.*                                 1,346,250
  158,200 Merck & Co.                                   10,629,062
  496,800 Pfizer, Inc.                                  18,754,200
  122,100 Schering-Plough Corp.                          6,417,881
                                                      ------------
                                                        99,178,575
 -----------------------------------------------------------------
  Electrical Equipment - 7.2%
    7,000 Danaher Corp.                                    411,250
  218,000 General Instrument Corp.*                     10,722,875
   10,900 Johnson Controls, Inc.                           745,288
  272,900 Lucent Technologies, Inc.                     17,482,656
   43,800 PE Corp.--PE Biosystems Group                  3,013,987
  124,800 QUALCOMM, Inc.*                               23,985,000
  186,500 Qwest Communications International, Inc.*      5,361,875
   12,400 Solectron Corp.*                                 970,300
    3,300 Teradyne, Inc.*                                  224,606
                                                      ------------
                                                        62,917,837
 -----------------------------------------------------------------
  Electrical Utilities - 0.3%
   30,500 Calpine Corp.*                                 2,764,063
 -----------------------------------------------------------------
  Energy Resources - 0.3%
   30,600 Exxon Corp.                                    2,413,575
 -----------------------------------------------------------------
  Entertainment - 0.5%
  109,800 Viacom, Inc. Class B*                          4,618,463
 -----------------------------------------------------------------
  Environmental Services - 0.2%
   20,300 Allied Waste Industries, Inc.*                   258,825
  117,800 Republic Services, Inc.*                       1,281,075
                                                      ------------
                                                         1,539,900
 -----------------------------------------------------------------
  Financial Services - 1.0%
   10,400 Marsh & McLennan Co.                             757,250
   97,450 Providian Financial Corp.                      7,564,556
                                                      ------------
                                                         8,321,806
 -----------------------------------------------------------------
  Food & Beverage - 4.9%
  228,900 Coca-Cola Co.                                 13,691,081
   17,500 Coca-Cola Enterprises, Inc.                      497,656
   59,600 ConAgra, Inc.                                  1,460,200
   19,400 General Mills, Inc.                            1,624,750
   34,800 H.J. Heinz Co.                                 1,624,725
   25,700 Hormel Foods Corp.                             1,034,425
  275,600 IBP, Inc.                                      6,321,575
   13,400 Keebler Foods Co.*                               399,488
  310,700 Nabisco Group Holdings Corp.                   5,514,925
   64,300 Nabisco Holdings Corp.                         2,527,794
   83,100 Pepsico, Inc.                                  2,835,787
    9,300 Quaker Oats Co.                                  621,356
   60,803 Unilever NV                                    4,187,807
                                                      ------------
                                                        42,341,569
 -----------------------------------------------------------------
  Gold - 0.2%
   91,600 Barrick Gold Corp.                             1,774,750
 -----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

  Shares  Description                                  Value
 Common Stocks - (continued)
  Grocery - 1.2%
  201,200 Kroger Co.*                            $  4,652,750
  116,900 Safeway, Inc.*                            5,443,156
                                                 ------------
                                                   10,095,906
 ------------------------------------------------------------
  Heavy Electrical - 5.3%
   12,500 Emerson Electric Co.                        782,813
  406,500 General Electric Co.                     45,655,031
                                                 ------------
                                                   46,437,844
 ------------------------------------------------------------
  Home Products - 2.8%
   86,800 Clorox Co.                                3,927,700
   11,200 Fortune Brands, Inc.                        420,000
  199,700 Procter & Gamble Co.                     19,820,225
                                                 ------------
                                                   24,167,925
 ------------------------------------------------------------
  Hotel - 0.3%
   78,900 Marriott International, Inc.              2,702,325
    4,530 MGM Grand, Inc.*                            222,536
                                                 ------------
                                                    2,924,861
 ------------------------------------------------------------
  Industrial Parts - 0.3%
   23,200 Caterpillar, Inc.                         1,313,700
   25,800 United Technologies Corp.                 1,706,025
                                                 ------------
                                                    3,019,725
 ------------------------------------------------------------
  Industrial Services - 0.9%
   11,300 Cintas Corp.                                580,537
  179,500 Hertz Corp.                               7,236,094
                                                 ------------
                                                    7,816,631
 ------------------------------------------------------------
  Information Services - 4.0%
   66,400 America Online, Inc.*                     6,063,150
   43,000 Automatic Data Processing, Inc.           1,690,437
   44,800 Computer Sciences Corp.                   3,099,600
   25,300 Electronic Data Systems                   1,419,963
  148,200 Exodus Communications, Inc.*             11,911,575
  133,900 First Data Corp.                          5,891,600
   26,500 Interpublic Group of Companies, Inc.      1,050,063
   33,100 Omnicom Group, Inc.                       2,494,912
    6,000 Sotheby's Holdings, Inc.                    174,750
    5,600 VeriSign, Inc.*                             606,550
                                                 ------------
                                                   34,402,600
 ------------------------------------------------------------
  Leisure - 2.6%
  313,200 Eastman Kodak Co.                        23,000,625
 ------------------------------------------------------------
  Media - 0.8%
   31,800 Fox Entertainment Group, Inc.*              733,388
  110,200 General Motors Corp. Class H*             5,675,300
    5,400 Univision Communications, Inc.*             398,250
                                                 ------------
                                                    6,806,938
 ------------------------------------------------------------

  Shares  Description                                 Value
 Common Stocks - (continued)
  Medical Products - 5.0%
  146,500 Abbott Laboratories                   $  6,354,437
   28,200 Bausch & Lomb, Inc.                      1,862,963
  220,200 Johnson & Johnson                       22,515,450
   45,200 Medtronic, Inc.                          3,536,900
   90,200 Tyco International Ltd.                  9,138,387
                                                ------------
                                                  43,408,137
 -----------------------------------------------------------
  Medical Providers - 2.3%
   88,500 Columbia/HCA Healthcare Corp.            2,179,312
   33,100 Healthsouth Corp.*                         271,006
   26,700 Lincare Holdings, Inc.*                    704,213
   28,700 Pacificare Health Systems*               1,722,000
   59,000 Tenet Healthcare Corp.*                  1,028,812
   31,900 Trigon Healthcare, Inc.*                 1,158,369
  177,000 Wellpoint Health Networks, Inc.*        12,898,875
                                                ------------
                                                  19,962,587
 -----------------------------------------------------------
  Motor Vehicle - 1.4%
   11,900 Delphi Automative Systems Corp.            223,125
  246,400 Navistar International Corp.*           11,981,200
                                                ------------
                                                  12,204,325
 -----------------------------------------------------------
  Oil Refining - 0.1%
   17,800 Dynegy, Inc.                               418,300
    9,800 The Coastal Corp.                          424,463
                                                ------------
                                                     842,763
 -----------------------------------------------------------
  Oil Services - 0.3%
   45,100 Schlumberger Ltd.                        3,010,425
 -----------------------------------------------------------
  Property Insurance - 1.6%
  136,500 American International Group, Inc.      12,651,844
   36,500 Travelers Property & Casualty Corp.      1,295,750
                                                ------------
                                                  13,947,594
 -----------------------------------------------------------
  Restaurants - 0.6%
   11,400 McDonald's Corp.                           471,675
  121,200 Tricon Global Restaurants, Inc.*         4,923,750
                                                ------------
                                                   5,395,425
 -----------------------------------------------------------
  Security/Asset Management - 2.0%
  451,500 Charles Schwab Corp.                    17,834,250
 -----------------------------------------------------------
  Semiconductors - 4.0%
  413,600 Intel Corp.                             33,992,750
    8,000 Texas Instruments, Inc.                    656,500
                                                ------------
                                                  34,649,250
 -----------------------------------------------------------
  Specialty Retail - 4.1%
  112,300 Best Buy Co., Inc.*                      7,889,075
  119,300 Circuit City Stores, Inc.                5,129,900
  131,000 CVS Corp.                                5,461,063
   10,800 Lowes Co., Inc.                            488,700
 -----------------------------------------------------------

     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
Statement of Investments (continued)
August 31, 1999

  Shares  Description                            Value
 Common Stocks - (continued)
  Specialty Retail - (continued)
  239,500 The Home Depot, Inc.             $ 14,639,437
   40,200 Tiffany & Co.                       2,125,575
                                           ------------
                                             35,733,750
 ------------------------------------------------------
  Telephone - 3.0%
    7,700 Ameritech Corp.                       486,062
  162,900 AT&T Corp.                          7,330,500
   33,700 BCE, Inc.                           1,575,475
  161,900 MCI Worldcom, Inc.*                12,263,925
   66,100 SBC Communications, Inc.            3,172,800
   28,000 Sprint Corp.                        1,242,500
                                           ------------
                                             26,071,262
 ------------------------------------------------------
  Tobacco - 1.1%
  256,400 Philip Morris Companies, Inc.       9,598,975
 ------------------------------------------------------
  Truck Freight - 0.1%
   28,500 FDX Corp.*                          1,209,469
 ------------------------------------------------------
  Wireless - 0.2%
   11,000 Alltel Corp.                          743,875
    5,300 Telephone & Data Systems, Inc.        369,013
   13,400 United States Cellular Corp.*         754,587
                                           ------------
                                              1,867,475
 ------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $725,725,430)                      $854,481,737
 ------------------------------------------------------

  Principal   Interest    Maturity
  Amount        Rate        Date          Value
  Repurchase Agreement - 1.6%
  Joint Repurchase Agreement
  $13,600,000   5.52%    09/01/1999 $ 13,600,000
 -----------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $13,600,000)                $ 13,600,000
 -----------------------------------------------
  TOTAL INVESTMENTS
  (Cost $739,325,430)               $868,081,737
 -----------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Performance Summary
August 31, 1999

 The following graph shows the value, as of August 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5% per Class A and applica-ble maximum contingent deferred sales charges of 5.0% declining to 0% after six years for Class B and 1% if redeemed within twelve months for Class C, respectively, and at NAV for the Institutional and Service Classes) on August 15, 1997 (commencement of operations) in the Goldman Sachs CORE Small Cap Eq-uity Fund. For comparative purposes, the performance of the Fund's benchmark (Russell 2000 Growth Index) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 CORE Small Cap Equity Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested August 15, 1997 to August 31, 1999.

                           [LINE GRAPH APPEARS HERE]

Core Small Cap Equity
        Russell 2000
        Growth Index  Class A   Class B   Class C   Institutional  Service

8/15/97    10,000       9,450   10,000     10,000      10,000       10,000
 Aug-97    10,284       9,707   10,260     10,260      10,270       10,260
 Sep-97    11,037      10,340   10,940     10,940      10,950       10,950
 Oct-97    10,552       9,896   10,460     10,460      10,480       10,480
 Nov-97    10,484       9,849   10,400     10,410      10,430       10,420
 Dec-97    10,667      10,206   10,767     10,767      10,807       10,797
 Jan-98    10,499      10,054   10,607     10,617      10,657       10,647
 Feb-98    11,274      10,832   11,420     11,430      11,480       11,470
 Mar-98    11,852      11,354   11,963     11,973      12,043       12,013
 Apr-98    11,917      11,535   12,154     12,154      12,234       12,204
 May-98    11,275      10,975   11,551     11,561      11,641       11,611
 Jun-98    11,298      11,079   11,661     11,661      11,762       11,722
 Jul-98    10,383      10,158   10,677     10,687      10,777       10,747
 Aug-98     8,367       8,060    8,467      8,477       8,558        8,528
 Sep-98     9,022       8,383    8,809      8,819       8,909        8,869
 Oct-98     9,390       8,487    8,909      8,919       9,020        8,980
 Nov-98     9,882       9,038    9,482      9,492       9,612        9,562
 Dec-98    10,494       9,597   10,054     10,064      10,199       10,143
 Jan-99    10,633       9,654   10,115     10,125      10,269       10,214
 Feb-99     9,772       8,846    9,261      9,271       9,414        9,359
 Mar-99     9,924       8,903    9,311      9,321       9,474        9,409
 Apr-99    10,814       9,578   10,014     10,024      10,209       10,133
 May-99    10,971       9,702   10,135     10,145      10,330       10,254
 Jun-99    11,467      10,177   10,627     10,637      10,843       10,757
 Jul-99    11,153      10,101   10,536     10,547      10,763       10,676
 Aug-99    10,740       9,721    9,833     10,145      10,370       10,274


  Average Annual Total Return through
  August 31, 1999                        Since Inception One Year Seven Months
  Class A (commenced August 15, 1997)
  Excluding sales charges                     1.38%        20.60%        0.69%
  Including sales charges                    -1.37%        14.02%       -4.84%
 -----------------------------------------------------------------------------
  Class B (commenced August 15, 1997)
  Excluding contingent deferred sales
  charges                                     0.66%        19.69%        0.20%
  Including contingent deferred sales
  charges                                    -0.82%        14.69%       -4.80%
 -----------------------------------------------------------------------------
  Class C (commenced August 15, 1997)
  Excluding contingent deferred sales
  charges                                     0.70%        19.67%        0.20%
  Including contingent deferred sales
  charges                                     0.70%        18.67%       -0.80%
 -----------------------------------------------------------------------------
  Institutional Class (commenced August
  15, 1997)                                   1.79%        21.18%        0.98%
 -----------------------------------------------------------------------------
  Service Class (commenced August 15,
  1997)                                       1.33%        20.48%        0.59%
 -----------------------------------------------------------------------------

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
Statement of Investments
August 31, 1999

  Shares Description                                  Value
 Common Stocks - 99.4%
  Airlines - 1.6%
  22,700 Alaska Air Group, Inc.*                $    981,775
  18,000 America West Holdings Corp. Class B*        351,000
  51,700 Frontier Airlines, Inc.*                    649,481
   5,600 Midwest Express Holdings, Inc.*             151,200
                                                ------------
                                                   2,133,456
 -----------------------------------------------------------
  Apparel - 3.0%
  34,200 Brown Group, Inc.                           594,225
  28,000 K-Swiss, Inc.                               878,500
   7,000 Kellwood Co.                                167,125
   5,200 Kenneth Cole Productions, Inc.*             177,775
  11,600 Oxford Industries, Inc.                     250,850
  16,300 Phillips-Van Heusen Corp.                   138,550
  12,450 Quiksilver, Inc.*                           214,763
   9,800 Russell Corp.                               164,150
  18,100 Springs Industries, Inc.                    679,881
  44,800 Wellman, Inc.                               753,200
                                                ------------
                                                   4,019,019
 -----------------------------------------------------------
  Banks - 4.5%
  19,000 Bancwest Corp.                              794,437
  24,300 Brookline Bancorp, Inc.                     264,263
   5,800 Commerce Bancorp, Inc.                      249,400
   5,900 First Charter Corp.                         128,325
  17,600 First Commonwealth Financial Corp.          423,500
  14,000 Hudson United Bancorp                       445,375
  12,492 Imperial Bancorp*                           212,364
  30,600 Independence Community Bank Corp.           378,675
   9,100 Independent Bank Corp.                      122,850
   8,000 Net.B@nk, Inc.*                             186,000
  14,200 One Valley Bancorp, Inc.                    543,150
  20,400 Southwest Bancorp of Texas, Inc.*           351,900
  12,650 Trustco Bank Corp.                          376,338
  11,700 United Bankshares, Inc.                     300,544
  13,500 UST Corp.                                   410,062
  21,300 Western Bancorp                             846,675
                                                ------------
                                                   6,033,858
 -----------------------------------------------------------
  Chemical - 2.4%
  10,700 Aptargroup, Inc.                            275,525
   5,200 Brady Corp.                                 156,000
  18,100 Dexter Corp.                                659,519
  12,100 Gencorp, Inc.                               260,150
  17,100 Geon Co.                                    510,862
   4,700 H.B. Fuller Co.                             283,175
  24,700 Octel Corp.*                                280,963
  27,800 Spartech Corp.                              773,187
                                                ------------
                                                   3,199,381
 -----------------------------------------------------------
  Clothing - 1.2%
  31,700 Ann Taylor Stores Corp.*                  1,050,062
   4,600 Talbots, Inc.                               142,313
   9,900 The Buckle, Inc.*                           167,063
  21,500 The Cato Corp.                              288,906
                                                ------------
                                                   1,648,344
 -----------------------------------------------------------

  Shares Description                                   Value
 Common Stocks - (continued)
  Computer Hardware - 3.1%
  10,600 Advanced Digital Information Corp.*     $    341,850
  13,700 Gerber Scientific, Inc.                      279,994
  18,800 Imation Corp.*                               529,925
  20,200 Inacom Corp.*                                196,950
   4,700 Jack Henry & Associates, Inc.                152,750
  37,800 MTI Technology Corp.*                        843,412
   5,800 Proxim, Inc.*                                282,750
  18,000 Sandisk Corp.*                             1,518,750
                                                 ------------
                                                    4,146,381
 ------------------------------------------------------------
  Computer Software - 7.2%
  13,700 Advantage Learning Systems, Inc.*            307,394
  11,400 Advent Software, Inc.*                       560,025
   8,400 AVT Corp.*                                   237,300
   9,100 Broadvision, Inc.*                           906,019
  19,900 CACI International, Inc.*                    447,750
   6,900 Clarify, Inc.*                               303,600
   7,300 Concord Communications, Inc.*                269,416
   9,400 Dendrite International, Inc.*                391,275
  16,000 Genesys Telecommunication*                   468,000
  19,600 IMR Global Corp.*                            334,425
  26,000 Informix Corp.*                              189,312
  25,500 Mentor Graphics Corp.*                       228,703
   7,600 Mercury Interactive Corp.*                   362,900
  21,700 National Computer Systems, Inc.              846,300
  23,600 Peregrine Systems, Inc.*                     778,800
   6,900 Pervasive Software, Inc.*                    146,625
  30,600 Progress Software Corp.*                     937,125
   7,400 Project Software & Development, Inc.*        325,137
  12,600 Remedy Corp.*                                308,700
  68,100 Sybase, Inc.*                                851,250
   8,300 Transaction Systems Architects, Inc.*        244,331
   8,100 TSI International Software Ltd.*             153,900
   5,200 Visual Networks, Inc.*                       215,800
                                                 ------------
                                                    9,814,087
 ------------------------------------------------------------
  Construction - 2.9%
  13,400 Comfort Systems USA, Inc.*                   189,275
   6,450 Elcor Corp.                                  124,163
  10,500 Florida Rock Industrial, Inc.                419,344
  10,900 Granite Construction, Inc.                   272,500
  13,200 Group Maintenance America Corp.*             162,525
  16,000 Insituform Technologies, Inc.*               332,000
   8,800 Jacobs Engineering Group, Inc.*              290,400
  16,300 Kaufman & Broad Home Co.                     333,131
   9,100 M.D.C. Holdings, Inc.                        171,194
  18,800 Morrison Knudsen Corp.*                      202,100
   7,200 NCI Building Systems, Inc.*                  131,850
  14,400 Pulte Corp.                                  333,000
  16,600 Ryland Group, Inc.                           399,437
  12,800 TJ International, Inc.                       372,800
   4,300 U.S. Home Corp.*                             129,000
                                                 ------------
                                                    3,862,719
 ------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

  Shares Description                                 Value
 Common Stocks - (continued)
  Consumer Durables - 0.6%
  11,400 Applied Power, Inc.                   $    349,125
  15,100 La- Z-Boy, Inc.                            331,256
   5,600 Salton, Inc.*                              156,100
                                               ------------
                                                    836,481
 ----------------------------------------------------------
  Defense/Aerospace - 0.4%
  12,700 AAR Corp.                                  271,463
   3,700 Precision Castparts Corp.                  131,350
   8,500 Triumph Group, Inc.*                       210,375
                                               ------------
                                                    613,188
 ----------------------------------------------------------
  Department Store - 0.6%
  27,000 Shopko Stores, Inc.*                       772,875
 ----------------------------------------------------------
  Drugs - 6.1%
  33,300 Alpharma, Inc.                           1,128,037
  17,400 Amerisource Health Corp.*                  449,138
  49,810 Bindley Western Industries, Inc.           834,317
  17,500 Cambrex Corp.                              470,313
  18,800 Chirex, Inc.*                              568,700
  14,600 Covance, Inc.*                             234,513
   7,000 Gilead Sciences, Inc.*                     545,562
  28,000 Herbalife International, Inc.              336,000
   9,150 Jones Pharmaceutical, Inc.                 247,622
  30,100 Millennium Pharmaceutical*               1,774,019
  31,284 Priority Healthcare Corp. Class B*         879,862
  21,200 Roberts Pharmaceutical Co.*                568,425
   4,800 Syncor International Corp.*                172,800
                                               ------------
                                                  8,209,308
 ----------------------------------------------------------
  Electrical Equipment - 5.9%
  12,000 Aavid Thermal Technologies, Inc.*          273,000
  15,600 Aeroflex, Inc.*                            255,450
  12,800 Artesyn Technologies, Inc.*                280,800
  12,600 C-Cube Microsystems, Inc.*                 350,437
  16,200 DII Group, Inc.*                           574,087
  16,000 Esterline Technologies Corp.*              262,000
  63,700 Federal Signal Corp.                     1,333,719
   8,000 Kemet Corp.*                               206,500
  13,800 Kimball International, Inc. Class B        266,513
  24,800 Methode Electronics, Inc.                  446,400
   6,900 Oak Industries, Inc.*                      216,488
  19,300 Park Electrochemical Corp.                 560,906
  23,800 Pioneer Standard Electronics, Inc.         336,175
   6,800 Polycom, Inc.*                             248,625
  44,000 Sawtek, Inc.*                            1,454,750
  21,900 Sensormatic Electronics Corp.*             255,956
   7,800 Technitrol, Inc.                           273,000
   8,600 Xircom, Inc.*                              342,388
                                               ------------
                                                  7,937,194
 ----------------------------------------------------------
  Electrical Utilities - 2.1%
  19,000 Avista Corp.                               327,750
  23,700 CMP Group, Inc.                            629,531
   4,800 Eastern Utilities Assoc.                   143,700
 ----------------------------------------------------------

  Shares Description                                      Value
 Common Stocks - (continued)
  Electrical Utilities - (continued)
  13,400 Empire District Electric Co.               $    341,700
  16,900 Hawaiian Electric Industries, Inc.              601,006
  15,700 Public Service Company of New Mexico            295,356
   1,458 Sierra Pacific Resources                         35,539
  13,100 TNP Enterprises, Inc.                           489,613
                                                    ------------
                                                       2,864,195
 ---------------------------------------------------------------
  Energy Resources - 1.1%
  13,600 Barrett Resources Corp.*                        490,450
  17,800 Cabot Oil & Gas Corp.                           339,312
  12,300 Cross Timbers Oil Co.                           152,213
   8,400 Houston Exploration Co.*                        178,500
  25,200 Southwestern Energy Co.                         225,225
   5,200 St. Mary Land & Exploration Co.                 137,800
                                                    ------------
                                                       1,523,500
 ---------------------------------------------------------------
  Entertainment - 0.7%
  76,700 Handleman Co.*                                1,016,275
 ---------------------------------------------------------------
  Financial Services - 3.8%
  51,200 Advanta Corp.                                 1,008,000
  41,800 Arcadia Financial Ltd.*                         237,737
  14,400 Arthur J. Gallagher & Co.                       786,600
  26,800 Credit Acceptance Corp.*                        157,450
   7,000 E.W. Blanch Holdings, Inc.                      463,750
  11,400 Financial Federal Corp.*                        214,463
  35,500 Long Beach Financial Corp.*                     534,719
  12,600 Metris Companies, Inc.                          347,287
   5,700 NCO Group, Inc.*                                259,350
  63,325 Resource Bancshares Mortgage Group, Inc.        379,950
  57,500 Security Capital Group, Inc. Class B*           808,594
                                                    ------------
                                                       5,197,900
 ---------------------------------------------------------------
  Food & Beverage - 2.3%
  16,000 Agribrands International, Inc.*                 778,000
   5,000 American Italian Pasta Co.*                     140,000
   4,700 Corn Products International                     153,044
  29,200 Fleming Companies, Inc.                         352,225
  14,700 International Multifoods Corp.                  333,506
   8,800 Michael Foods, Inc.                             243,650
  19,300 Pilgrim's Pride Corp. Class B                   205,063
   9,650 Pilgrim's Pride Corp.*                           78,406
  22,000 Smithfield Foods, Inc.*                         646,250
  11,600 Universal Foods Corp.                           245,050
                                                    ------------
                                                       3,175,194
 ---------------------------------------------------------------
  Forest - 1.0%
  21,300 ACX Technologies, Inc.*                         263,588
   9,300 Glatfelter (P.H.) Co.                           122,644
  19,500 Potlatch Corp.                                  753,187
  10,800 United Stationers, Inc.*                        244,350
                                                    ------------
                                                       1,383,769
 ---------------------------------------------------------------

     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
Statement of Investments (continued)
August 31, 1999

  Shares Description                             Value
 Common Stocks - (continued)
  Gas Utilities - 2.3%
  27,000 Aquarion Co.                      $    972,000
  14,300 California Water Services Group        427,212
  11,100 Equitable Resources, Inc.              407,925
  17,100 Oneok, Inc.                            531,169
  11,700 SEMCO Energy, Inc.                     169,650
  25,200 UGI Corp.                              578,025
                                           ------------
                                              3,085,981
 ------------------------------------------------------
  Heavy Electrical - 1.4%
  14,050 A.O. Smith Corp.                       381,106
   9,900 Anixter International, Inc.*           208,519
  14,500 Baldor Electric Co.                    257,375
  16,000 C&D Technologies, Inc.                 504,000
  22,900 Foster Wheeler Corp.                   296,269
   9,400 Regal Beloit Corp.                     209,737
                                           ------------
                                              1,857,006
 ------------------------------------------------------
  Heavy Machinery - 0.6%
   5,400 Astec Industries, Inc.*                182,925
  12,700 Columbus McKinnon Corp.                222,250
   5,800 Nacco Industries, Inc.                 451,675
                                           ------------
                                                856,850
 ------------------------------------------------------
  Home Products - 0.7%
  45,400 Playtex Products, Inc.*                661,138
  10,100 WD-40 Co.                              247,450
                                           ------------
                                                908,588
 ------------------------------------------------------
  Hotel - 0.4%
  41,400 Aztar Corp.*                           380,362
  21,700 Boyd Gaming Corp.*                     116,638
                                           ------------
                                                497,000
 ------------------------------------------------------
  Industrial Parts - 3.9%
  18,200 Clarcor, Inc.                          326,463
  11,100 Commercial Intertech Corp.             138,750
  12,900 Flowserve Corp.                        203,981
  20,600 Helix Technology Corp.                 581,950
  14,200 Kaman Corp.                            185,488
  13,500 Kennametal, Inc.                       357,750
  21,700 Mark IV Industries, Inc.               429,931
  17,100 Thomas Industries, Inc.                332,381
  44,100 Timken Co.                             774,506
  30,400 Toro Co.                             1,117,200
  30,600 Watsco, Inc.                           428,400
  17,600 Watts Industries, Inc.                 387,200
                                           ------------
                                              5,264,000
 ------------------------------------------------------
  Industrial Services - 3.9%
  20,800 Aaron Rents, Inc. Class B              393,900
  10,200 ABM Industries, Inc.                   234,600
  31,700 Avis Rent A Car, Inc.*                 697,400
  16,400 Chemed Corp.                           498,150
 ------------------------------------------------------

  Shares Description                                        Value
 Common Stocks - (continued)
  Industrial Services - (continued)
   5,700 Cort Business Services Corp.*                $    142,856
  57,700 Dollar Thrifty Automotive Group, Inc.*          1,085,481
  13,500 Interim Services, Inc.*                           248,906
   7,800 Metamor Worldwide, Inc.*                          125,044
  14,600 Personnel Group of America, Inc.*                 122,275
  14,600 Rent-A-Center, Inc. *                             323,938
  26,250 Rollins Truck Leasing Corp.                       272,344
  12,100 Rollins, Inc.                                     189,819
  20,200 Wackenhut Corp.                                   488,587
  11,600 Xtra Corp.*                                       525,625
                                                      ------------
                                                         5,348,925
 -----------------------------------------------------------------
  Information Services - 2.6%
   9,000 American Management Systems, Inc.*                257,625
  13,700 Bell & Howell Co.*                                458,950
  28,600 Concentric Network Corp.*                         627,412
   8,200 F.Y.I., Inc.*                                     268,038
   9,000 Fair Isaac & Co., Inc.                            254,250
  17,000 infoUSA, Inc. Class B*                             86,063
   4,600 Maximus, Inc.*                                    159,275
   6,500 Medquist, Inc.*                                   226,281
   6,150 Profit Recovery Group International, Inc.*        234,084
  38,000 URS Corp.*                                        940,500
                                                      ------------
                                                         3,512,478
 -----------------------------------------------------------------
  Leisure - 1.8%
  18,800 Action Performance Co., Inc.*                     464,125
  26,800 Callaway Golf Co.                                 266,325
  18,900 Hollywood Park, Inc.*                             320,118
   6,400 JAKKS Pacific, Inc.*                              193,600
  11,700 Russ Berrie and Company, Inc.                     274,219
   5,800 SCP Pool Corp.*                                   133,400
  41,700 Station Casinos, Inc.*                            844,425
                                                      ------------
                                                         2,496,212
 -----------------------------------------------------------------
  Life Insurance - 1.5%
  46,979 Delphi Financial Group, Inc.*                   1,667,754
  17,200 FBL Financial Group, Inc.                         340,775
                                                      ------------
                                                         2,008,529
 -----------------------------------------------------------------
  Media - 0.5%
  25,700 Ascent Entertainment Group, Inc.*                 350,163
  11,900 Gaylord Entertainment Co.                         362,950
                                                      ------------
                                                           713,113
 -----------------------------------------------------------------
  Medical Products - 1.3%
   2,000 IDEC Pharmaceuticals Corp.*                       254,125
  13,000 OEC Medical Systems, Inc.*                        448,500
  16,600 ResMed, Inc.*                                     460,650
  27,100 Sola International, Inc.*                         430,213
  20,300 Sunrise Medical, Inc.*                            142,100
                                                      ------------
                                                         1,735,588
 -----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

  Shares Description                                     Value
 Common Stocks - (continued)
  Medical Providers - 1.1%
  49,900 Ameripath, Inc.*                          $    467,813
  13,200 Hooper Holmes, Inc.                            303,600
  26,000 Quest Diagnostics, Inc.*                       687,375
                                                   ------------
                                                      1,458,788
 --------------------------------------------------------------
  Mining - 3.0%
  39,200 Armco, Inc.*                                   269,500
  49,500 Asarco, Inc.                                 1,033,312
  31,300 Bethlehem Steel Corp.*                         240,619
  11,600 Commercial Metals Co.                          355,250
  30,100 Cyprus Amax Minerals Co.                       509,819
  63,900 National Steel Corp. Class B                   519,187
  16,100 Oregon Steel Mills, Inc.                       176,094
  23,200 Quanex Corp.                                   603,200
  11,000 Reliance Steel & Aluminum Corp.                364,375
                                                   ------------
                                                      4,071,356
 --------------------------------------------------------------
  Motor Vehicle - 1.8%
  10,700 Arvin Industries, Inc.                         382,525
   6,770 Dura Automotive Systems, Inc.*                 175,174
   8,700 Modine Manufacturing Co.                       258,825
   5,400 Monaco Coach Corp.*                            156,600
  17,400 Simpson Industries, Inc.                       217,500
  25,200 Standard Products Co.                          872,550
   5,600 Superior Industries International, Inc.        156,800
  11,100 Tower Automotive, Inc.*                        222,000
                                                   ------------
                                                      2,441,974
 --------------------------------------------------------------
  Oil Refining - 0.4%
  22,400 Northwestern Corp.                             554,400
 --------------------------------------------------------------
  Oil Services - 1.9%
  11,000 Helmerich & Payne, Inc.                        303,188
  11,600 Marine Drilling Co., Inc.*                     184,150
  21,400 National Oilwell, Inc.*                        363,800
  21,800 Oceaneering International, Inc.*               437,362
  72,300 Parker Drilling Co.*                           361,500
  24,500 Pool Energy Services Co.*                      646,187
  29,800 Seitel, Inc.*                                  290,550
                                                   ------------
                                                      2,586,737
 --------------------------------------------------------------
  Property Insurance - 2.2%
   7,100 Argonaut Group, Inc.                           179,275
  39,500 Capital Re Corp.                               478,937
   6,200 Commerce Group, Inc.                           137,950
   9,091 Fidelity National Financial, Inc.              139,774
  28,600 First American Financial Corp.                 425,425
  10,909 Medical Assurance, Inc.*                       274,089
   6,900 PMA Capital Corp.                              136,706
   6,700 Radian Group                                   310,294
   6,300 SCPIE Holdings, Inc.                           190,969
  16,800 Selective Insurance Group                      299,250
  14,400 Stewart Information Services Corp.             299,700
   7,200 Trenwick Group, Inc.                           157,950
                                                   ------------
                                                      3,030,319
 --------------------------------------------------------------

  Shares  Description                                    Value
 Common Stocks - (continued)
  Publishing - 1.5%
   13,000 Big Flower Press Holdings, Inc.*         $    375,375
   11,800 Jostens, Inc.                                 237,475
    8,200 Pulitzer, Inc.                                359,262
   50,400 Wallace Computer Services, Inc.             1,077,300
                                                   ------------
                                                      2,049,412
 --------------------------------------------------------------
  Restaurants - 1.5%
   11,700 Buffets, Inc.*                                130,894
   25,600 Luby's Cafeterias, Inc.                       342,400
   36,300 Rare Hospitality International, Inc.*         714,656
   20,500 Ruby Tuesday, Inc.                            371,563
   14,500 Sonic Corp.*                                  444,062
                                                   ------------
                                                      2,003,575
 --------------------------------------------------------------
  Security/Asset Management - 2.0%
   12,900 Advest Group, Inc.                            246,713
   21,400 Jeffries Group, Inc.                          529,650
    9,000 John Nuveen Co.                               351,562
    6,400 National Discount Brokers Group, Inc.*        195,600
   40,280 Southwest Securities Group, Inc.            1,359,450
                                                   ------------
                                                      2,682,975
 --------------------------------------------------------------
  Semiconductors - 3.5%
   54,600 3dfx Interactive, Inc.*                       607,425
   13,400 Actel Corp.*                                  210,213
   30,600 CTS Corp.                                   1,457,325
   21,200 Cypress Semiconductor Corp.*                  490,250
   43,000 Kent Electronics Corp.*                       728,313
   13,800 Lam Research Corp.*                           778,837
    9,100 Transwitch Corp.*                             452,156
                                                   ------------
                                                      4,724,519
 --------------------------------------------------------------
  Specialty Retail - 3.6%
   13,500 Bandag, Inc.                                  448,875
   11,600 Genesco, Inc.*                                137,750
   33,000 Haverty Furniture Cos., Inc.                  534,187
   20,400 Heilig Meyers Co.                             108,375
  151,800 Hollywood Entertainment Co.*                2,058,787
   27,300 HomeBase, Inc.*                               119,438
   11,900 Michaels Stores, Inc.*                        365,181
    8,500 Micro Warehouse, Inc.*                        104,125
   16,000 Musicland Stores Corp.*                       136,000
   14,600 Pep Boys-Manny, Moe & Jack                    212,613
   27,600 PETsMART, Inc.*                               132,825
   15,400 School Specialty, Inc.*                       190,575
   32,500 Spiegel, Inc.*                                290,469
                                                   ------------
                                                      4,839,200
 --------------------------------------------------------------
  Telephone - 0.8%
   22,300 Dycom Industries, Inc.*                       688,513
   11,900 US LEC Corp.*                                 386,750
                                                   ------------
                                                      1,075,263
 --------------------------------------------------------------

     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
Statement of Investments (continued)
August 31, 1999

  Shares Description                                           Value
 Common Stocks - (continued)
  Thrifts - 2.4%
  12,000 Carolina First Corp.                            $    262,500
   5,400 First Republic Bank San Francisco California*        138,712
  30,800 FirstFed Financial Corp.*                            469,700
  15,200 Reliance Bancorp, Inc.                               525,350
  73,747 Republic Security Financial                          705,206
  37,300 Richmond County Financial                            739,006
  19,600 Staten Island Bancorp, Inc.                          351,575
                                                         ------------
                                                            3,192,049
 --------------------------------------------------------------------
  Tobacco - 0.6%
  24,500 Dimon, Inc.                                          105,656
  24,300 Universal Corp.                                      689,513
                                                         ------------
                                                              795,169
 --------------------------------------------------------------------
  Truck Freight - 1.1%
  10,000 Alexander & Baldwin, Inc.                            241,875
  17,400 Arnold Industries, Inc.                              247,950
  14,000 Consolidated Freightways Corp.*                      151,375
  10,700 Overseas Shipholding Group                           149,131
   8,000 Seacor Smit, Inc.*                                   415,500
  18,200 Yellow Corp. *                                       288,925
                                                         ------------
                                                            1,494,756
 --------------------------------------------------------------------
  Wireless - 0.6%
  39,375 Price Communications Corp.*                          809,648

 -----------------------------
  TOTAL COMMON
  STOCKS
  (Cost
  $127,072,813)   $134,481,534
 -----------------------------

  Principal   Interest  Maturity
  Amount        Rate      Date           Value
  Repurchase Agreement - 0.8%
  Joint Repurchase Agreement
  $1,100,000     5.52% 09/01/1999 $  1,100,000
 ---------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $1,100,000)               $  1,100,000
 ---------------------------------------------
  TOTAL INVESTMENTS
  (Cost $128,172,813)             $135,581,534
 ---------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS CORE LARGE CAP VALUE FUND

Performance Summary
August 31, 1999

 The following graph shows the value, as of August 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5% per Class A and applica-ble maximum contingent deferred sales charges of 5.0% declining to 0% after six years for Class B and 1% if redeemed within twelve months for Class C, respectively, and at NAV for the Institutional and Service Classes) on Decem-ber 31, 1998 (commencement of operations) in the Goldman Sachs CORE Large Cap Value Fund. For comparative purposes, the performance of the Fund's benchmark (Russell 1000 Value Index) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 CORE Large Cap Value Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested January 1, 1999 to August 31, 1999(a).

                           [LINE GRAPH APPEARS HERE]

Core Large Cap Equity
         Russell 1000
         Value index    Class A   Class B   Class C  InstitutionaL   Service
1/1/99      10,000       9,450     10,000    10,000      10,000       10,000
Jan-99      10,080       9,594     10,150    10,150      10,160       10,160
Feb-99       9,938       9,461     10,000    10,000      10,010       10,010
Mar-99      10,144       9,690     10,227    10,227      10,259       10,246
Apr-99      11,091      10,532     11,107    11,107      11,150       11,137
May-99      10,969      10,362     10,927    10,927      10,970       10,957
Jun-99      11,287      10,699     11,275    11,270      11,336       11,310
Jul-99      10,956      10,339     10,884    10,889      10,954       10,929
Aug-99      10,550      10,007     10,022    10,428      10,602       10,578



  Average Annual Total Return through August
  31, 1999                                     Since Inception Seven Months
  Class A (commenced December 31, 1998)
  Excluding sales charges                           5.87%             4.31%
  Including sales charges                           0.07%            -1.42%
 --------------------------------------------------------------------------
  Class B (commenced December 31, 1998)
  Excluding contingent deferred sales charges       5.23%             3.68%
  Including contingent deferred sales charges       0.22%            -1.33%
 --------------------------------------------------------------------------
  Class C (commenced December 31, 1998)
  Excluding contingent deferred sales charges       5.29%             3.73%
  Including contingent deferred sales charges       4.28%             2.73%
 --------------------------------------------------------------------------
  Institutional Class (commenced December 31,
  1998)                                             6.02%             4.35%
 --------------------------------------------------------------------------
  Service Class (commenced December 31, 1998)       5.78%             4.11%
 --------------------------------------------------------------------------

 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.

GOLDMAN SACHS CORE LARGE CAP VALUE FUND
Statement of Investments
August 31, 1999

  Shares  Description                                   Value

 Common Stocks - 99.0%
  Airlines - 0.5%
   19,400 Delta Air Lines, Inc.                   $    985,762
   10,300 UAL Corp.*                                   667,569
                                                  ------------
                                                     1,653,331
 -------------------------------------------------------------
  Apparel - 0.4%
   23,200 Nike, Inc. Class B                         1,073,000
 -------------------------------------------------------------
  Banks - 14.9%
   17,500 Bank of New York Co., Inc.                   625,625
  105,000 Bank One Corp.                             4,213,125
  112,400 BankAmerica Corp.                          6,800,200
   15,100 BB&T Corp.                                   505,850
   78,200 Chase Manhattan Corp.                      6,544,362
  140,850 Citigroup, Inc.                            6,259,022
   34,300 Comerica, Inc.                             1,785,744
    5,700 Fifth Third Bancorp                          377,625
  117,100 Firstar Corp.                              3,139,744
   11,300 FirstMerit Corp.                             296,978
  103,200 Fleet Financial Group, Inc.                4,108,650
   32,800 Mellon Bank Corp.                          1,094,700
    9,200 Mercantile Bancorp., Inc.                    507,725
   24,400 National City Corp.                          674,050
   16,900 PNC Bank Corp.                               884,081
   19,300 Regions Financial Corp                       681,531
   16,600 SouthTrust Corp.                             586,188
   38,100 Suntrust Banks, Inc.                       2,450,306
   45,700 UnionBanCal Corp.                          1,753,738
   48,100 Wells Fargo & Co.                          1,914,981
    2,200 Zions Bancorp                                109,450
                                                  ------------
                                                    45,313,675
 -------------------------------------------------------------
  Chemical - 3.1%
   31,800 Avery Dennison Corp.                       1,745,025
   38,900 Dow Chemicals Co.                          4,420,012
   16,165 Du Pont (E.I.) de Nemours & Co.            1,024,457
   14,600 PPG Industries, Inc.                         876,912
    6,500 Rohm & Haas Co.                              242,938
   11,000 Sherwin Williams Co.                         268,125
   16,600 Vulcan Materials Co.                         707,575
                                                  ------------
                                                     9,285,044
 -------------------------------------------------------------
  Computer Hardware - 3.6%
    1,500 Apple Computer, Inc.*                         97,875
    5,500 Electronics for Imaging, Inc.*               322,438
   15,900 Hewlett-Packard Co.                        1,675,462
   44,400 International Business Machines, Inc.      5,530,575
   39,400 Lexmark International Group, Inc.*         3,102,750
    4,700 Pitney-Bowes Inc.                            277,300
                                                  ------------
                                                    11,006,400
 -------------------------------------------------------------
  Computer Software - 0.9%
    3,300 Microsoft Corp.*                             305,456
   71,100 Novell, Inc.*                              1,684,181
 -------------------------------------------------------------

  Shares  Description                                Value

 Common Stocks - (continued)
  Computer Software - (continued)
   17,500 Oracle Corp.*                        $    638,750
    2,100 Unisys Corp.*                              90,300
                                               ------------
                                                  2,718,687
 ----------------------------------------------------------
  Consumer Durables - 0.2%
   10,500 Whirlpool Corp.                           742,219
 ----------------------------------------------------------
  Defense/Aerospace - 1.8%
   44,700 Allied Signal, Inc.                     2,737,875
   26,800 General Dynamics Corp.                  1,688,400
   17,200 Raytheon Co. Class B                    1,171,750
                                               ------------
                                                  5,598,025
 ----------------------------------------------------------
  Department Store - 0.2%
    3,900 Federated Department Stores, Inc.*        179,400
    7,600 J. C. Penney Co., Inc.                    275,500
                                               ------------
                                                    454,900
 ----------------------------------------------------------
  Drugs - 2.3%
   28,000 Allergan, Inc.                          2,796,500
   24,400 Amgen, Inc.*                            2,029,775
    7,900 Andrx Corp.*                              567,813
   20,700 Bristol-Myers Squibb Co.                1,456,762
    1,200 Genzyme Corp.*                             67,725
      600 Pharmacia & Upjohn, Inc.                   31,350
                                               ------------
                                                  6,949,925
 ----------------------------------------------------------
  Electrical Equipment - 0.7%
   28,100 Johnson Controls, Inc.                  1,921,338
    3,100 Motorola, Inc.                            285,975
                                               ------------
                                                  2,207,313
 ----------------------------------------------------------
  Electrical Utilities - 5.6%
   21,700 Alliant Energy Corp.                      627,944
    6,700 Calpine Corp.*                            607,187
   78,000 Dominion Resources, Inc.                3,607,500
   29,500 DTE Energy Co.                          1,163,406
    7,800 Energy East Corp.                         195,000
   82,200 Entergy Corp.                           2,450,587
   35,500 FPL Group, Inc.                         1,917,000
   27,200 PECO Energy Co.                         1,105,000
    1,800 PG&E Corp.                                 54,563
   45,100 Public Service Enterprise               1,849,100
    2,200 Southern Co.                               59,538
   60,100 Texas Utilities Co.                     2,430,294
   25,900 Unicom Corp.                            1,000,387
                                               ------------
                                                 17,067,506
 ----------------------------------------------------------
  Energy Resources - 9.9%
   24,100 Apache Corp.                            1,096,550
    5,500 Atlantic Richfield Co.                    483,656
   71,000 Chevron Corp.                           6,549,750
   34,028 Conoco, Inc. Class B                      914,496
  167,300 Exxon Corp.                            13,195,787
 ----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS CORE LARGE CAP VALUE FUND

  Shares  Description                                          Value

 Common Stocks - (continued)
  Energy Resources - continued
   45,700 Mobil Corp.                                    $  4,678,538
   48,900 Royal Dutch Petroleum Co. ADR                     3,025,688
                                                         ------------
                                                           29,944,465
 --------------------------------------------------------------------
  Entertainment - 0.5%
   14,200 Carnival Cruise Lines Corp.                         634,563
   18,000 Royal Caribbean Cruise Lines                        842,625
                                                         ------------
                                                            1,477,188
 --------------------------------------------------------------------
  Financial Services - 3.0%
    1,100 American Express Co.                                151,250
   12,000 Aon Corp.                                           400,500
    4,700 C.I.T. Group, Inc.                                  111,919
   13,200 Countrywide Credit Industries, Inc.                 424,050
   26,300 Federal National Mortgage Association             1,633,888
   17,200 H&R Block, Inc.                                     956,750
   10,600 Heller Financial, Inc.                              242,475
   44,600 Marsh & McLennan Co.                              3,247,437
   24,000 Providian Financial Corp.                         1,863,000
                                                         ------------
                                                            9,031,269
 --------------------------------------------------------------------
  Food & Beverage - 3.6%
   45,900 ConAgra, Inc.                                     1,124,550
      600 General Mills, Inc.                                  50,250
   14,000 Hormel Foods Corp.                                  563,500
  102,100 IBP, Inc.                                         2,341,919
  191,600 Nabisco Group Holdings Corp.                      3,400,900
   87,400 Nabisco Holdings Corp.                            3,435,912
    6,500 Supervalu, Inc.                                     146,250
                                                         ------------
                                                           11,063,281
 --------------------------------------------------------------------
  Forest - 0.5%
   13,500 Georgia-Pacific Corp.                               558,563
   14,900 Weyerhaeuser Co.                                    838,125
                                                         ------------
                                                            1,396,688
 --------------------------------------------------------------------
  Gas Utilities - 0.5%
   52,700 Keyspan Corp.                                     1,554,650
 --------------------------------------------------------------------
  Gold - 1.7%
  169,000 Barrick Gold Corp.                                3,274,375
  108,700 Freeport-McMoRan Copper & Gold, Inc. Class B      1,745,994
   26,500 Placer Dome, Inc.                                   274,937
                                                         ------------
                                                            5,295,306
 --------------------------------------------------------------------
  Grocery - 0.4%
       63 Albertson's, Inc.                                     3,020
   47,600 Kroger Co.*                                       1,100,750
                                                         ------------
                                                            1,103,770
 --------------------------------------------------------------------

  Shares  Description                                    Value

 Common Stocks - (continued)
  Heavy Electrical - 0.9%
   21,000 Emerson Electric Co.                     $  1,315,125
   22,600 Phelps Dodge Corp.                          1,264,187
                                                   ------------
                                                      2,579,312
 --------------------------------------------------------------
  Home Products - 0.2%
   17,700 Fortune Brands, Inc.                          663,750
    2,100 Premark International, Inc.                    69,825
                                                   ------------
                                                        733,575
 --------------------------------------------------------------
  Hotel - 0.2%
   19,900 Marriott International, Inc.                  681,575
 --------------------------------------------------------------
  Industrial Parts - 2.1%
   23,900 Ingersoll-Rand Co.                          1,520,638
   28,500 Parker Hannifin Corp.                       1,246,875
   12,600 Tecumseh Products Co.                         718,200
    2,200 Textron, Inc.                                 177,650
   39,700 United Technologies Corp.                   2,625,162
                                                   ------------
                                                      6,288,525
 --------------------------------------------------------------
  Industrial Services - 0.6%
   20,600 Dollar Thrifty Automotive Group, Inc.*        387,537
   31,900 Hertz Corp.                                 1,285,969
                                                   ------------
                                                      1,673,506
 --------------------------------------------------------------
  Information Services - 0.2%
    7,400 Rhythms NetConnections, Inc.*                 283,050
    9,600 Sotheby's Holdings, Inc.                      279,600
                                                   ------------
                                                        562,650
 --------------------------------------------------------------
  Leisure - 1.4%
   59,500 Eastman Kodak Co.                           4,369,531
 --------------------------------------------------------------
  Life Insurance - 2.5%
    6,300 Aetna, Inc.                                   489,825
   23,100 American General Corp.                      1,640,100
   19,100 Cigna Corp.                                 1,715,419
   40,600 Hartford Life, Inc.                         1,763,562
    9,800 Lincoln National Corp.                        459,375
   30,300 Nationwide Financial Services, Inc.         1,105,950
    8,500 Unumprovident Corp.                           306,531
                                                   ------------
                                                      7,480,762
 --------------------------------------------------------------
  Media - 3.3%
   67,800 Cox Communications, Inc.*                   2,521,312
  122,800 Fox Entertainment Group, Inc.*              2,832,075
  113,700 Infinity Broadcasting Corp.*                3,077,006
    4,200 Time Warner, Inc.                             249,113
   18,700 Univision Communications, Inc.*             1,379,125
                                                   ------------
                                                     10,058,631
 --------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP VALUE FUND
Statement of Investments (continued)
August 31, 1999

  Shares Description                                     Value

 Common Stocks - (continued)
  Medical Products - 1.3%
  34,800 Bausch & Lomb, Inc.                       $  2,298,975
  16,831 Tyco International Ltd.                      1,705,191
                                                   ------------
                                                      4,004,166
 --------------------------------------------------------------
  Medical Providers - 0.5%
  19,600 Pacificare Health Systems *                  1,176,000
   2,300 Trigon Healthcare, Inc.*                        83,519
   4,700 United Healthcare Corp.                        285,819
                                                   ------------
                                                      1,545,338
 --------------------------------------------------------------
  Mining - 0.6%
   9,100 Alcan Aluminum, Ltd.                           299,163
   6,600 Alcoa, Inc.                                    426,112
  39,400 USX-US Steel Group                           1,063,800
                                                   ------------
                                                      1,789,075
 --------------------------------------------------------------
  Motor Vehicle - 1.8%
  17,123 Delphi Automative Systems Corp.                321,056
  27,900 Ford Motor Co.                               1,454,288
  63,700 Navistar International Corp.*                3,097,412
   9,800 Paccar, Inc.                                   540,225
                                                   ------------
                                                      5,412,981
 --------------------------------------------------------------
  Oil Refining - 0.7%
  33,200 Texaco, Inc.                                 2,108,200
 --------------------------------------------------------------
  Property Insurance - 6.9%
   3,600 Allmerica Financial Corp.                      203,400
  28,300 Allstate Corp.                                 928,594
  22,400 AMBAC Financial Group, Inc.                  1,183,000
  80,125 American International Group, Inc.           7,426,586
  76,200 Hartford Financial Services Group, Inc.      3,462,337
  13,600 Jefferson-Pilot Corp.                          907,800
  43,500 Loews Corp.                                  3,414,750
   6,900 The PMI Group, Inc.                            293,250
  88,400 Travelers Property & Casualty Corp.          3,138,200
                                                   ------------
                                                     20,957,917
 --------------------------------------------------------------
  Publishing - 0.3%
   9,800 Knight Ridder, Inc.                            528,587
   4,600 Mcgraw-Hill Companies, Inc.                    237,763
   5,500 R.R. Donnelley & Sons Co.                      172,563
                                                   ------------
                                                        938,913
 --------------------------------------------------------------
  Railroads - 1.1%
  74,400 Burlington Northern Santa Fe Corp.           2,157,600
   7,400 Canadian National Railway Co.                  470,362
   2,800 CSX Corp.                                      122,325
  24,100 Norfolk Southern Corp.                         631,119
                                                   ------------
                                                      3,381,406
 --------------------------------------------------------------
  Restaurants - 0.2%
  31,300 Brinker International, Inc.*                   751,200
 --------------------------------------------------------------

  Shares  Description                              Value

 Common Stocks - (continued)
  Security/Asset Management - 2.0%
   66,935 Bear Stearns Companies, Inc.       $  2,786,169
    2,400 Equitable Companies, Inc.               148,200
   19,100 Morgan Stanley Dean Witter & Co.      1,639,019
   39,900 Paine Webber Group, Inc.              1,566,075
                                             ------------
                                                6,139,463
 --------------------------------------------------------
  Semiconductors - 0.8%
    5,500 LSI Logic Corp.*                        312,125
   15,000 Texas Instruments, Inc.               1,230,938
   10,800 Xilinx, Inc.*                           755,325
                                             ------------
                                                2,298,388
 --------------------------------------------------------
  Specialty Retail - 3.7%
   21,600 Best Buy Co., Inc.*                   1,517,400
   55,100 Circuit City Stores, Inc.             2,369,300
   56,600 CVS Corp.                             2,359,512
   17,000 Lowes Co., Inc.                         769,250
    5,100 Staples, Inc.*                          110,925
    2,200 Tandy Corp.                             103,950
    9,000 The Home Depot, Inc.                    550,125
   39,800 Tiffany & Co.                         2,104,425
   37,000 Zale Corp.*                           1,283,438
                                             ------------
                                               11,168,325
 --------------------------------------------------------
  Telephone - 11.2%
   57,800 Ameritech Corp.                       3,648,625
  188,246 AT&T Corp.                            8,471,070
   49,600 BCE, Inc.                             2,318,800
   63,300 Bell Atlantic Corp.                   3,877,125
   67,800 BellSouth Corp.                       3,067,950
   24,600 Centurytel, Inc.                        967,088
   71,400 GTE Corp.                             4,899,825
    5,100 MCI Worldcom, Inc.*                     386,325
   61,600 SBC Communications, Inc.              2,956,800
   72,500 Sprint Corp.                          3,217,187
                                             ------------
                                               33,810,795
 --------------------------------------------------------
  Thrifts - 0.6%
   19,100 Golden West Financial Corp.           1,734,519
 --------------------------------------------------------
  Tobacco - 0.2%
   17,500 Philip Morris Companies, Inc.           655,156
 --------------------------------------------------------
  Truck Freight - 0.1%
    5,200 FDX Corp.*                              220,675
 --------------------------------------------------------
  Wireless - 1.3%
   24,700 Telephone & Data Systems, Inc.        1,719,738
   37,400 United States Cellular Corp.*         2,106,087
                                             ------------
                                                3,825,825
 --------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $298,694,782)                        $300,107,051
 --------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS CORE LARGE CAP VALUE FUND

  Principal   Interest  Maturity
  Amount        Rate      Date          Value
 Repurchase Agreement - 0.3%
  Joint Repurchase Agreement
   $800,000     5.52%  09/01/1999 $    800,000
 ---------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $800,000)                 $    800,000
 ---------------------------------------------
  TOTAL INVESTMENTS
  (Cost $299,494,782)             $300,907,051
 ---------------------------------------------

 * Non-income producing security.

 The percentages shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND


Performance Summary
August 31, 1999


 The following graph shows the value, as of August 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5% per Class A and applica-ble maximum contingent deferred sales charges of 5.0% declining to 0% after six years for Class B and 1% if redeemed within twelve months for Class C, respectively, and at NAV for the Institutional and Service Classes) on August 15, 1997 (commencement of operations) in the Goldman Sachs CORE International Equity Fund. For comparative purposes, the performance of the Fund's bench-mark (Morgan Stanley Capital International Gross Europe, Australia, Far East Index ("MSCI Gross EAFE Index")) is shown. This performance data represents past performance and should not be considered indicative of future perfor-mance which will fluctuate with changes in market conditions. These perfor-mance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 CORE International Equity Fund's Lifetime Performance

 Performance of a $10,000 Investment, Distributions Reinvested August 15, 1997 to August 31, 1999.

                           [LINE GRAPH APPEARS HERE]

Core Int'l Equity Fund

          Morgan Stanley
         Gross EAFE Index  Class A   Class B   Class C   Institutional  Service
8/15/97       10,000       9,450     10,000    10,000      10,000       10,000
 Aug-97        9,540       9,045      9,570     9,570       9,570        9,570
 Sep-97       10,076       9,405      9,950     9,950       9,960        9,950
 Oct-97        9,304       8,620      9,110     9,120       9,130        9,120
 Nov-97        9,211       8,365      8,840     8,840       8,860        8,850
 Dec-97        9,294       8,293      8,760     8,770       8,794        8,780
 Jan-98        9,722       8,728      9,210     9,220       9,255        9,230
 Feb-98       10,348       9,361      9,880     9,890       9,936        9,910
 Mar-98       10,669       9,655     10,190    10,200      10,256       10,230
 Apr-98       10,755       9,645     10,170    10,180      10,246       10,220
 May-98       10,706       9,541     10,060    10,080      10,146       10,110
 Jun-98       10,789       9,456      9,970     9,980      10,056       10,020
 Jul-98       10,901       9,579     10,090    10,100      10,186       10,150
 Aug-98        9,553       8,179      8,620     8,620       8,704        8,670
 Sep-98        9,262       7,943      8,370     8,370       8,464        8,420
 Oct-98       10,230       8,747      9,210     9,220       9,325        9,280
 Nov-98       10,757       9,134      9,620     9,630       9,746        9,690
 Dec-98       11,184       9,440      9,930     9,940      10,076       10,017
 Jan-99       11,154       9,459      9,950     9,960      10,106       10,037
 Feb-99       10,891       9,250      9,730     9,730       9,885        9,817
 Mar-99       11,348       9,591     10,080    10,090      10,257       10,187
 Apr-99       11,810      10,103     10,620    10,630      10,809       10,728
 May-99       11,204       9,572     10,050    10,060      10,246       10,157
 Jun-99       11,643      10,027     10,530    10,530      10,739       10,648
 Jul-99       11,993      10,274     10,780    10,790      11,010       10,908
 Aug-99       12,039      10,302     10,510    10,820      11,050       10,948



  Average Annual Total Return through
  August 31, 1999                       Since Inception One Year Seven Months
  Class A (commenced August 15,
  1997)
  Excluding sales charges                         4.30%   25.96%        8.92%
  Including sales charges                         1.47%   19.07%        2.94%
 ----------------------------------------------------------------------------
  Class B (commenced August 15,
  1997)
  Excluding contingent deferred
  sales charges                                   3.88%   25.41%        8.64%
  Including contingent deferred
  sales charges                                   2.46%   20.41%        3.64%
 ----------------------------------------------------------------------------
  Class C (commenced August 15,
  1997)
  Excluding contingent deferred
  sales charges                                   3.93%   25.52%        8.63%
  Including contingent deferred
  sales charges                                   3.93%   24.52%        7.63%
 ----------------------------------------------------------------------------
  Institutional Class (com-
  menced August 15, 1997)                         5.00%   26.96%        9.34%
 ----------------------------------------------------------------------------
  Service Class (commenced Au-
  gust 15, 1997)                                  4.53%   26.28%        9.08%
 ----------------------------------------------------------------------------

                                    GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
Statement of Investments
August 31, 1999

  Shares  Description                                             Value

 Common Stocks - 99.2%
  Belgium - 0.7%
   14,700 Dexia Belgium Credit Communal (Banks)             $  2,150,619
      100 Electrabel SA (Utilities)                               33,460
   19,400 Fortis B (Insurance)                                   666,974
                                                            ------------
                                                               2,851,053
 -----------------------------------------------------------------------
  Britain - 14.7%
   32,300 Abbey National (Banks)                                 555,498
   43,829 Allied Domecq PLC (Tobacco)                            403,329
  103,900 Allied Zurich PLC (Insurance)                        1,264,523
   85,200 AMEC PLC (Construction)                                365,976
  140,800 Arjo Wiggins Appleton PLC (Paper)                      487,016
   58,800 AstraZeneca Group PLC (Health)                       2,331,828
   30,300 Barclays PLC (Banks)                                   900,351
  193,971 BG (Utilities)                                       1,167,107
  262,470 Billiton PLC (Nonferrous Metals)                     1,069,378
  335,600 BP Amoco PLC (Energy Resources)                      6,225,203
   83,800 British American Tobacco (Tobacco)                     702,399
  311,200 British Steel PLC (Steel)                              817,326
  385,100 British Telecom PLC (Telecommunication)              5,898,108
   78,583 Cable & Wireless (Telecommunication)                   900,142
        1 Carillion PLC * (Construction)                               2
   16,790 Daily Mail & General Trust (Broadcasting)              945,412
   29,600 Debenhams PLC (Merchandising)                          187,625
   78,400 Diageo PLC (Tobacco)                                   795,880
  171,885 FKI PLC (Electrical Equipment)                         587,624
   11,400 General Electric Co. PLC (Electrical Equipment)        113,893
  250,536 George Wimpey PLC (Construction)                       606,891
  119,380 Glaxo Wellcome PLC (Health)                          3,136,798
   11,100 Granada Group PLC (Leisure)                             98,932
   63,895 Halifax Group PLC (Banks)                              713,393
   41,800 Hanson PLC (Construction)                              356,077
  277,000 HSBC Holdings PLC (Banks)                            3,431,411
   64,150 J. Sainsbury PLC (Merchandising)                       442,232
   44,944 Kingfisher Group (Merchandising)                       540,848
   68,312 Lex Service PLC (Business Services)                    673,689
   43,100 National Power (Utilities)                             305,960
   88,700 National Westminster Bank PLC (Banks)                1,820,860
  235,500 Norwich Union PLC (Insurance)                        1,606,420
   21,258 P & O Finance BV (Ship Transportation)                 341,999
   20,000 Pearson (Broadcasting)                                 412,497
   35,300 Railtrack Group PLC (Business Services)                674,105
   28,800 Reuters Group PLC (Business Services)                  423,256
   23,900 RMC Group PLC (Construction)                           395,462
  435,077 Rolls Royce (Defense/Aerospace)                      1,730,632
  122,325 Royal Bank of Scotland Group (Banks)                 2,522,932
 -----------------------------------------------------------------------

  Shares  Description                                          Value

 Common Stocks - (continued)
  Britain - (continued)
   99,300 Safeway (Merchandising)                        $    412,165
  304,046 Smith Group (Health)                              1,017,431
   82,600 Smith Group (Merchandising)                         761,442
  184,300 Smithkline Beecham (Health)                       2,398,701
   59,400 Standard Chartered PLC (Banks)                      864,843
        1 Tarmac (Construction)                                     8
   37,308 Thames Water (Business Services)                    537,189
   58,466 Unilever NV (Food & Beverage)                       550,252
   12,721 Unilever NV (Food & Beverage)                       886,137
   57,700 United Utility (Business Services)                  686,926
  118,900 Vodafone AirTouch PLC (Telecommunication)         2,394,906
   50,900 Whitbread PLC (Leisure)                             701,780
  209,767 Williams PLC (Electrical Utilities)               1,191,281
   51,300 Wolseley PLC (Construction)                         404,404
                                                         ------------
                                                           58,760,479
 --------------------------------------------------------------------
  Finland - 2.6%
   85,000 Finnair Series 1 (Airlines)                         427,107
  153,000 Merita PLC (Banks)                                  809,255
   85,550 Metsa Serla OY (Paper)                              810,871
   84,000 Nokia AB Oyj Series A (Telecommunication)         7,019,890
   35,000 UPM Kymmene OY (Paper)                            1,212,560
                                                         ------------
                                                           10,279,683
 --------------------------------------------------------------------
  France - 8.0%
   10,650 Assurances Generales de France (Insurance)          550,574
   31,400 Axa (Insurance)                                   3,912,901
   32,380 Banque National de Paris (Banks)                  2,479,929
    9,400 Carrefour SA (Specialty Retail)                   1,531,343
   10,500 Casino Guich Perr (Merchandising)                 1,107,410
    2,700 Compagnie de Saint Gobain (Construction)            522,683
    1,800 Danone (Food & Beverage)                            445,947
   14,836 Dexia France (Banks)                              1,935,102
   12,500 Elf Aquitaine (Energy Resources)                  2,195,038
  689,300 Eurotunnel SA * (Business Services)               1,050,013
   72,300 France Telecom (Telecommunication)                5,636,762
    9,450 GTM Entrepose (Construction)                      1,033,657
    1,400 L' Oreal SA (Health)                                905,625
    1,310 Labinal (Electrical Equipment)                      185,279
   16,600 Lafarge SA (Construction)                         1,785,883
   11,200 Lagardere S.C.A. (Multi-Industrial)                 454,960
    8,800 Pechiney (Nonferrous Metals)                        512,930
    8,000 Pernod Ricard (Tobacco)                             614,399
    4,800 Pinault-Printemps-Redoute SA (Merchandising)        832,739
   15,000 Rhone-Poulenc SA (Chemical)                         728,647
    4,300 SEITA (Tobacco)                                     234,716
 --------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
Statement of Investments (continued)
August 31, 1999

  Shares  Description                                                   Value

 Common Stocks - (continued)
  France - (continued)
      400 Societe Eurafrance SA (Financial Services)              $    245,844
   17,400 Suez Lyonnaise Eaux (Business Services)                    2,906,399
                                                                  ------------
                                                                    31,808,780
 -----------------------------------------------------------------------------
  Germany - 9.0%
   13,050 Allianz AG Holdings (Insurance)                            3,441,571
      350 AMB Aachener & Muenchener Beteiligungs AG (Insurance)         29,620
   71,450 BASF AG (Chemical)                                         3,242,526
   30,250 Bayer AG (Chemical)                                        1,316,798
   59,800 Commerzbank AG (Banks)                                     2,144,494
   91,715 Daimler Chrysler AG (Auto)                                 6,927,276
  102,250 Deutsche Telekom AG (Telecommunication)                    4,532,118
   36,550 Fag Kugelfischer (Industrial Services)                       384,711
   11,275 Hoechst AG (Health)                                          477,090
    6,800 HypoVereinsbank (Banks)                                      403,548
    4,700 IWKA AG (Machinery)                                           89,047
      300 Karstadt AG (Merchandising)                                  142,175
   34,400 Lufthansa AG (Airlines)                                      665,937
   57,750 Man AG (Machinery)                                         1,954,906
    2,023 Mannesmann AG (Machinery)                                    310,732
   46,100 Merck KGAA (Health)                                        1,570,293
    4,700 Meto AG * (Appliance)                                         35,965
    7,050 Metro AG (Merchandising)                                     404,961
   50,525 Siemens AG (Electrical Equipment)                          4,254,449
    6,500 Thyssen AG * (Steel)                                         151,960
   51,900 Veba AG (Utilities)                                        3,310,614
                                                                  ------------
                                                                    35,790,791
 -----------------------------------------------------------------------------
  Hong Kong - 3.3%
  760,000 Amoy Properties (Real Estate)                                748,754
  193,000 Bank of East Asia (Banks)                                    444,912
  129,000 Cathay Pacific Airways (Airlines)                            219,295
   57,000 Cheung Kong Holdings Ltd. (Real Estate)                      497,334
  220,500 CLP Holdings Ltd. (Utilities)                              1,042,171
  319,000 Great Eagle Holdings Ltd. (Real Estate)                      468,338
  140,000 Hang Seng Bank Ltd. (Banks)                                1,582,120
   17,000 Harbour Centre Development Ltd. (Leisure)                     13,574
  118,000 Hong Kong & China Gas Co. Ltd. (Utilities)                   167,922
  272,000 Hong Kong Construction Holdings Ltd. (Construction)          133,112
  801,400 Hong Kong Telecom (Telecommunication)                      1,816,461
  266,000 Hutchison Whampoa (Financial Services)                     2,594,947
   50,000 Johnson Electric Holdings Ltd. (Electrical Equipment)        225,373
 -----------------------------------------------------------------------------

  Shares    Description                                            Value

 Common Stocks - (continued)
  Hong Kong - (continued)
     88,000 New World Development Co. Ltd. (Real Estate)     $    211,928
    597,000 Sino Land Co. (Real Estate)                           299,849
    165,000 Sun Hung Kai Properties Co. Ltd. (Real Estate)      1,402,465
    168,500 Swire Pacific Ltd. Class A (Multi-Industrial)         868,009
     30,000 Television Broadcasts Ltd. (Media)                    134,451
    158,000 Wharf Holdings Co. Ltd. (Real Estate)                 429,342
                                                             ------------
                                                               13,300,357
 ------------------------------------------------------------------------
  Italy - 5.7%
     73,700 Assicurazioni Generali (Insurance)                  2,490,934
    327,600 Banca Commercial Italiana (Banks)                   2,231,792
     77,700 Banca Popolare di Milano BPM (Banks)                  563,857
    391,900 CIR-Compagnie Industriali Riunite SpA (Multi-
            Industrial)                                           583,716
  1,049,700 ENI SpA (Energy Resources)                          6,318,316
    492,200 Istituto Nazionale delle Assicurazioni SpA
            (Insurance)                                         1,187,136
     23,700 Italcementi SpA (Construction)                        323,416
     55,650 Magneti Marelli SpA (Industrial Services)             145,996
     70,200 Mediaset SpA (Broadcasting)                           620,822
    559,900 Montedison SpA (Multi-Industrial)                     844,013
     10,800 Pirelli SpA * (Industrial Services)                    20,222
     59,300 Rolo Banca 1473 (Banks)                             1,176,197
     70,800 San Paolo-IMI SpA (Banks)                             951,925
     65,500 Sirti SpA (Construction)                              338,824
     32,400 Telecom Italia Mobile SpA (Telecommunication)         112,420
    117,400 Telecom Italia SpA-ITL50 (Telecommunication)          684,296
    395,125 Telecom Italia SpA-ITL1000 (Telecommunication)      3,983,376
                                                             ------------
                                                               22,577,258
 ------------------------------------------------------------------------
  Japan - 28.8%
     41,000 77 Bank Ltd. (Banks)                                  401,619
     29,200 Acom Co. (Financial Services)                       2,967,138
     80,000 Alps Electric Co. (Electrical Utilities)            2,326,794
    520,000 Bank of Tokyo Mitsubishi (Banks)                    7,776,100
     41,000 Canon Sales Co., Inc. (Business Services)             652,865
     46,000 Canon, Inc. (Computer Hardware)                     1,346,321
         39 Central Japan Railway Co. (Railroads)                 253,258
     79,000 Chiba Bank Ltd. (Banks)                               296,968
     32,000 Chugoku Electric Power Co. (Utilities)                527,992
     79,000 Chuo Trust & Bank (Financial Services)                517,346
 ------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

  Shares  Description                                                    Value

 Common Stocks - (continued)
  Japan - (continued)
  111,000 Cosmo Oil Co. Ltd. (Energy Resources)                    $    203,046
  271,000 Daicel Chemical Industries (Chemical)                       1,115,379
   88,000 Daiichi Pharmaceutical Co. (Health)                         1,361,028
  117,000 Dainippon Pharmaceutical Co. Ltd. (Health)                    721,251
   57,000 Daito Trust Construction Co. Ltd. (Construction)              742,900
   48,000 Daiwa Securities Group, Inc. (Financial Services)             435,067
      271 DDI Corp. (Telecommunication)                               1,710,248
  241,000 Fuji Heavy Industries Ltd. (Auto)                           1,922,093
  102,000 Fujitsu Ltd. (Computer Hardware)                            2,994,649
  391,000 Hitachi (Electrical Equipment)                              3,973,119
   36,000 Hitachi Chemical Co. Ltd. (Chemical)                          540,321
   42,000 Honda Motor Co. Ltd. (Auto)                                 1,690,218
  328,000 Industrial Bank of Japan Ltd. (Banks)                       3,344,949
  225,000 Ishikawajima Har (Machinery)                                  442,448
  172,000 Izumiya Co. (Merchandising)                                 1,596,744
   51,000 JUSCO Co. Ltd. (Merchandising)                                984,223
   59,000 Kaken Pharmaceutical Co. Ltd. (Health)                        431,701
   22,800 KDD Corp. (Telecommunication)                               1,782,961
  244,000 Konica Corp. (Multi-Industrial)                               984,168
   40,200 Kyocera Corp. (Electrical Utilities)                        2,647,277
  243,000 Kyowa Hakko Kogyo (Health)                                  1,844,697
   55,600 Kyushu Electric Power Co., Inc. (Utilities)                   889,925
  120,000 Lion Corp. (Health)                                           460,969
  108,000 Matsushita Electric Industrial Co. (Appliance)              2,133,626
  202,000 Mazda Motor Corp. (Auto)                                    1,136,233
  379,000 Mitsubishi Electric (Electrical Equipment)                  1,920,391
  626,000 Mitsubishi Heavy Industries Ltd. (Machinery)                2,731,074
   73,000 Mitsubishi Trust & Banking (Banks)                            767,824
  254,000 Mitsui Co. (Wholesale)                                      1,791,137
  731,000 Mitsui Osk Lines (Ship Transportation)                      1,404,033
   63,000 Mitsui Soko Co. (Business Services)                           210,317
   20,000 Mitsumi Electric Co. Ltd. (Electrical Equipment)              601,820
   10,000 Nichiei Co.* (Financial Services)                             923,766
  344,000 Nippon Express Co. (Railroads)                              2,633,448
   59,000 Nippon Kayaku Co. Ltd. (Health)                               339,964
  514,000 Nippon Oil Co. Ltd. (Energy Resources)                      2,280,057
  129,000 Nippon Suisan Kaisha Ltd. (Food & Beverage)                   253,670
      466 Nippon Telephone & Telegraph Corp. (Telecommunication)      5,242,420
   97,000 Nishimatsu Construction (Construction)                        563,360
  140,000 Nissan Motor Co.* (Auto)                                      816,939
 ------------------------------------------------------------------------------

  Shares  Description                                                  Value

 Common Stocks - (continued)
  Japan - (continued)
      128 NTT Mobile Communications Network, Inc.*
          (Telecommunication)                                    $  2,118,992
  173,000 Sakura Bank Ltd. (Banks)                                    917,730
   75,000 Sankyo Co. Ltd. (Health)                                  2,092,194
    3,000 Secom Co. Ltd. (Business Services)                          410,207
  151,000 Sekisui Chemical Co. Ltd. (Construction)                    842,457
  208,000 Sekisui House (Construction)                              2,239,137
   63,000 Sharp Corp. (Electrical Equipment)                          962,272
   15,000 Shikoku Electric Power (Utilities)                          241,460
  236,000 Shionogi & Co. (Health)                                   2,028,993
  300,000 Showa Denko KK (Chemical)                                   411,579
  397,000 Snow Brand Milk (Food & Beverage)                         1,819,152
   15,200 Sony Corp. (Appliance)                                    1,971,336
   50,000 Sumitomo Bank (Banks)                                       685,965
  419,000 Sumitomo Osaka Cement (Construction)                        793,278
  115,000 Suzuki Motor Corp. (Auto)                                 1,945,854
  315,000 Taiheiyo Cement (Construction)                              826,862
   50,000 Takeda Chemical Industries Ltd. (Health)                  2,515,206
   65,000 Tokyo Electric Power (Electrical Utilities)               1,515,983
  155,000 Toppan Printing Co. (Business Services)                   1,984,726
  185,000 Toshiba Corp. (Electrical Equipment)                      1,646,362
  104,000 Toyo Seikan Kaisha (Multi-Industrial)                     2,425,573
  210,000 Toyota Motor Corp. (Auto)                                 6,203,869
      221 West Japan Railway (Railroads)                              879,270
  308,000 Yasuda Fire & Marine Insurance (Insurance)                2,121,224
                                                                 ------------
                                                                  115,235,542
 ----------------------------------------------------------------------------
  Netherlands - 5.5%
  159,800 ABN AMRO Holding NV (Banks)                               3,896,473
    7,600 DSM NV (Chemical)                                           895,216
    9,750 Heineken NV (Tobacco)                                       486,822
   90,200 ING Groep NV (Financial Services)                         4,952,196
   38,200 Koninklijke Ahold NV (Merchandising)                      1,369,894
    6,400 Koninklijke Hoogovens NV (Steel)                            370,670
   71,200 Koninklijke Nedlloyd NV (Railroads)                       2,033,610
   35,786 Koninklijke Royal Philips Electronics NV (Appliance)      3,692,873
   18,200 KPN NV (Telecommunication)                                  816,321
   54,700 Royal Dutch Petroleum Co. (Energy Resources)              3,367,706
                                                                 ------------
                                                                   21,881,781
 ----------------------------------------------------------------------------
  Portugal - 0.5%
   40,900 Banco Comercial Portugues SA (Banks)                      1,087,708
   10,100 Banco Espirito Santo SA (Banks)                             256,530
    9,700 Banco Mello SA (Banks)                                       90,811
 ----------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
Statement of Investments (continued)
August 31, 1999

  Shares    Description                                                   Value

 Common Stocks - (continued)
  Portugal - (continued)
      3,400 Banco Port Atlan* (Banks)                               $     51,289
     24,800 BPI-SGPS SA (Banks)                                          498,721
                                                                    ------------
                                                                       1,985,059
 -------------------------------------------------------------------------------
  Singapore - 5.6%
    543,000 Acma Ltd. (Telecommunication)                                412,854
    174,000 City Developments (Real Estate)                            1,054,232
    872,000 Comfort Group Ltd. (Railroads)                               440,273
     26,000 Creative Technology Ltd. (Electrical Equipment)              257,915
    220,970 DBS Bank Ltd. (Banks)                                      2,533,247
    532,000 DBS Land (Real Estate)                                     1,213,472
    404,000 Hotel Properties Ltd. (Leisure)                              371,963
     68,000 Jurong Shipyard Ltd. (Machinery)                             306,980
    173,000 Keppel Corp. Ltd. (Multi-Industrial)                         560,053
    305,000 Marco Polo Development Ltd. (Real Estate)                    456,549
    242,000 Overseas Chinese Banking Corp.-- Alien Market (Banks)      1,696,228
     98,500 Overseas Union Bank Ltd. (Banks)                             514,880
    372,400 Singapore Airlines Ltd. (Airlines)                         3,495,052
     99,000 Singapore Press Holdings Ltd. (Publishing)                 1,646,570
    767,000 Singapore Technologies Engineering Ltd. (Machinery)          924,865
  1,607,700 Singapore Telecommunications Ltd. (Telecommunication)      2,855,375
    298,300 United Engineers (Construction)                              306,539
    615,000 United Industrial Corp. Ltd. (Real Estate)                   352,525
    373,700 United Overseas Bank (Banks)                               2,774,725
     32,000 Venture Manufacturing Ltd. (Electrical Equipment)            306,029
                                                                    ------------
                                                                      22,480,326
 -------------------------------------------------------------------------------
  Spain - 6.0%
     13,400 Acerinox SA (Steel)                                          441,557
     52,000 Argentaria Corp. Bancaria de Espana (Banks)                1,185,426
     63,600 Banco Bilbao Vizcaya SA (Banks)                              849,064
    233,600 Banco Santander Central Hispano SA (Banks)                 2,350,051
     14,100 Compania Espanola de Petroleos SA (Energy Resources)         170,337
      8,800 Corporacion Financiera Alba SA (Multi-Industrial)            258,048
    103,600 Dragados Y Construcciones SA (Construction)                1,270,185
    224,400 Endesa SA (Electrical Utilities)                           4,510,247
     13,500 Fomento de Construcciones y Contratas SA
            (Construction)                                               799,020
      5,700 Gas Natural SDG SA (Gas Utilities)                           134,825
     40,900 Iberdrola SA (Utilities)                                     589,716
 -------------------------------------------------------------------------------

  Shares  Description                                                 Value

 Common Stocks - (continued)
  Spain - (continued)
  185,950 Repsol SA (Energy Resources)                          $  3,886,933
  339,103 Telefonica de Espana SA * (Telecommunication)            5,416,672
  161,100 Union Electric Fenosa (Utilities)                        2,300,664
                                                                ------------
                                                                  24,162,745
 ---------------------------------------------------------------------------
  Sweden - 2.9%
  114,900 Electrolux AB (Appliance)                                2,316,701
  111,100 Ericsson Telecommunications Series B (Electrical
          Equipment)                                               3,589,530
    8,180 Esselte Series B (Business Services)                        69,053
   17,400 Hennes & Mauritz AB Series B (Merchandising)               440,653
   15,600 Mo och Domsjoe AB Series B (Paper)                         477,493
   18,100 Scania AB Series B (Machinery)                             682,625
   64,300 Skandinaviska Enskilda Banken Series A (Banks)             667,758
  156,650 Svenska Handelsbanken Series A (Banks)                   2,178,601
    6,700 Volvo AB Series A (Auto)                                   189,208
   39,207 Volvo AB Series B (Auto)                                 1,100,063
                                                                ------------
                                                                  11,711,685
 ---------------------------------------------------------------------------
  Switzerland - 5.9%
      356 Alusuisse-Lonza Group Ltd. (Multi-Industrial)              423,613
    1,879 Baloise Holdings (Insurance)                             1,573,804
      995 Compagnie Financiere Richemont AG Class A (Multi-
          Industrial)                                              1,894,361
    3,712 Credit Suisse Group (Banks)                                701,813
    3,215 George Fischer AG (Machinery)                              988,283
      281 Jelmoli Holding AG (Merchandising)                         285,142
      320 Movenpick Holdings (Leisure)                               141,733
    1,993 Nestle SA (Food & Beverage)                              3,939,360
    2,778 Novartis AG (Health)                                     4,003,464
       90 Pargesa Holding AG (Financial Services)                    142,791
       36 Roche Holding AG--CHF 100 (Health)                         642,559
      301 Roche Holding AG--Genussheine NPV (Health)               3,486,164
      205 Schindler Holdings AG (Machinery)                          332,022
      418 Schindler Holdings AG--PTG Certificates (Machinery)        637,763
    1,485 Schw Ruckversicher (Insurance)                           2,900,889
    2,423 Valora Holding AG (Merchandising)                          611,877
    1,703 Zurich Allied AG (Insurance)                             1,000,838
                                                                ------------
                                                                  23,706,476
 ---------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $355,012,667)                                           $396,532,015
 ---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

  Shares Description            Value

 Preferred Stocks - 0.0%
  Germany -
   0.0%
  3,050  Rheinmetall AG
         (Defense/Aerospace)  $ 48,558
 -------------------------------------
  Italy - 0.0%
  5,075  IFI Instituto
         Finanziario (Multi-
         Industrial)           133,678
 -------------------------------------
  TOTAL PREFERRED STOCKS
  (Cost $223,137)             $182,236
 -------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
 Short-Term Obligation - 0.5%
  Federal Home Loan Mortgage Corp.+
  $2,000,000            5.12%                        10/05/1999                     $  1,990,433
 -----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (Cost $1,990,433)                                                                 $  1,990,433
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $357,226,237)                                                               $398,704,684
 -----------------------------------------------------------------------------------------------

 * Non-income producing security.
 # This security is issued with a zero-coupon. The interest rate disclosed for this security represents effective yield to maturity.
 + A portion of this security is segregated as collateral for initial margin requirement on Futures transactions.

                                     Percentage of
                                    Total Net Assets
 Common and Preferred Stock Industry Classifications
  Airlines                                 1.2%
  Appliance                                2.5
  Auto                                     5.5
  Banks                                   15.8
  Broadcasting                             0.5
  Business Services                        2.6
  Chemical                                 2.1
  Computer Hardware                        1.1
  Construction                             3.7
  Defense/Aerospace                        0.4
  Electrical Equipment                     4.7
  Electrical Utilities                     3.1
  Energy Resources                         6.2
  Financial Services                       3.2
  Food & Beverage                          2.0
  Gas Utilities                            0.0
  Health                                   7.9
  Industrial Services                      0.1
  Insurance                                5.7
  Leisure                                  0.3
  Machinery                                2.4
  Media                                    0.0
  Merchandising                            2.5
  Multi-Industrial                         2.4
  Nonferrous Metals                        0.4
  Paper                                    0.7
  Publishing                               0.4
  Railroads                                1.6
  Real Estate                              1.8
  Ship Transportation                      0.4
  Specialty Retail                         0.4
  Steel                                    0.4
  Telecommunication                       13.3
  Tobacco                                  0.8
  Utilities                                2.6
  Wholesale                                0.5
 ---------------------------------------------------
  TOTAL COMMON AND PREFERRED STOCK        99.2%
 ---------------------------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Statements of Assets and Liabilities
August 31, 1999

                                                                  CORE U.S.
                                                                 Equity Fund
 Assets:

  Investment in securities, at value (identified cost
  $954,461,619, $739,325,430, $128,172,813, $299,494,782 and
  $357,226,237, respectively)                                   $1,213,653,217
  Cash, at value(b)                                                  1,262,143
  Receivables:
  Dividends and interest, at value                                   1,498,809
  Fund shares sold                                                   4,206,938
  Variation margin                                                         --
  Reimbursement from investment adviser                                 79,868
  Other assets                                                          43,817
 -----------------------------------------------------------------------------
  Total assets                                                   1,220,744,792
 -----------------------------------------------------------------------------

 Liabilities:

  Payables:
  Fund shares repurchased                                              901,001
  Amounts owed to affiliates                                         1,300,526
  Variation margin                                                       4,700
  Accrued expenses and other liabilities, at value                     111,274
 -----------------------------------------------------------------------------
  Total liabilities                                                  2,317,501
 -----------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                  839,411,583
  Accumulated undistributed net investment income                      804,328
  Accumulated net realized gain (loss) on investment, futures
  and foreign currency related transactions                        119,046,115
  Net unrealized gain on investments, futures and translation
  of assets and liabilities denominated in foreign currencies      259,165,265
 -----------------------------------------------------------------------------
  NET ASSETS                                                    $1,218,427,291
 -----------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
   Class A                                                              $34.21
   Class B                                                              $33.56
   Class C                                                              $33.46
   Institutional                                                        $34.61
   Service                                                              $34.05
 -----------------------------------------------------------------------------
  Shares outstanding:
   Class A                                                          17,954,472
   Class B                                                           6,378,289
   Class C                                                           1,295,997
   Institutional                                                     9,691,645
   Service                                                             328,989
 -----------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number
  of shares authorized)                                             35,649,392
 -----------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares of CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity is $36.20, $18.01, $10.83, $11.16 and $11.50, respectively. At redemp-
     tion, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
 (b) Includes restricted cash of $1,000,000, $840,000 and $730,000, respec-tively for CORE U.S. Equity, CORE Large Cap Growth and CORE Large Cap Value relating to initial margin requirements on futures transaction.
The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

  CORE Large Cap      CORE Small Cap       CORE Large Cap       CORE International
    Growth Fund        Equity Fund           Value Fund            Equity Fund


    $868,081,737       $135,581,534         $300,907,051           $398,704,684
       1,100,045            138,210              871,140                170,410
         394,311            150,437              562,628                699,211
       3,531,077            343,489            1,183,792                513,940
             --               6,038                  --                     --
          93,491             80,885               75,161                 66,216
          16,168              7,958               11,674                390,148
 ---------------------------------------------------------------------------------
     873,216,829        136,308,551          303,611,446            400,544,609
 ---------------------------------------------------------------------------------


       1,277,379            711,057              153,665                142,388
         801,680            141,779              218,553                375,052
          68,112                --                 7,662                 19,348
          43,857            113,239              110,643                201,760
 ---------------------------------------------------------------------------------
       2,191,028            966,075              490,523                738,548
 ---------------------------------------------------------------------------------


     737,567,028        135,129,996          297,783,487            352,664,249
             --                 --               478,248              2,637,600
       4,870,886         (7,201,585)           3,465,457              2,990,037
     128,587,887          7,414,065            1,393,731             41,514,175
 ---------------------------------------------------------------------------------
    $871,025,801       $135,342,476         $303,120,923           $399,806,061
 ---------------------------------------------------------------------------------
          $17.02             $10.23               $10.55                 $10.87
          $16.75             $10.09               $10.50                 $10.81
          $16.75             $10.10               $10.51                 $10.82
          $17.10             $10.30               $10.55                 $11.00
          $16.95             $10.22               $10.55                 $10.93
 ---------------------------------------------------------------------------------
      17,671,442          5,146,281            8,633,441             10,530,336
      10,842,024          1,358,479            1,377,281                848,293
       4,507,009            620,920              764,208                454,208
      18,166,722          6,082,226           17,965,455             24,651,243
         148,098              6,243                1,253                    715
 ---------------------------------------------------------------------------------
      51,335,295         13,214,149           28,741,638             36,484,795
 ---------------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Statements of Operations
For the Seven-Month Period Ended August 31, 1999

                                                                    CORE U.S.
                                                                   Equity Fund
  Investment income:
  Dividends(a)                                                    $   8,477,941
  Interest                                                              504,234
 ------------------------------------------------------------------------------
  Total income                                                        8,982,175
 ------------------------------------------------------------------------------
  Expenses:
  Management fees                                                     5,212,778
  Distribution and service fees(b)                                    2,231,754
  Transfer agent fees(b)                                              1,018,447
  Custodian fees                                                        112,034
  Registration fees                                                      96,553
  Printing fees                                                          80,359
  Professional fees                                                      38,456
  Trustee fees                                                            6,426
  Service share fees                                                     34,586
  Other                                                                  34,541
 ------------------------------------------------------------------------------
  Total expenses                                                      8,865,934
 ------------------------------------------------------------------------------
  Less -- expenses reimbursed and fees waived                         (688,087)
 ------------------------------------------------------------------------------
  Net expenses                                                        8,177,847
 ------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                          804,328
 ------------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:
  Net realized gain (loss) from:
  Investment transactions                                           107,390,321
  Futures transactions                                                  547,400
  Foreign currency related transactions                                      --
  Net change in unrealized gain (loss) on:
  Investments                                                      (66,419,570)
  Futures                                                             (757,943)
  Translation of assets and liabilities denominated in foreign
  currencies                                                                 --
 ------------------------------------------------------------------------------
  Net realized and unrealized gain on investment, futures, and
  foreign currency related transactions                              40,760,208
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $  41,564,536
 ------------------------------------------------------------------------------

 (a) For the CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds, taxes withheld on dividends were $188,196, $85,193, $7,443, and $756,799, respectively.
 (b) Class-specific distribution and service and transfer agent fees were as follows:

                             Distribution and Service
                                       fees                           Transfer Agent fees
                           ---------------------------- -----------------------------------------------
                           Class A   Class B   Class C  Class A  Class B  Class C Institutional Service
                           -------- ---------- -------- -------- -------- ------- ------------- -------
   CORE U.S. Equity Fund   $901,485 $1,115,835 $214,434 $685,129 $212,009 $40,742       $77,800  $2,767
   CORE Large Cap Growth
   Fund                     366,944    858,809  343,654  278,878  163,174  65,294        68,733     511
   CORE Small Cap Equity
   Fund                      84,036     80,244   34,375   63,867   15,246   6,531        14,387      14
   CORE Large Cap Value
   Fund                      88,576     40,251   23,517   67,318    7,648   4,468        41,227       1
   CORE International Eq-
   uity Fund                321,043     47,034   25,018  121,996    8,936   4,753        62,671       2

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

   CORE Large Cap     CORE Small Cap      CORE Large Cap      CORE International
    Growth Fund        Equity Fund          Value Fund           Equity Fund

      $ 3,489,915       $    940,243         $ 2,534,169            $  5,529,675
          640,310             46,896             254,574                  48,544
 --------------------------------------------------------------------------------
        4,130,225            987,139           2,788,743               5,578,219
 --------------------------------------------------------------------------------
        3,300,995            689,175             869,263               1,938,801
        1,569,407            198,655             152,344                 393,095
          576,590            100,045             120,662                 198,358
           78,061             68,779              78,440                 333,972
          114,096             91,643              52,789                  76,842
           80,207             85,213              57,431                  32,313
           39,551             37,516              40,096                  46,483
            6,426              6,426               4,664                   6,074
            6,385                176                  13                      20
           23,069             21,408              11,667                  10,405
 --------------------------------------------------------------------------------
        5,794,787          1,299,036           1,387,369               3,036,363
 --------------------------------------------------------------------------------
         (984,006)          (275,311)           (239,291)               (223,253)
 --------------------------------------------------------------------------------
        4,810,781          1,023,725           1,148,078               2,813,110
 --------------------------------------------------------------------------------
         (680,556)           (36,586)          1,640,665               2,765,109
 --------------------------------------------------------------------------------
       19,998,250         12,409,919           2,862,192              11,051,910
        2,319,152           (296,710)            636,227                 918,205
               --                 --                  --                (179,050)
       21,430,691        (11,427,160)          1,522,840              19,565,749
         (638,509)            25,644             (19,531)                 (3,516)
               --                 --                  --                   3,536
 --------------------------------------------------------------------------------
       43,109,584            711,693           5,001,728              31,356,834
 --------------------------------------------------------------------------------
     $ 42,429,028       $    675,107         $ 6,642,393            $ 34,121,943
 --------------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Statements of Changes in Net Assets
For the Seven-Month Period Ended August 31, 1999

                                                                  CORE U.S.
                                                                 Equity Fund
  From operations:
  Net investment income (loss)                                  $      804,328
  Net realized gain from investment, futures and foreign
  currency related transactions                                    107,937,721
  Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in
  foreign currencies                                               (67,177,513)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from operations              41,564,536
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
   Class A shares                                                           --
   Class B shares                                                           --
   Class C shares                                                           --
   Institutional shares                                                     --
   Service shares                                                           --
 ------------------------------------------------------------------------------
  Total distributions to shareholders                                       --
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                    319,448,902
  Reinvestment of dividends and distributions                               --
  Cost of shares repurchased                                      (246,210,936)
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from share
  transactions                                                      73,237,966
 ------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)                                        114,802,502
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of period                                            1,103,624,789
 ------------------------------------------------------------------------------
  End of period                                                 $1,218,427,291
 ------------------------------------------------------------------------------
  Accumulated undistributed net investment income               $      804,328
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

    CORE Large Cap     CORE Small Cap    CORE Large Cap    CORE International
     Growth Fund        Equity Fund        Value Fund         Equity Fund
     $    (680,556)      $    (36,586)    $   1,640,665         $   2,765,109
        22,317,402         12,113,209         3,498,419            11,791,065
        20,792,182        (11,401,516)        1,503,309            19,565,769
 -----------------------------------------------------------------------------
        42,429,028            675,107         6,642,393            34,121,943
 -----------------------------------------------------------------------------
               --                  --          (229,621)               (2,101)
               --                  --           (19,258)                   --
               --                  --            (7,228)                   --
               --                  --          (950,208)                   --
               --                  --                (5)                   --
 -----------------------------------------------------------------------------
               --                  --        (1,206,320)               (2,101)
 -----------------------------------------------------------------------------
       351,963,413         32,163,634       299,579,334            76,300,041
                --                 --           301,711                 2,066
      (127,065,442)       (46,364,918)      (62,866,712)         (112,849,452)
 -----------------------------------------------------------------------------
       224,897,971        (14,201,284)      237,014,333           (36,547,345)
 -----------------------------------------------------------------------------
       267,326,999        (13,526,177)      242,450,406            (2,427,503)
 -----------------------------------------------------------------------------
       603,698,802        148,868,653        60,670,517           402,233,564
 -----------------------------------------------------------------------------
     $ 871,025,801       $135,342,476     $ 303,120,923         $ 399,806,061
 -----------------------------------------------------------------------------
     $          --       $         --     $     478,248         $   2,637,600
 -----------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Statements of Changes in Net Assets
For the Year Ended January 31, 1999

                                                                  CORE U.S.
                                                                 Equity Fund
  From operations:
  Net investment income (loss)                                  $    2,036,756
  Net realized gain (loss) from investment, futures and
  foreign currency related transactions                             27,478,562
  Net change in unrealized gain (loss) on investments, futures
  and foreign currency related transactions                        176,422,425
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
  operations                                                       205,937,743
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
  Class A shares                                                      (627,909)
  Class B shares                                                            --
  Class C shares                                                            --
  Institutional shares                                              (1,448,951)
  Service shares                                                       (34,929)
  In excess of net investment income
  Class A shares                                                      (111,425)
  Class B shares                                                            --
  Class C shares                                                            --
  Institutional shares                                                (257,121)
  Service shares                                                        (6,198)
  From net realized gain on investment, futures and foreign
  currency related transactions
  Class A shares                                                   (10,973,418)
  Class B shares                                                    (2,631,225)
  Class C shares                                                      (453,366)
  Institutional shares                                              (6,196,732)
  Service shares                                                      (222,218)
 ------------------------------------------------------------------------------
  Total distributions to shareholders                              (22,963,492)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                    472,932,540
  Reinvestment of dividends and distributions                       21,759,127
  Cost of shares repurchased                                      (248,643,259)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from share transactions     246,048,408
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                                   429,022,659
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of year                                                674,602,130
 ------------------------------------------------------------------------------
  End of year                                                   $1,103,624,789
 ------------------------------------------------------------------------------
  Accumulated undistributed (distributions in excess of) net
  investment income                                             $           --
 ------------------------------------------------------------------------------

 (a) Commencement date of operations was December 31, 1998 for all share clas-ses.
The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

    CORE Large Cap     CORE Small Cap    CORE Large Cap    CORE International
     Growth Fund        Equity Fund        Value Fund(a)      Equity Fund
     $     (15,644)      $    173,270       $    37,422         $   1,407,352
       (16,923,839)       (18,927,424)          (32,964)           (8,586,417)
       102,776,431         18,052,638          (109,578)           21,848,298
 -----------------------------------------------------------------------------
        85,836,948           (701,516)         (105,120)           14,669,233
 -----------------------------------------------------------------------------
               --             (47,356)               --              (250,453)
               --                  --                --                    --
               --                  --                --                    --
               --            (125,897)               --              (808,555)
               --                 (17)               --                   (35)
               --              (6,981)               --                    --
               --                  --                --                    --
               --                  --                --                    --
         (125,793)            (18,557)               --                    --
             (218)                 (3)               --                    --
          (10,120)                 --                --                    --
           (4,694)                 --                --                    --
           (1,573)                 --                --                    --
          (12,174)                 --                --                    --
              (85)                 --                --                    --
 -----------------------------------------------------------------------------
         (154,657)           (198,811)               --            (1,059,043)
 -----------------------------------------------------------------------------
       502,793,514        153,543,862        62,186,814           470,437,011
            57,232             80,120                --               288,383
       (61,380,388)       (36,515,377)       (1,411,177)         (111,237,527)
 -----------------------------------------------------------------------------
       441,470,358        117,108,605        60,775,637           359,487,867
 -----------------------------------------------------------------------------
       527,152,649        116,208,278        60,670,517           373,098,057
 -----------------------------------------------------------------------------
        76,546,153         32,660,375                --            29,135,507
 -----------------------------------------------------------------------------
     $ 603,698,802       $148,868,653       $60,670,517         $ 402,233,564
 -----------------------------------------------------------------------------
     $    (158,558)      $    (61,646)      $    37,422         $    (153,510)
 -----------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund, CORE Large Cap Value Fund and the CORE International Equity Fund, collectively the "Funds" or individu-ally a "Fund". Each Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Funds. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Funds from January 31 to August 31. Accordingly, the financial statements of the Funds are presented for the seven-month period ended August 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by an independent pricing services, broker / dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust's Board of Trustees.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

 D. Forward Foreign Currency Exchange Contracts -- The CORE International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio posi-tions. The CORE International Equity Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inabil-ity of counterparties to meet the terms of their contracts and from unantici-pated movements in the value of a foreign currency relative to the U.S. dollar.

 E. Option Accounting Principles -- When the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds en-ter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a pur-chased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

 F. Segregation Transactions -- The Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liq-uid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 G. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are generally allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service plans. Share-holders of Service shares bear all expenses and fees paid to service organi-zations. Each class of shares of the Funds separately bears its respective class-specific transfer agency fees.

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 1999

 H. Federal Taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of each Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   The CORE Small Cap Equity Fund has approximately $6,229,000 at August 31, 1999, (the Funds' tax year-end) of capital loss carryforward expiring in 2006 for Federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable law or reg-ulations.
   At August 31, 1999, the Funds' aggregate unrealized gains and losses based on cost for federal income tax purposes were as follows:

                       Tax           Gross           Gross       Net Unrealized
 Fund                  Cost     Unrealized Gain Unrealized Loss       Gain
 ------------------------------------------------------------------------------
 CORE U.S. Equity  $955,624,468    $288,195,962    $(30,167,213)   $258,028,749
 ------------------------------------------------------------------------------
 CORE Large Cap
Growth              739,371,161     155,297,694     (26,587,118)    128,710,576
 ------------------------------------------------------------------------------
 CORE Small Cap
Equity              129,139,677      19,348,820     (12,906,963)      6,441,857
 ------------------------------------------------------------------------------
 CORE Large Cap
Value               299,612,333      17,144,758     (15,850,040)      1,294,718
 ------------------------------------------------------------------------------
 CORE Interna-
tional Equity       357,922,824      51,010,803     (10,228,943)     40,781,860
 ------------------------------------------------------------------------------

 3. AGREEMENTS

   Pursuant to Investment Management Agreements ("the Agreements"), Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE Interna-tional Equity Fund and Goldman Sachs Funds Management, L.P. ("GSFM"), an af-filiate of Goldman Sachs, serves as the investment adviser to CORE U.S. Equity Fund. Under the Agreements, the respective adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios. As compensation for the services rendered pursuant to the Agree-ments, the assumption of the expenses related thereto and administering the Funds' business affairs, including providing facilities, the respective ad-viser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .75%, .75%, .85%, .60% and .85% of the average daily net assets of CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds, respectively. For the period ended August 31, 1999, the advisers for CORE U.S. Equity and CORE Large Cap Growth have voluntarily agreed to waive a portion of their management fee equal annually to .05% and .15%, respectively, of each Fund's average daily net assets. The advisers may discontinue or modify these waivers in the fu-ture at their discretion.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
   Each adviser has voluntarily agreed to limit certain "Other Expenses" for the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE
 Large Cap Value and CORE International Equity Funds (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, indemnification costs and extraor-dinary expenses), to the extent such expenses exceed, on an annual basis, .00%, .00%, .04%, .00%, and .12% of the average daily net assets of the funds, respectively.
   The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from each Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25% (.50% for CORE International Equity), 1.00% and 1.00% of the Funds' average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Funds pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charge and has advised the Funds that it retained approximately $248,000, $210,000, $26,000, $47,000 and $21,000 during the period ended August 31, 1999 for the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds, respectively.
   Goldman Sachs also serves as the transfer agent of the Funds for a fee.
 Fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: .19% of the average daily net as-sets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service shares.
   The Trust, on behalf of each Fund, has adopted a Service Plan. This plan allows for Service shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on a annualized basis), of the average daily net asset value of the Service shares.
   For the period ended August 31, 1999, the Funds' advisers have voluntarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):

 Fund                    Management Fees Waiver Reimbursement Total Waivers and Reimbursement
 --------------------------------------------------------------------------------------------
 CORE U.S. Equity                 $347              $341                   $688
 --------------------------------------------------------------------------------------------
 CORE Large Cap Growth            660                324                    984
 --------------------------------------------------------------------------------------------
 CORE Small Cap Equity             --                275                    275
 --------------------------------------------------------------------------------------------
 CORE Large Cap Value              --                239                    239
 --------------------------------------------------------------------------------------------
 CORE International Eq-
uity                               --                223                    223
 --------------------------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 1999
 At August 31, 1999, the amounts owed to affiliates were as follows (in thou-sands):

                             Management     Distribution      Transfer
 Fund                           Fees      and Service Fees   Agent Fees   Total
 -------------------------------------------------------------------------------
 CORE U.S. Equity                  $727               $347         $227   $1,301
 -------------------------------------------------------------------------------
 CORE Large Cap Growth              432                272           98      802
 -------------------------------------------------------------------------------
 CORE Small Cap Equity               99                 29           14      142
 -------------------------------------------------------------------------------
 CORE Large Cap Value               156                 38           25      219
 -------------------------------------------------------------------------------
 CORE International Equity          285                 60           30      375
 -------------------------------------------------------------------------------

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments, futures and options) for the period ended August 31, 1999, were as follows:

 Fund                                 Purchases                     Sales or Maturities
 --------------------------------------------------------------------------------------
 CORE U.S. Equity                    $592,318,250                          $487,142,120
 --------------------------------------------------------------------------------------
 CORE Large Cap Growth                474,330,442                           239,077,147
 --------------------------------------------------------------------------------------
 CORE Small Cap Equity                 71,726,971                            82,445,566
 --------------------------------------------------------------------------------------
 CORE Large Cap Value                 318,279,705                            82,548,436
 --------------------------------------------------------------------------------------
 CORE International Equity            250,079,310                           277,435,318
 --------------------------------------------------------------------------------------

   For the period ended August 31, 1999, Goldman Sachs earned approximately $5,000, $5,000, $700 and $1,800 of brokerage commissions from portfolio transactions executed on behalf of the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE Large Cap Value Funds, respectively.
   The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to in-crease total return. Upon entering into a futures contract, the Funds are re-quired to deposit with a broker or the Fund's custodian bank an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Funds, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Opera-tions.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds' strategies and potentially result in a loss. At August 31, 1999, open futures contracts were as follows:

                                              Number of
                                              Contracts   Settlement     Market    Unrealized
 Fund                            Type           Long        Month         Value    Gain (Loss)
 ---------------------------------------------------------------------------------------------
 CORE U.S. Equity Fund      S&P 500 Index         3     September 1999 $   989,850  $ (26,333)
 ---------------------------------------------------------------------------------------------
 CORE Large Cap Growth
Fund                        S&P 500 Index        44     September 1999 $14,517,800  $(168,420)
 ---------------------------------------------------------------------------------------------
 CORE Small Cap Equity
Fund                      Russell 2000 Index      5     September 1999 $ 1,071,000  $   5,344
 ---------------------------------------------------------------------------------------------
 CORE Large Cap Value
Fund                        S&P 500 Index         5     September 1999 $ 1,649,750  $ (18,538)
 ---------------------------------------------------------------------------------------------
 CORE International Eq-
uity Fund                   FTSE 100 Index        8     September 1999 $   802,405  $   3,107
                         All Ordinaries Index     2     September 1999      94,324     (4,989)
                          CAC-40-10EU Index       7     September 1999     340,776      2,516
                            IBEX 35 Index         2     September 1999     207,804       (287)
                           Hang Seng Index        1     September 1999      87,638       (936)
                             TOPIX Index          6     September 1999     805,872     28,247
                             MIB 30 Index         1     September 1999     178,438     (2,337)
                              DAX Index           3     September 1999     419,583      8,171
                                                                       ---------------------
                                                                       $ 2,936,840  $  33,492
 ---------------------------------------------------------------------------------------------

 5. LINE OF CREDIT FACILITY

 The Funds participated in a $250,000,000 uncommitted and a $50,000,000 com-mitted, unsecured revolving line of credit facility which was terminated on April 30, 1999. Effective April 30, 1999, the Funds now participate in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Funds did not have any borrowings under any of these facilities.

 6. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at each Fund's custodian.

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 1999
 7. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Funds, together with other registered investment companies having manage-ment agreements with GSAM and GSFM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At August 31, 1999, the CORE Large Cap Growth, CORE Small Cap Equity and CORE Large Cap Value Funds had undivided interests in the repurchase agree-ments in the joint account which equaled $13,600,000, $1,100,000 and $800,000, respectively, in principal amount. At August 31, 1999, the follow-ing repurchase agreements held in this joint account were fully collateral-ized by Federal Agency obligations:

                                        Principal    Interest   Maturity    Amortized
        Repurchase Agreements             Amount       Rate       Date         Cost
 ---------------------------------------------------------------------------------------
 Banc of America Securities LLC       $1,300,000,000     5.52% 09/01/1999 $1,300,000,000
 ---------------------------------------------------------------------------------------
 Bear Stearns & Co., Inc.                300,000,000     5.51  09/01/1999    300,000,000
 ---------------------------------------------------------------------------------------
 Deutsche Bank Securities Inc.         1,006,800,000     5.50  09/01/1999  1,006,800,000
 ---------------------------------------------------------------------------------------
 Lehman Brothers, Inc.                   300,000,000     5.65  09/01/1999    300,000,000
 ---------------------------------------------------------------------------------------
 Salomon Smith Barney Holdings, Inc.     200,000,000     5.50  09/01/1999    200,000,000
 ---------------------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                                 $3,106,800,000
 ---------------------------------------------------------------------------------------

 8. OTHER MATTERS

 As of August 31, 1999, Goldman, Sachs & Co. Profit Sharing Master Trust was the beneficial owner of approximately 13% of the outstanding shares of the CORE U.S. Equity Fund. In addition, the following Goldman Sachs Asset Alloca-tion Portfolios were beneficial owners of the Funds (as a percentage of out-standing shares):

                              Goldman Sachs       Goldman Sachs     Goldman Sachs     Goldman Sachs    Goldman Sachs
                          Conservative Strategy Balanced Strategy Growth and Income  Growth Strategy Aggressive Growth
  Fund                          Portfolio           Portfolio     Strategy Portfolio    Portfolio    Strategy Portfolio
 ----------------------------------------------------------------------------------------------------------------------
  CORE Large Cap Growth            0.1%                1.0%               7.3%             6.3%              2.9%
 ----------------------------------------------------------------------------------------------------------------------
  CORE Small Cap Equity             --                 1.3               11.9             10.4               5.5
 ----------------------------------------------------------------------------------------------------------------------
  CORE Large Cap Value             0.5                 2.9               20.8             21.0              10.2
 ----------------------------------------------------------------------------------------------------------------------
  CORE International Eq-
  uity                              --                 5.2               23.7             21.3               9.3
 ----------------------------------------------------------------------------------------------------------------------

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

 9. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the CORE Large Cap Growth Fund reclassified $838,413 from paid-in capital and $701 from accumulated net re-alized gain on investment and futures transactions to accumulated undistrib-uted net investment income. CORE Small Cap Equity reclassified $98,232 from paid-in capital to accumulated undistributed net investment income. CORE Large Cap Value reclassified $2 from accumulated undistributed net investment income to accumulated net realized gain on investment and futures transac-tions, and $6,483 from paid-in capital to accumulated undistributed net in-vestment income. CORE International Equity Fund reclassified $28,102 and $433 from accumulated net realized gain on investment, futures and foreign cur-rency related transactions to accumulated undistributed net investment income and paid-in capital, respectively. These reclassifications have no impact on the net asset values of each Fund and are designed to present each Fund's capital accounts on a tax basis.


  Goldman Sachs Trust -- CORE Equity Funds -- Tax Information (unaudited)

    During the tax year ended August 31, 1999, 53.80% of the ordi-nary income dividends paid by the CORE Large Cap Value Fund, qual-ify for the dividends received deduction available for corporations.

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 1999
 10. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the seven-month period ended August 31, 1999, is as fol-lows:

                                             CORE U.S. Equity Fund
                                         -----------------------------
                                                Shares      Dollars
                                         -----------------------------
 Class A Shares
 Shares sold                                   4,480,478  $152,209,945
 Reinvestment of dividends and distributions          --            --
 Shares repurchased                           (4,885,988) (165,197,641)
                                         -----------------------------
                                                (405,510)  (12,987,696)
 ---------------------------------------------------------------------
 Class B Shares
 Shares sold                                   2,114,834    70,617,885
 Reinvestment of dividends and distributions          --            --
 Shares repurchased                             (424,409)  (14,199,866)
                                         -----------------------------
                                               1,690,425    56,418,019
 ---------------------------------------------------------------------
 Class C Shares
 Shares sold                                     622,703    20,790,097
 Reinvestment of dividends and distributions          --            --
 Shares repurchased                             (157,393)   (5,321,657)
                                         -----------------------------
                                                 465,310    15,468,440
 ----------------------------------------------------------------------
 Institutional Shares
 Shares sold                                   2,156,813    74,023,816
 Reinvestment of dividends and distributions          --            --
 Shares repurchased                           (1,693,849)  (58,817,319)
                                         -----------------------------
                                                 462,964    15,206,497
 ----------------------------------------------------------------------
 Service Shares
 Shares sold                                      53,313     1,807,159
 Reinvestment of dividends and distributions          --            --
 Shares repurchased                              (77,444)   (2,674,453)
                                         -----------------------------
                                                 (24,131)     (867,294)
 ---------------------------------------------------------------------
 NET INCREASE (DECREASE)                       2,189,058  $ 73,237,966
 ---------------------------------------------------------------------

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

                                                               CORE Large Cap Value
  CORE Large Cap Growth Fund    CORE Small Cap Equity Fund             Fund             CORE International Equity Fund
 ------------------------------------------------------------------------------------------------------------------------
    Shares         Dollars         Shares        Dollars        Shares      Dollars         Shares          Dollars
 ------------------------------------------------------------------------------------------------------------------------
   10,470,228   $  170,184,476     1,258,148  $   13,030,383   9,581,268  $104,106,541       4,236,762  $     43,587,990
           --               --            --              --      20,832       227,047             193             2,066
   (3,654,092)     (60,336,764)   (2,417,812)    (24,600,070) (1,624,984)  (18,072,273)     (4,760,025)      (49,081,701)
 ------------------------------------------------------------------------------------------------------------------------
    6,816,136      109,847,712    (1,159,664)    (11,569,687)  7,977,116    86,261,315        (523,070)       (5,491,645)
 ------------------------------------------------------------------------------------------------------------------------
    5,780,900       93,035,450       301,937       3,002,544   1,385,917    15,120,099         209,022         2,180,794
           --               --            --              --       1,345        14,579              --                --
     (801,603)     (12,987,080)     (473,346)     (4,654,066)    (43,481)     (468,504)       (104,302)       (1,068,660)
 ------------------------------------------------------------------------------------------------------------------------
    4,979,297       80,048,370      (171,409)     (1,651,522)  1,343,781    14,666,174         104,720         1,112,134
 ------------------------------------------------------------------------------------------------------------------------
    2,791,478       45,140,043       159,684       1,608,796     751,112     8,221,628         495,659         5,019,291
           --               --            --              --         610         6,613              --                --
     (604,096)      (9,757,233)     (189,207)     (1,825,005)    (13,955)     (152,653)       (417,071)       (4,248,461)
 ------------------------------------------------------------------------------------------------------------------------
    2,187,382       35,382,810       (29,523)       (216,209)    737,767     8,075,588          78,588           770,830
 ------------------------------------------------------------------------------------------------------------------------
    2,587,072       42,841,502     1,430,824      14,494,462  16,847,196   172,118,566       2,418,684        25,505,971
           --               --            --              --       4,958        53,468              --                --
   (2,662,983)     (43,943,062)   (1,498,950)    (15,266,801) (4,143,528)  (44,173,282)     (5,665,112)      (58,430,254)
 ------------------------------------------------------------------------------------------------------------------------
      (75,911)      (1,101,560)      (68,126)       (772,339) 12,708,626   127,998,752      (3,246,428)      (32,924,283)
 ------------------------------------------------------------------------------------------------------------------------
       47,403          761,942         2,880          27,449       1,092        12,500             553             5,995
           --               --            --              --           1             4              --                --
       (2,545)         (41,303)       (1,987)        (18,976)         --            --          (2,003)          (20,376)
 ------------------------------------------------------------------------------------------------------------------------
       44,858          720,639           893           8,473       1,093        12,504          (1,450)          (14,381)
 ------------------------------------------------------------------------------------------------------------------------
   13,951,762   $  224,897,971    (1,427,829) $  (14,201,284) 22,768,383  $237,014,333      (3,587,640) $    (36,547,345)
 ------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 1999
 11. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the year ended January 31, 1999, is as follows:

                                               CORE U.S. Equity Fund
                                                   ---------------------
                                                Shares       Dollars
                                                   ---------------------
 Class A Shares
 Shares sold                                   8,753,952  $ 259,032,390
 Reinvestment of dividends and distributions     381,760     11,200,848
 Shares repurchased                           (5,761,134)  (166,304,148)
                                                   ---------------------
                                               3,374,578    103,929,090
 -----------------------------------------------------------------------
 Class B Shares
 Shares sold                                   2,857,310     83,492,448
 Reinvestment of dividends and distributions      83,374      2,414,741
 Shares repurchased                             (501,968)   (14,454,259)
                                                   ---------------------
                                               2,438,716     71,452,930
 -----------------------------------------------------------------------
 Class C Shares
 Shares sold                                     670,600     19,394,950
 Reinvestment of dividends and distributions      13,055        377,761
 Shares repurchased                              (91,806)    (2,614,971)
                                                   ---------------------
                                                 591,849     17,157,740
 -----------------------------------------------------------------------
 Institutional Shares
 Shares sold                                   3,495,701    106,922,172
 Reinvestment of dividends and distributions     252,278      7,502,432
 Shares repurchased                           (2,092,487)   (62,588,379)
                                                   ---------------------
                                               1,655,492     51,836,225
 -----------------------------------------------------------------------
 Service Shares
 Shares sold                                     138,492      4,090,580
 Reinvestment of dividends and distributions       8,981        263,345
 Shares repurchased                              (89,923)    (2,681,502)
                                                   ---------------------
                                                  57,550      1,672,423
 -----------------------------------------------------------------------
 NET INCREASE                                  8,118,185  $ 246,048,408
 -----------------------------------------------------------------------

 (a) Commencement date of operations was December 31, 1998 for all share clas-ses.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

                                                              CORE Large Cap Value
  CORE Large Cap Growth Fund    CORE Small Cap Equity Fund           Fund(a)          CORE International Equity Fund
 ----------------------------------------------------------------------------------------------------------------------
    Shares         Dollars         Shares        Dollars       Shares      Dollars        Shares          Dollars
 ----------------------------------------------------------------------------------------------------------------------
    8,392,008   $  114,907,937     6,683,657  $   62,993,476    659,370  $ 6,646,109      16,982,750  $    159,894,304
          775            9,734         5,387          51,508         --           --          25,532           247,660
   (2,029,343)     (26,663,301)   (1,432,586)    (14,382,982)    (3,045)     (30,471)     (6,723,268)      (65,336,060)
 ----------------------------------------------------------------------------------------------------------------------
    6,363,440       88,254,370     5,256,458      48,662,002    656,325    6,615,638      10,285,014        94,805,904
 ----------------------------------------------------------------------------------------------------------------------
    5,276,877       72,837,485       828,354       8,824,797     33,500      341,048         515,393         5,051,846
        1,075           13,374            --              --         --           --              --                --
     (577,338)      (7,608,153)     (241,316)     (2,380,103)        --           --         (67,362)         (640,971)
 ----------------------------------------------------------------------------------------------------------------------
    4,700,614       65,242,706       587,038       6,444,694     33,500      341,048         448,031         4,410,875
 ----------------------------------------------------------------------------------------------------------------------
    2,156,694       29,856,923       565,318       5,743,510     26,441      266,200         308,917         2,996,602
           93            1,154            --              --         --           --              --                --
     (183,652)      (2,472,936)     (156,900)     (1,557,935)        --           --        (107,735)       (1,051,525)
 ----------------------------------------------------------------------------------------------------------------------
    1,973,135       27,385,141       408,418       4,185,575     26,441      266,200         201,182         1,945,077
 ----------------------------------------------------------------------------------------------------------------------
   19,639,867      283,752,115     7,133,876      75,923,060  5,393,552   54,931,857      30,484,309       302,474,224
        2,288           32,678         2,982          28,592         --           --           4,168            40,723
   (1,788,450)     (24,482,623)   (1,837,364)    (18,190,952)  (136,723)  (1,380,706)     (4,511,270)      (44,208,971)
 ----------------------------------------------------------------------------------------------------------------------
   17,853,705      259,302,170     5,299,494      57,760,700  5,256,829   53,551,151      25,977,207       258,305,976
 ----------------------------------------------------------------------------------------------------------------------
      105,509        1,439,054         5,527          59,019        160        1,600           2,004            20,035
           21              292             2              20         --           --              --                --
      (11,909)        (153,375)         (339)         (3,405)        --           --              --                --
 ----------------------------------------------------------------------------------------------------------------------
       93,621        1,285,971         5,190          55,634        160        1,600           2,004            20,035
 ----------------------------------------------------------------------------------------------------------------------
   30,984,515   $  441,470,358    11,556,598  $  117,108,605  5,973,255  $60,775,637      36,913,438  $    359,487,867
 ----------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS CORE U.S. EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from
                                      investment operations(a)     Distributions to shareholders
                                      ------------------------- ------------------------------------
                            Net asset    Net                               In excess                 Net increase
                             value,   investment  Net realized   From net    of net                   (decrease)
                            beginning   income   and unrealized investment investment    From net    in net asset
                            of period   (loss)    gain (loss)     income     income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      $32.98     $ 0.03       $1.20        $   --     $   --       $   --        $ 1.23
  1999 - Class B Shares       32.50      (0.11)       1.17            --         --           --          1.06
  1999 - Class C Shares       32.40      (0.10)       1.16            --         --           --          1.06
  1999 - Institutional
  Shares                      33.29       0.11        1.21            --         --           --          1.32
  1999 - Service Shares       32.85       0.01        1.19            --         --           --          1.20

 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares       26.59       0.04        7.02         (0.03)     (0.01)       (0.63)         6.39
  1999 - Class B Shares       26.32      (0.10)       6.91            --         --        (0.63)         6.18
  1999 - Class C Shares       26.24      (0.10)       6.89            --         --        (0.63)         6.16
  1999 - Institutional
  Shares                      26.79       0.20        7.11         (0.15)     (0.03)       (0.63)         6.50
  1999 - Service Shares       26.53       0.06        7.01         (0.10)     (0.02)       (0.63)         6.32
 ----------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares       23.32       0.11        5.63         (0.12)        --        (2.35)         3.27
  1998 - Class B Shares       23.18       0.11        5.44            --      (0.06)       (2.35)         3.14
  1998 - Class C Shares
  (commenced August 15,
  1997)                       27.48       0.03        1.22            --      (0.14)       (2.35)        (1.24)
  1998 - Institutional
  Shares                      23.44       0.30        5.65         (0.24)     (0.01)       (2.35)         3.35
  1998 - Service Shares       23.27       0.19        5.57         (0.07)     (0.08)       (2.35)         3.26
 ----------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares       19.66       0.16        4.46         (0.16)        --        (0.80)         3.66
  1997 - Class B Shares
  (commenced May 1, 1996)     20.44       0.04        3.70         (0.04)     (0.16)       (0.80)         2.74
  1997 - Institutional
  Shares                      19.71       0.30        4.51         (0.28)        --        (0.80)         3.73
  1997 - Service Shares
  (commenced June 7, 1996)    21.02       0.13        3.15         (0.13)     (0.10)       (0.80)         2.25
 ----------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares       14.61       0.19        5.43         (0.16)        --        (0.41)         5.05
  1996 - Institutional
  Shares (commenced June
  15, 1995)                   16.97       0.16        3.23         (0.24)        --        (0.41)         2.74
 ----------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
The accompanying notes are an integral part of these financial statements.

                                             GOLDMAN SACHS CORE U.S. EQUITY FUND

                                                                              Ratios assuming no voluntary waiver
                                                                                of fees or expense limitations
                                                                              -----------------------------------
                            Net assets                         Ratio of                              Ratio of
   Net asset                at end of       Ratio of        net investment        Ratio of        net investment   Portfolio
   value, end     Total       period    net expenses to    income (loss) to     expenses to      income (loss) to  turnover
   of period    return(b)   (in 000s)  average net assets average net assets average net assets average net assets   rate
     $34.21        3.73%(d)  $614,310         1.14%(c)           0.15%(c)           1.24%(c)           0.05%(c)      41.84%(d)
      33.56        3.26(d)    214,087         1.89(c)           (0.60)(c)           1.99(c)           (0.70)(c)      41.84(d)
      33.46        3.27(d)     43,361         1.89(c)           (0.61)(c)           1.99(c)           (0.71)(c)      41.84(d)
      34.61        3.97(d)    335,465         0.74(c)            0.54(c)            0.84(c)            0.44(c)       41.84(d)
      34.05        3.65(d)     11,204         1.24(c)            0.06(c)            1.34(c)           (0.04)(c)      41.84(d)
      32.98       26.89       605,566         1.23               0.15               1.36               0.02          63.79
      32.50       26.19       152,347         1.85              (0.50)              1.98              (0.63)         63.79
      32.40       26.19        26,912         1.87              (0.53)              2.00              (0.66)         63.79
      33.29       27.65       307,200         0.69               0.69               0.82               0.56          63.79
      32.85       27.00        11,600         1.19               0.19               1.32               0.06          63.79
------------------------------------------------------------------------------------------------------------------------------
      26.59       24.96       398,393         1.28               0.51               1.47               0.32          65.89
      26.32       24.28        59,208         1.79              (0.05)              1.96              (0.22)         65.89
      26.24        4.85(d)      6,267         1.78(c)           (0.21)(c)           1.95(c)           (0.38)(c)      65.89
      26.79       25.76       202,893         0.65               1.16               0.82               0.99          65.89
      26.53       25.11         7,841         1.15               0.62               1.32               0.45          65.89
------------------------------------------------------------------------------------------------------------------------------
      23.32       23.75       225,968         1.29               0.91               1.53               0.67          37.28
      23.18       18.59(d)     17,258         1.83(c)            0.06(c)            2.00(c)           (0.11)(c)      37.28
      23.44       24.63       148,942         0.65               1.52               0.85               1.32          37.28
      23.27       15.92(d)      3,666         1.15(c)            0.69(c)            1.35(c)            0.49(c)       37.28
------------------------------------------------------------------------------------------------------------------------------
      19.66       38.63       129,045         1.25               1.01               1.55               0.71          39.35
      19.71       20.14(d)     64,829         0.65(c)            1.49(c)            0.96(c)            1.18(c)       39.35
------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                              Income from
                                        investment operations(a)      Distributions to shareholders
                                      ---------------------------- ------------------------------------

                            Net asset                                         In excess
                             value,        Net       Net realized   From net    of net                  Net increase
                            beginning  investment   and unrealized investment investment    From net    in net asset
                            of period income (loss)     gain         income     income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      $16.17      $(0.01)        $0.86        $   --     $   --       $   --        $0.85
  1999 - Class B Shares       15.98       (0.07)         0.84            --         --           --         0.77
  1999 - Class C Shares       15.99       (0.07)         0.83            --         --           --         0.76
  1999 - Institutional
  Shares                      16.21        0.03          0.86            --         --           --         0.89
  1999 - Service Shares       16.11       (0.02)         0.86            --         --           --         0.84

 FOR THE YEAR ENDED JANUARY 31,
  1999 - Class A Shares       11.97        0.01          4.19            --         --           --         4.20
  1999 - Class B Shares       11.92       (0.06)         4.12            --         --           --         4.06
  1999 - Class C Shares       11.93       (0.05)         4.11            --         --           --         4.06
  1999 - Institutional
  Shares                      11.97        0.02          4.23            --      (0.01)          --         4.24
  1999 - Service Shares       11.95       (0.01)         4.17            --         --           --         4.16

 FOR THE PERIOD ENDED JANUARY 31,

  1998 - Class A Shares
  (commenced May 1, 1997)     10.00        0.01          2.35         (0.01)        --        (0.38)        1.97
  1998 - Class B Shares
  (commenced May 1, 1997)     10.00       (0.03)         2.33            --         --        (0.38)        1.92
  1998 - Class C Shares
  (commenced August 15,
  1997)                       11.80       (0.02)         0.54            --      (0.01)       (0.38)        0.13
  1998 - Institutional
  Shares (commenced May 1,
  1997)                       10.00        0.01          2.35         (0.01)        --        (0.38)        1.97
  1998 - Service Shares
  (commenced May 1, 1997)     10.00       (0.02)         2.35            --         --        (0.38)        1.95

 ------------------------------------------------------------------------------
 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

                                                                              Ratios assuming no voluntary waiver
                                                                                of fees or expense limitations
                                                                              -----------------------------------
                            Net assets                         Ratio of                              Ratio of
   Net asset                at end of       Ratio of        net investment        Ratio of        net investment   Portfolio
   value, end     Total       period    net expenses to    income (loss) to     expenses to         (loss) to      turnover
   of period    return(b)   (in 000s)  average net assets average net assets average net assets average net assets   rate
     $17.02        5.26%(d)  $300,684         1.04%(c)          (0.11)%(c)          1.26%(c)          (0.33)%(c)     32.74%(d)
      16.75        4.82(d)    181,626         1.79(c)           (0.87)(c)           2.01(c)           (1.09)(c)      32.74(d)
      16.75        4.75(d)     75,502         1.79(c)           (0.87)(c)           2.01(c)           (1.09)(c)      32.74(d)
      17.10        5.49(d)    310,704         0.64(c)            0.31(c)            0.86(c)            0.09(c)       32.74(d)
      16.95        5.21(d)      2,510         1.14(c)           (0.21)(c)           1.36(c)           (0.43)(c)      32.74(d)
      16.17       35.10       175,510         0.97               0.05               1.46              (0.44)         63.15
      15.98       34.07        93,711         1.74              (0.73)              2.11              (1.10)         63.15
      15.99       34.04        37,081         1.74              (0.74)              2.11              (1.11)         63.15
      16.21       35.54       295,734         0.65               0.35               1.02              (0.02)         63.15
      16.11       34.85         1,663         1.15              (0.16)              1.52              (0.53)         63.15
      11.97       23.79(d)     53,786         0.91(c)            0.12(c)            2.40(c)           (1.37)(c)      74.97(d)
      11.92       23.26(d)     13,857         1.67(c)           (0.72)(c)           2.91(c)           (1.96)(c)      74.97(d)
      11.93        4.56(d)      4,132         1.68(c)           (0.76)(c)           2.92(c)           (2.00)(c)      74.97(d)
      11.97       23.89(d)      4,656         0.72(c)            0.42(c)            1.96(c)           (0.82)(c)      74.97(d)
      11.95       23.56(d)        115         1.17(c)           (0.21)(c)           2.41(c)           (1.45)(c)      74.97(d)

-------------------------------------------------------------------------------

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                              Income from              Distributions to
                                        investment operations(a)         shareholders
                                      ---------------------------- -------------------------
                            Net asset
                             value,        Net       Net realized   From net                 Net increase
                            beginning  investment   and unrealized investment    From net    in net asset
                            of period income (loss)  gain (loss)     income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      $10.16      $(0.01)        $0.08        $   --       $   --        $0.07
  1999 - Class B Shares       10.07       (0.05)         0.07            --           --         0.02
  1999 - Class C Shares       10.08       (0.05)         0.07            --           --         0.02
  1999 - Institutional
  Shares                      10.20        0.02          0.08            --           --         0.10
  1999 - Service Shares       10.16       (0.01)         0.07            --           --         0.06

 FOR THE YEAR ENDED JANUARY 31,
  1999 - Class A Shares       10.59        0.01         (0.43)        (0.01)          --        (0.43)
  1999 - Class B Shares       10.56       (0.05)        (0.44)           --           --        (0.49)
  1999 - Class C Shares       10.57       (0.04)        (0.45)           --           --        (0.49)
  1999 - Institutional
  Shares                      10.61        0.04         (0.43)        (0.02)          --        (0.41)
  1999 - Service Shares       10.60        0.01         (0.44)        (0.01)          --        (0.44)
 FOR THE PERIOD ENDED JANUARY 31,
  1998 - Class A Shares
  (commenced August 15,
  1997)                       10.00       (0.01)         0.65            --        (0.05)        0.59
  1998 - Class B Shares
  (commenced August 15,
  1997)                       10.00       (0.03)         0.64            --        (0.05)        0.56
  1998 - Class C Shares
  (commenced August 15,
  1997)                       10.00       (0.02)         0.64            --        (0.05)        0.57
  1998 - Institutional
  Shares (commenced August
  15, 1997)                   10.00        0.01          0.65            --        (0.05)        0.61
  1998 - Service Shares
  (commenced August 15,
  1997)                       10.00        0.01          0.64            --        (0.05)        0.60

 ------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

                                                                       Ratios assuming no voluntary waiver
                                                                         of fees or expense limitations
                                                                       -----------------------------------
                           Net assets   Ratio of        Ratio of                              Ratio of
   Net asset               at end of  net expenses   net investment        Ratio of        net investment   Portfolio
   value, end     Total      period    to average   income (loss) to     expenses to          loss to       turnover
   of period     return(b) (in 000s)   net assets  average net assets average net assets average net assets   rate
     $10.23       0.69%(d)  $52,660       1.33%(c)       (0.12)%(c)          1.67%(c)          (0.46)%(c)     52.03%(d)
      10.09      0.20(d)     13,711       2.08(c)        (0.86)(c)           2.42(c)           (1.20)(c)      52.03(d)
      10.10      0.20(d)      6,274       2.08(c)        (0.86)(c)           2.42(c)           (1.20)(c)      52.03(d)
      10.30      0.98(d)     62,633       0.93(c)         0.28(c)            1.27(c)           (0.06)(c)      52.03(d)
      10.22      0.59(d)         64       1.43(c)        (0.22)(c)           1.77(c)           (0.56)(c)      52.03(d)
      10.16      (3.97)      64,087       1.31            0.08               2.00              (0.61)         75.38
      10.07      (4.64)      15,406       2.00           (0.55)              2.62              (1.17)         75.38
      10.08      (4.64)       6,559       2.01           (0.56)              2.63              (1.18)         75.38
      10.20      (3.64)      62,763       0.94            0.60               1.56              (0.02)         75.38
      10.16      (4.07)          54       1.44            0.01               2.06              (0.61)         75.38
      10.59       6.37(d)    11,118       1.25(c)        (0.36)(c)           3.92(c)           (3.03)(c)      37.65(d)
      10.56       6.07(d)     9,957       1.95(c)        (1.04)(c)           4.37(c)           (3.46)(c)      37.65(d)
      10.57       6.17(d)     2,557       1.95(c)        (1.07)(c)           4.37(c)           (3.49)(c)      37.65(d)
      10.61       6.57(d)     9,026       0.95(c)         0.15(c)            3.37(c)           (2.27)(c)      37.65(d)
      10.60       6.47(d)         2       1.45(c)         0.40(c)            3.87(c)           (2.02)(c)      37.65(d)

-------------------------------------------------------------------------------

GOLDMAN SACHS CORE LARGE CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from            Distributions to
                                      investment operations(a)        shareholders
                                      ------------------------- -------------------------
                            Net asset
                             value,      Net      Net realized   From net                 Net increase
                            beginning investment and unrealized investment    From net    in net asset
                            of period   income       gain         income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      $10.15     $0.04        $0.40        $(0.04)       $ --         $0.40
  1999 - Class B Shares       10.15      0.01         0.36         (0.02)         --          0.35
  1999 - Class C Shares       10.15      0.01         0.37         (0.02)         --          0.36
  1999 - Institutional
  Shares                      10.16      0.06         0.38         (0.05)         --          0.39
  1999 - Service Shares       10.16      0.02         0.40         (0.03)         --          0.39

 FOR THE PERIOD ENDED JANUARY 31,
  1999 - Class A Shares
  (commenced December 31,
  1998)                       10.00      0.01         0.14            --          --          0.15
  1999 - Class B Shares
  (commenced December 31,
  1998)                       10.00        --         0.15            --          --          0.15
  1999 - Class C Shares
  (commenced December 31,
  1998)                       10.00        --         0.15            --          --          0.15
  1999 - Institutional
  Shares (commenced Decem-
  ber 31, 1998)               10.00      0.01         0.15            --          --          0.16
  1999 - Service Shares
  (commenced December 31,
  1998)                       10.00      0.02         0.14            --          --          0.16

 ------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS CORE LARGE CAP VALUE FUND

                                                                                    Ratios assuming no voluntary waiver
                                                                                      of fees or expense limitations
                                                                                  ------------------------------------------
                         Net assets                             Ratio of                                    Ratio of
Net asset                at end of        Ratio of        net investment             Ratio of        net investment income
value, end     Total       period     net expenses  to        income to             expenses to            (loss) to
of period   return(b)(d) (in 000s)  average net assets(c) average net assets(c) average net assets(c) average net assets(c)
-----------------------------------------------------------------------------------------------------------------------------
  $10.55        4.31%      91,072           1.04%                 0.87%                 1.21%                  0.70%
   10.50        3.68       14,464           1.79                  0.05                  1.96                  (0.12)
   10.51        3.73        8,032           1.79                  0.09                  1.96                  (0.08)
   10.55        4.35      189,540           0.64                  1.29                  0.81                   1.12
   10.55        4.11           13           1.14                  0.72                  1.31                   0.55
-----------------------------------------------------------------------------------------------------------------------------
   10.15       1.50         6,665           1.08                  1.45                  8.03                  (5.50)
   10.15       1.50           340           1.82                  0.84                  8.77                  (6.11)
   10.15       1.50           268           1.83                  0.70                  8.78                  (6.25)
   10.16       1.60        53,396           0.66                  1.97                  7.61                  (4.98)
   10.16       1.60             2           1.16                  2.17                  8.11                  (4.78)

Portfolio
turnover
rate(d)
-----------------------------------------------------------------------------------------------------------------------------
   36.10%
   36.10
   36.10
   36.10
   36.10
-----------------------------------------------------------------------------------------------------------------------------
    0.00
    0.00
    0.00
    0.00
    0.00
-----------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from            Distributions to
                                      investment operations(a)        shareholders
                                      ------------------------- -------------------------
                            Net asset    Net                                              Net increase
                             value,   investment  Net realized   From net                  (decrease)
                            beginning   income   and unrealized investment    From net    in net asset
                            of period   (loss)    gain (loss)     income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      $ 9.98     $ 0.05       $0.84        $   --        $ --         $ 0.89
  1999 - Class B Shares        9.95       0.01        0.85            --          --           0.86
  1999 - Class C Shares        9.96       0.01        0.85            --          --           0.86
  1999 - Institutional
  Shares                      10.06       0.09        0.85            --          --           0.94
  1999 - Service Shares       10.02       0.01        0.90            --          --           0.91

 FOR THE YEAR ENDED JANUARY 31,
  1999 - Class A Shares        9.22      (0.01)       0.79         (0.02)         --           0.76
  1999 - Class B Shares        9.21         --        0.74            --          --           0.74
  1999 - Class C Shares        9.22         --        0.74            --          --           0.74
  1999 - Institutional
  Shares                       9.24       0.05        0.80         (0.03)         --           0.82
  1999 - Service Shares        9.23         --        0.81         (0.02)         --           0.79
 FOR THE PERIOD ENDED JANUARY 31,
  1998 - Class A Shares
  (commenced August 15,
  1997)                       10.00         --       (0.78)           --          --          (0.78)
  1998 - Class B Shares
  (commenced August 15,
  1997)                       10.00      (0.02)      (0.77)           --          --          (0.79)
  1998 - Class C Shares
  (commenced August 15,
  1997)                       10.00      (0.02)      (0.76)           --          --          (0.78)
  1998 - Institutional
  Shares (commenced August
  15, 1997)                   10.00       0.02       (0.76)        (0.02)         --          (0.76)
  1998 - Service Shares
  (commenced August 15,
  1997)                       10.00       0.01       (0.78)           --          --          (0.77)

 ------------------------------------------------------------------------------
 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

                                                                              Ratios assuming no voluntary waiver
                                                                                of fees or expense limitations
                                                                              -----------------------------------
                            Net assets                         Ratio of                              Ratio of
   Net asset                at end of       Ratio of        net investment        Ratio of        net investment   Portfolio
   value, end     Total       period    net expenses to    income (loss) to     expenses to      income (loss) to  turnover
   of period    return(b)   (in 000s)  average net assets average net assets average net assets average net assets   rate
     $10.87        8.92%(d)  $114,502         1.66%(c)           0.78%(c)           1.76%(c)           0.68%(c)      64.97%(d)
      10.81       8.64(d)       9,171         2.16(c)            0.26(c)            2.26(c)            0.16(c)       64.97(d)
      10.82       8.63(d)       4,913         2.16(c)            0.23(c)            2.26(c)            0.13(c)       64.97(d)
      11.00       9.34(d)     271,212         1.01(c)            1.43(c)            1.11(c)            1.33(c)       64.97(d)
      10.93       9.08(d)           8         1.51(c)            0.07(c)            1.61(c)           (0.03)(c)      64.97(d)
       9.98        8.37       110,338         1.63              (0.11)              1.94              (0.42)        194.61
       9.95        8.03         7,401         2.08              (0.03)              2.39              (0.34)        194.61
       9.96        8.03         3,742         2.08              (0.04)              2.39              (0.35)        194.61
      10.06        9.20       280,731         1.01               0.84               1.32               0.53         194.61
      10.02        8.74            22         1.50               0.02               1.81              (0.29)        194.61
       9.22       (7.66)(d)     7,087         1.50(c)           (0.27)(c)           4.87(c)           (3.90)(c)      25.16(d)
       9.21       (7.90)(d)     2,721         2.00(c)           (0.72)(c)           5.12(c)           (3.84)(c)      25.16(d)
       9.22       (7.80)(d)     1,608         2.00(c)           (0.73)(c)           5.12(c)           (3.85)(c)      25.16(d)
       9.24       (7.45)(d)    17,719         1.00(c)            0.59 (c)           4.12(c)           (2.53)(c)      25.16(d)
       9.23       (7.70)(d)         1         1.50(c)            0.26 (c)           4.62(c)           (2.86)(c)      25.16(d)

--------------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust - CORE Eq-uity Funds:

 We have audited the accompanying statements of assets and liabilities of Goldman Sachs CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund, CORE Large Cap Value Fund and CORE International Equity Fund, portfolios of Goldman Sachs Trust--Equity Funds (a Delaware Business Trust), including the statements of investments, as of August 31, 1999, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund, CORE Large Cap Value Fund and CORE International Eq-uity Fund as of August 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

 Boston, Massachusetts
 October 8, 1999

--------------------------------------------------------------------------------
Goldman Sachs Asset Management 32 OLD SLIP, 17TH Floor, New York, New York 10005
--------------------------------------------------------------------------------

Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
Jesse H. Cole, Vice President
James A. Fitzpatrick, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Adrien E. Deberghes, Jr., Assistant Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary


Goldman Sachs
Investment Adviser,
Distributor and Transfer Agent


Visit our internet address: www.gs.com/funds


This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

CORE International Equity Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

The stocks of smaller companies are often associated with higher risks, including greater volatility, than stocks of larger companies.

CORE(SM) is a service mark of Goldman, Sachs & Co.

Copyright 1999 Goldman, Sachs & Co.  All rights reserved.
Date of first use:  October 15, 1999                        COREAR / 90K / 10-99